Exhibit 10.1

COMMERCIAL SALE OFFER (OFERTA MERCANTIL DE VENTA) No. 1-2025

May 8, 2025

To

VERITAS RESOURCES AG

11F, JCHX Plaza, Building 3, No.3 Yuren South Road, Fengtai District, Beijing, PRC

Attention to: Juwang Wang

JCHX MINING MANAGEMENT CO., LTD.

11F, JCHX Plaza, Building 3, No.3 Yuren South Road, Fengtai District, Beijing, PRC

Attention to: Jingkun Liu

NAIPU MINING MACHINERY

111 North Bridge Road, #15-02, Peninsula Plaza, Singapore 179098

Attention to: Lei Wang

PIA GLOBAL LIMITED

Unit 02, 9/F, the Broadway, No. 54-62 Lockhart Road, Wanchai, Hong Kong
Attention to: Chao Zhou

HONG KONG ZHONGAN INDUSTRY DEVELOPMENT CO., LIMITED

Room G316, 3/F, Kwai Shing Industrial Building Phase 2, Nos. 42-46 Tai Lin Pai Road, Kwai Chung, New Territories, Hong Kong
Attention to: Weijia Su

Ref.: Commercial Sale Offer for Minerales and Alacrán Project No. 1-2025

Dear Sirs,

By means of this document, CORDOBA MINERALS CORP. and CORDOBA MINERALS HOLDINGS LTD. (the “Offerors”) hereby submit to VERITAS RESOURCES AG, JCHX MINING MANAGEMENT CO., LTD., NAIPU MINING MACHINERY, PIA GLOBAL LIMITED, and HONG KONG ZHONGAN INDUSTRY DEVELOPMENT CO., LIMITED (the “Offerees”) this irrevocable commercial offer for the sale of shares, and the assignment and sale of accounts receivables (the “Offer”), which, upon acceptance by the Offerees, shall be governed by the terms and conditions set forth in Exhibit A (Terms and Conditions) of this Offer.

This Offer and any non-contractual obligations arising out of or in connection with it shall be governed by, construed, and interpreted in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

Accordingly, subject to acceptance within no more than one (1) calendar day following the delivery of this Offer, through the issuance of a purchase order pursuant to the terms of Exhibit B (Purchase Order) (the “Purchase Order”), as of the date of such acceptance, the Offeror and the Offerees shall be bound by the terms described in Exhibit A (Terms and Conditions).

This Offer was submitted on May 7, 2025 at 5:00 p.m. (Colombian Time).

Sincerely,

CORDOBA MINERALS HOLDINGS LTD.

/s/ Sarah Armstrong-Montoya
Name:	Sarah Armstrong-Montoya
Title:	President and Chief Executive Officer

CORDOBA MINERALS CORP.

/s/ Sarah Armstrong-Montoya
Name:	Sarah Armstrong-Montoya
Title:	President and Chief Executive Officer

EXHIBIT A
TERMS AND CONDITIONS

COMMERCIAL OFFER No. 1-2025

PART 10 TERMINATION	42

PART 11 INDEMNITIES	42
Cordoba and Cordoba Barbados Indemnification Obligation	42
Buyer Parties Indemnification Obligation	43
No Indemnification but for Actual Losses	44
Third Party Claims	44

PART 12 TAX MATTERS	45
Transfer Taxes	45

PART 13 CONFIDENTIALITY	45
Confidential Information	45
Public Announcements	45
Permitted Disclosure	46
Unrestricted Disclosure	46

PART 14 GOVERNING LAW AND DISPUTE RESOLUTION	46
Governing Law	46
Dispute Resolution	47

PART 15 NOTICES	48
Delivery	48

PART 16 MISCELLANEOUS	50
Invalid Provisions	50
Time	50
Entire Agreement	50
Enurement	50
No Waiver	50
Amendments	50
Fees and Expenses	50
Further Assurances	50
Assignment	50

ii

WHEREAS:

A.	Cordoba Barbados is an indirect subsidiary of Cordoba and Cordoba Barbados owns all of the issued and outstanding shares of each of Minerales and Exploradora.

B.	Minerales and Exploradora together own 50% of the outstanding shares of CMH.

C.	The Buyer owns the remaining 50% outstanding shares of CMH.

D.	CMH is the sole owner of Cobre, a company that owns Alacrán, which is comprised of the mining concessions as specified in SCHEDULE A - 1 attached hereto.

E.	CMH is the owner of the CMH Properties as specified in SCHEDULE A - 2 attached hereto.

F.	Minerales is the owner of the Minerales Properties as specified in SCHEDULE A - 3 attached hereto.

G.	Exploradora is the owner of Mincordoba, and Mincordoba is the owner of the Mincordoba Properties as specified in SCHEDULE A - 4 attached hereto.

H.	The Exploration Properties are comprised of the CMH Properties, the Minerales Properties and the Mincordoba Properties.

I.	As of the date of this Agreement, the Buyer is owned 100% by Conest Resources Limited (“Conest”), a wholly owned subsidiary of JCHX. On or before entering into this Agreement, the Buyer, Conest, Naipu Singapore, PIA and Zhongan have entered into a share subscription agreement (the “Buyer Subscription Agreement”), according to which and subject to the terms and conditions therein, the Buyer will increase its ordinary share capital and allot such shares to Conest, Naipu Singapore, PIA and Zhongan. As a result of the Buyer Subscription Agreement, as of the Closing Date, the Buyer will be owned 55%, 22.5%, 20%, and 2.5% respectively by each of Conest, Naipu Singapore, PIA and Zhongan.

J.	The Buyer wishes to: (i) acquire the Accounts Receivables from Cordoba Barbados (“Accounts Receivables Assignment”); (ii) acquire all of the shares of Exploradora from Cordoba Barbados (the “Exploradora Acquisition”); and (iii) acquire all of the shares of Minerales from Cordoba Barbados (the “Minerales Acquisition” and together with the Accounts Receivables Assignment and the Exploradora Acquisition, the “Acquisition”), that together will result in the Buyer being the payee of the Accounts Receivables, and indirectly owning a 100% interest in Alacrán and the Exploration Properties.

K.	The Parties wish to enter into this Agreement to outline the framework to which they intend to complete the Acquisition and other related transactions in connection therewith, all on and subject to the terms and conditions set forth in this Agreement.

NOW THEREFORE in consideration of the mutual covenants, terms and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

PART 1
DEFINITIONS AND INTERPRETATION

Definitions

1.1  As used in this Agreement, the following capitalized words and terms shall have the meaning ascribed to them below:

(a)	“Accounts Receivables” means the accounts payables owed by, subject to the completion of the Restructuring, Minerales, Exploradora, and CMH to Cordoba Barbados as of Closing, which for greater certainty does not include the receivables related to the Existing Cordoba Bridge Loan and the Existing Minerales Bridge Loan. The Accounts Receivables as of March 31, 2025 is set forth in Schedule B.

(b)	“Accounts Receivables Assignment” has the meaning set forth in the recitals to this Agreement.

(c)	“Acquisition” has the meaning set forth in the recitals to this Agreement.

(d)	“Advisers” when used with respect to any Person, shall mean such Person’s directors, officers, employees, representatives, agents, counsel, accountants, advisers, engineers, and consultants.

(e)	“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, Controls, is Controlled by or is under common Control with, such Person. For the avoidance of doubt, Ivanhoe Electric is not to be considered an Affiliate of Cordoba or any of its subsidiaries for the purposes of this Agreement.

(f)	“Agent” means, with respect to an entity, any director, officer, employee or other representative of such entity; any person for whose acts such entity may be vicariously liable; and any other person that acts for or on behalf of, or performs services for or on behalf of, such entity, in each case, whilst acting in their capacity as such.

(g)	“Agreement” means this Offer, as accepted by the Offerees through the issuance of a Purchase Order in accordance with Exhibit B of this Offer.

(h)	“Alacrán” means mining title No. III-08021 (Alacrán) as set forth in SCHEDULE A - 1, granted under the concession agreement executed between Cobre and the ANM, comprising the Alacrán copper-gold-silver deposit located in the municipality of Puerto Libertador, Department of Córdoba, Colombia.

(i)	“Alacrán Project” means the development, design and construction of the mining concessions comprising Alacrán.

(j)	“ANM” means the Colombian National Mining Agency.

(k)	“Anti-Bribery and Anti-Corruption Laws” means, as they may be amended: (i) the Corruption of Foreign Public Officials Act (Canada); (ii) the Foreign Corrupt Practices Act of 1977 of the United States of America; 15 U.S.C. §78dd-1, et seq.; (iii) OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions; (iv) the Inter-American Convention Against Corruption, (v) the Estatuto Anticorrupción of Colombia (Law 1474 of 2011); (vi) any regulations under any of (i) to (v) above; and (vii) all other Applicable Laws.

(l)	“Applicable Laws” means, in respect of a Person, any law, ordinance, writ, statute, order, treaty, decree (including administrative orders/decrees), decision, rules, directives, license, permit, consent, approval, agreement or regulation of any Government Authority or superintendence, that is applicable to such Person or its property, or other legislative or administrative action of a Government Authority having jurisdiction over that Person or its property, or a final, binding or executory decree, injunction, judgment, decision, award or order of a court or an arbitration tribunal that affects or it is applicable to such Person or its property.

(m)	“AR Purchase Price” means the consideration payable by the Buyer to Cordoba Barbados for the Accounts Receivables, at an amount equal to the dollar amount of the Accounts Receivables.

(n)	“Beonest” means Beonest International Investment Limited.

(o)	“Books and Records” means, with respect to a Person, originals and copies, in any form, of all material books, files, Permits, accounts, reports and records (accounting, financial or otherwise), correspondence, documents, contracts, list of suppliers, sales and purchase records, plans and projections, accounts receivable information manuals and other material of or exclusively or predominately relating to or exclusively or predominately used in connection with that Person.

(p)	“Breaching Party” has the meaning set forth in section 10.1.

(q)	“Business Day” means a day on which the banks in Vancouver, British Columbia, Switzerland, Hong Kong, and the PRC are customarily open for business.

(r)	“Buyer Investor” means each of JCHX, Naipu, PIA and Zhongan, collectively, the “Buyer Investors”.

(s)	“Buyer Parties” means the Buyer Investors and the Buyer;

(t)	“Buyer Parties Indemnified Persons” has the meaning set forth in section 11.1.

(u)	“Buyer Subscription Agreement” has the meaning set forth in the recitals to this Agreement.

(v)	“Buyer Parties Warranties” has the meaning set forth in section 7.3.

(w)	“Buyer” means Veritas Resources AG, a corporation existing under the laws of Switzerland, who will be owned 55%, 22.5%, 20%, and 2.5% respectively by each of Conest, Naipu Singapore, PIA and Zhongan.

(x)	“Canadian Securities Laws” means the Securities Act (or equivalent legislation) in each of the provinces and territories of Canada and the respective regulations under such legislation together with applicable published rules, regulations, policy statements, national instruments and memoranda of understanding of the Canadian Securities Administrators and the securities regulatory authorities in such provinces and territories.

(y)	“CHC” means Cordoba Holdings Corp.

(z)	“CMH Pari-Passu Loans” means collectively (i) loan agreement dated December 26, 2024 entered into between CMH, as borrower, and Iniview, as lender, for a loan amount of US$5,000,000 disbursed by Iniview to CMH; and (ii) the pari-passu agreement dated December 26, 2024 entered into between CMH, as borrower, and Minerales and Iniview, as lenders.

(aa)	“Claim” means any suit, demand, notice, lawsuit, claim, action, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), review, complaint, grievance, inquiry, audit, examination or investigation, in each case, whether asserted, threatened, pending or existing and whether commenced, brought, issued or conducted by any Third Party or commenced, brought, issued, conducted or heard by or before any Government Authority.

(bb)	“Closing” means the closing of the Acquisition which will occur on the Closing Date.

(cc)	“Closing Date” has the meaning set forth in section 9.1.

(dd)	“Closing Payment” has the meaning set forth in section 3.3.

(ee)	“CMH” means CMH Colombia S.A.S., a simplified stock company existing under the laws of Colombia.

(ff)	“CMH Pledge” means the share pledge over 50 issued and outstanding common shares equivalent to 2.5% of the capital stock of CMH, granted by Minerales, as guarantor, in favour of Beonest, as secured party, pursuant to a share pledge agreement dated December 26, 2024, to secure all obligations of any nature owed by Minerales to Beonest under the Existing Cordoba Bridge Loan.

(gg)	“CMH Properties” means the mining titles set forth in SCHEDULE A - 2.

(hh)	“Coboro NSR” has the meaning set forth in section 1.1(yyyy)(xii).

(ii)	“Cobre” means Cobre Minerals S.A.S., a simplified stock company existing under the laws of Colombia.

(jj)	“Commercial Production” means when the processing plant at Alacrán achieves a throughput rate of no less than 13,500 tonnes per day of ore through the semi-autogenous grinding and ball mill, achieved on average over a period of 30 consecutive calendar days. For greater certainty, the calculation shall be made by dividing the total amount of tonnes processed by the processing plant in any 30-calendar day period by 30 days, and the processing plant is not required to operate on each of the 30 days in the period.

(kk)	“Commercial Production Commencement Date” shall be the first Business Day following the date that Commercial Production is achieved.

(ll)	“Conest” has the meaning set forth in the preambles.

(mm)	“Consequential Loss” means any consequential, incidental, punitive, special, exemplary, indirect or other damages, lost or deferred profits or revenues, loss of business opportunity, loss of or delay in production, loss of use or other business interruption losses and damages, other than any loss which is reasonably foreseeable at the time of the relevant breach.

(nn)	“Consideration Shares” has the meaning set forth in section 7.1(c).

(oo)	“Contingent Payment” has the meaning set forth in section 3.8.

(pp)	“Contingent Payment Date” means the date on which the Buyer pays the Contingent Payment in accordance with section 3.10.

(qq)	“Contingent Payment Trigger” has the meaning set forth in section 3.8.

(rr)	“Control” of any Person (including with correlative meanings the terms “Controlling”, “Controlled by” and “under common Control with”) shall consist of the power to, directly or indirectly, direct the management and policies of such Person (whether through the ownership of voting securities, by contract, as trustee or executor or otherwise) and in any case shall be deemed to exist upon the ownership of securities entitling the holder thereof to exercise more than fifty percent (50%) of the voting power in the election of directors of such Person (or other Person or body performing similar functions).

(ss)	“Cordoba” means Cordoba Minerals Corp., a corporation existing under the laws of the Province of British Columbia.

(tt)	“Cordoba Barbados” means Cordoba Minerals Holdings Ltd., a corporation existing under the laws of Barbados.

(uu)	“Cordoba Circular” means, if applicable, the management information circular of Cordoba to be provided to the Cordoba Shareholders in respect of the Cordoba Meeting.

(vv)	“Cordoba Existing Services Agreements” means the following service agreements: (i) the technical consultancy services agreement between Cordoba and CMH dated December 18, 2023; (ii) the technical advisory services agreement between Cordoba and CMH dated December 18, 2023; and (iii) the technical, administrative, and back-office services agreement between Cordoba and CMH dated December 18, 2023.

(ww)	“Cordoba Indemnified Persons” has the meaning set forth in section 11.3.

(xx)	“Cordoba Meeting” means, if applicable, a special meeting of the Cordoba Shareholders to be held to approve the Transaction Resolutions, as applicable, and any and all adjournments or postponements of such meeting.

(yy)	“Cordoba Parties” means Cordoba and Cordoba Barbados.

(zz)	“Cordoba Shareholders” means the holders of Cordoba Shares.

(aaa)	“Cordoba Shares” means the common shares which Cordoba is authorized to issue.

(bbb)	“Cordoba Subsidiaries” means Exploradora, Minerales, Mincordoba and Fundacion.

(ccc)	“Cordoba Warranties” has the meaning set forth in section 7.1.

(ddd)	“Data Protection Law” means any and all applicable national, provincial or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements of any Government Authority relating to or imposing Liability or standards of conduct concerning the privacy, cybersecurity, data security practices, and regulations adopted pursuant thereto, including Law 1581 of 2012, Decree 1377 of 2013 (compiled in Decree 1074 of 2015) and further complementary regulations under Colombian law, as the same were in the past, are currently in effect or as hereafter amended.

(eee)	“Debt Instrument” means any bond, debenture, promissory note or other instrument evidencing indebtedness for borrowed money, or other Liability required to be reflected as debt for financial reporting purposes in accordance with IFRS, including any capital leases.

(fff)	“Deferred Payment” has the meaning set forth in section 3.6.

(ggg)	“Disclosure Schedule” means the disclosure schedule dated the date of this Agreement and all schedules, exhibits and appendices thereto, delivered by the Cordoba Parties to the Buyer Parties with this Agreement.

(hhh)	“Disputes” has the meaning set forth in section 14.2.

(iii)	“EIA” means the Environmental Impact Assessment for the Alacrán Project.

(jjj)	“Encumbrance” means any restriction, burden, Claim, charge, pledge, mortgage, lien, security interest, option, power of sale, hypothecation, retention of title, royalty, net profit interest or other overriding interest, agreement limiting the transfer of voting rights, right of pre-emption, right of first refusal or other agreement, arrangement or commitment to create any of the foregoing, and any rights or privileges capable of becoming any for the foregoing, whether recorded or unrecorded, registered or unregistered.

(kkk)	“Environmental Impact Assessment” means the instrument or study required in all cases where an environmental license is required by Applicable Laws in Colombia, which is submitted before the ANLA and shall correspond in its content and depth to the provisions of articles 2.2.2.3.5.1. and 2.2.2.3.5.2. of Decree 1076 of 2015.

(lll)	“Environmental Laws” means any and all applicable national, provincial or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements of any Government Authority relating to or imposing Liability or standards of conduct concerning the pollution or the protection of human health, the environment, wildlife or nature, including, without limitation, relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of any pollutant, contaminant or Hazardous Substance, and regulations adopted pursuant thereto, as the same were in the past, are currently in effect or as hereafter amended.

(mmm)	“Existing Beonest Bridge Loan” means the loan agreement among Beonest, Cordoba and Minerales dated December 26, 2024 in the amount of US$5,000,000.

(nnn)	“Existing Cordoba Bridge Loan” means the loan agreement between Cordoba and Minerales dated December 26, 2024 in the amount of US$5,000,000.

(ooo)	“Existing Minerales Bridge Loan” means the loan agreement between Minerales and CMH dated December 26, 2024 in the amount of US$5,000,000.

(ppp)	“Exploradora Acquisition” has the meaning set forth in the recitals to this Agreement.

(qqq)	“Exploradora” means Exploradora Córdoba S.A.S., a simplified stock company existing under the laws of Colombia.

(rrr)	“Exploration Properties” means, collectively, the CMH Properties, the Mincordoba Properties and the Minerales Properties.

(sss)	“Financial Statements” has the meaning set forth in section 7.1(h).

(ttt)	“Fundacion” means Fundación Unidos Por El San Jorge, a non-profit entity organized under the laws of Colombia. Its sole founder is Minerales.

(uuu)	“Government Authority” means the government of any specified or relevant country, as well as any political subdivision thereof, whether provincial, state or municipal or local, and any agency, authority, instrumentality, regulatory body, court or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to that government, which shall include but not limited to:

(i)	a federal, national, regional, state, provincial or local government of any country or territory, or any subdivision of any country or territory;

(ii)	an instrumentality, board, commission, court or agency, whether civilian or military, of any of the above, however constituted;

(iii)	a public organisation, being an organisation, whose members are (i) countries or territories; (ii) governments of countries or territories; and/or (iii) other public international organisations and includes, without limitation, the World Bank, the United Nations, the International Monetary Fund and the OECD; or

(iv)	any company, association, organisation, business, enterprise or other entity which is owned, whether in whole or in part, or controlled by any person listed in (i) to (iii) above.

(vvv)	“Gross Negligence / Willful Misconduct” means any act or failure to act (whether sole, joint or concurrent) by any Person that was intended to cause or was in reckless disregard of or wanton indifference to, harmful consequences such Person knew, or should have known, such act or failure would have on the safety or property of another Person.

(www)	“Hazardous Substance” means any substance, matter, waste, pollutant or contaminant, as defined or regulated under Applicable Laws or the release of which could cause harm or damage to or impairment of the environment or any risk to human health or safety or property including, but not limited to, noise, hazardous materials, vibrations, radiation, petroleum products, asbestos, polychlorinated biphenyls and radioactive materials.

(xxx)	“IFRS” means the International Financial Reporting Standards developed by the International Accounting Standards Board.

(yyy)	“Indemnitee” has the meaning set forth in section 11.5.

(zzz)	“Indemnitor” has the meaning set forth in section 11.5.

(aaaa)	“Initial Framework Agreement” means the framework agreement among Cordoba, Minerales, Exploradora, CMH, JCHX, and Intera Mining Investment Limited dated December 8, 2022, as assigned from Intera Mining Investment Limited to Iniview pursuant to a deed of assignment and adherence dated May 4, 2023.

(bbbb)	“Initial Operating Agreements” means the JV Shareholders Agreement and the Management Services Agreement.

(cccc)	“Iniview” means Iniview Mining Investment Limited, a company existing under the laws of Hong Kong.

(dddd)	“Interim Funding” has the meaning set forth in section 2.2.

(eeee)	“Ivanhoe Electric” means Ivanhoe Electric, Inc., a corporation existing under the laws of the State of Delaware.

(ffff)	“Ivanhoe NSR” has the meaning set forth in section 1.1(yyyy)(xii).

(gggg)	“JCHX” means JCHX Mining Management Co., Ltd., a corporation existing under the laws of the PRC.

(hhhh)	“JV Shareholders Agreement” means the joint venture shareholders’ agreement among Minerales, Exploradora and Iniview dated May 8, 2023, as amended by the Deed of Adherence dated January 21, 2025, pursuant to which the Buyer became a party to the JV Shareholders Agreement.

(iiii)	“Liability” or “Liabilities” means all liabilities, duties, obligations and contingencies of a financial nature.

(jjjj)	“Losses” include any loss, Liability, Claim, damage, payment, costs, fees (including legal costs and attorney’s fees), charges, expenses, fines and penalties.

(kkkk)	“Management Services Agreement” means the management services agreement among Minerales, Cobre and CMH dated May 8, 2023.

(llll)	“Manager” has the meaning provide to is under the JV Shareholders Agreement.

(mmmm)	“Market Price” means the spot Copper price per tonne at the close of market hours on the London Metal Exchange.

(nnnn)	“Material Adverse Change” means, with respect to a Person, any material and adverse change or changes, or the occurrence of any material and adverse event or condition, in the assets, Liabilities or business condition (financial or otherwise) of that Person or, in the case of the Cordoba Parties, those of the Cordoba Subsidiaries, CMH and Cobre, and the Exploration Properties and Alacrán; provided that in no event shall any matter resulting from the following be deemed a Material Adverse Change: (a) changes in the regulatory accounting requirements; (b) changes in general economic or political conditions (whether international, national or local); (c) changes (including changes of Applicable Laws) generally affecting the industry or industries in which the Cordoba Parties, the Cordoba Subsidiaries, CMH, Cobre or the Buyer Parties operate; (d) acts of war, sabotage or terrorism, pandemic, epidemic or natural disasters; (e) the announcement or consummation of the transactions contemplated by this Agreement; (f) any action taken (or omitted to be taken) at the express written request or with the express written consent of the Buyer Parties; or (g) any action taken by the Cordoba Parties, the Cordoba Subsidiaries, CMH or Cobre that is required pursuant to this Agreement; provided that the exception in this clause shall not prevent or otherwise affect a determination that any change, effect, circumstance or development underlying such failure that is not otherwise excluded from the definition of Material Adverse Change has resulted in, or contributed to, a Material Adverse Change; provided, further that, with respect to clauses (a), (b), (c) and (d) of this definition, any change, event, circumstance or development shall be taken into account in determining whether a Material Adverse Change has occurred solely to the extent it, taken as a whole, disproportionately adversely affects the Cordoba Parties, the Cordoba Subsidiaries, CMH, Cobre, or the Buyer Parties, as applicable, compared to other companies, businesses or ventures of similar size operating in the industries in which the Cordoba Parties, the Cordoba Subsidiaries, CMH, Cobre, or the Buyer Parties, as applicable, operate.

(oooo)	“MI 61-101” means Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions of the Canadian Securities Administrators.

(pppp)	“Mincordoba Properties” means the mining titles set forth in SCHEDULE A - 4.

(qqqq)	“Mincordoba” means Mincordoba S.A.S., a simplified stock company existing under the laws of Colombia.

(rrrr)	“Minerales Properties” means the mining titles set forth in SCHEDULE A - 3.

(ssss)	“Minerales” means Minerales Cordoba S.A.S., a corporation existing under the laws of Colombia.

(tttt)	“Mining Pledge” means the mining pledge on exploration and exploitation rights derived from the mining titles described in SCHEDULE A - 2, and/or of the new mining titles derived from the integration requests pending indicated in SCHEDULE A - 2, granted in favor of CMH, as registered before the National Registry of Security over Movable Assets on June 6, 2023, with the purpose to guarantee the full performance of the transfer of the mining titles described in SCHEDULE A - 2.

(uuuu)	“Naipu” means Naipu Mining Machinery, a corporation existing under the laws of the PRC.

(vvvv)	“Naipu Singapore” means Singapore Naipu Global Resource Investment Pte. Ltd., a wholly owned subsidiary of Naipu incorporated under the laws of Singapore.

(wwww)	“Offeree” means each of Buyer, JCHX, Naipu, PIA and Zhongan.

(xxxx)	“Offerors” means Cordoba and Cordoba Barbados.

(yyyy)	“Order” means any order, notice, injunction, determination, directive, judgment, decree, award or writ by or of any Government Authority (whether preliminary or final).

(zzzz)	“ODI Approvals” means the following as applicable:

(i)	approval from or filing with the National Development and Reform Commission of the PRC and Ministry of Commerce of the PRC; and

(ii)	registration with the State Administration of Foreign Exchange;

in each case with respect to a PRC entity conducting an overseas direct investment according to the Applicable Laws of the PRC.

(aaaaa)	“Outside Date” means December 31, 2025, or such other date the Cordoba Parties and the Buyer mutually agree in writing.

(bbbbb)	“Party” or “Parties” refers collectively to Cordoba, Cordoba Barbados, Buyer, JCHX, Naipu, PIA and Zhongan.

(ccccc)	“Permits” has the meaning assigned to it in section 7.1(o).

(ddddd)	“Permitted Encumbrances” means, collectively:

(i)	any Encumbrance imposed by any Government Authority for Taxes, either secured by a bond or not yet due or delinquent or being contested in good faith;

(ii)	materialmens’, builders’, workers’, repairmen’s, employees’ or other like Encumbrance arising in the ordinary course of business, either for amounts not yet due or for amounts being contested in good faith;

(iii)	Encumbrances incurred in the ordinary course of business in connection with workers’ compensation, unemployment insurance, social security, and other Applicable Laws and that do not in the aggregate materially impair the use or value of Alacrán, the Exploration Properties or assets of the Projects or exceed $100,000;

(iv)	Encumbrances arising out of judgments or awards so long as an appeal or proceeding for review is being prosecuted in good faith or are fully covered by insurance;

(v)	easements, rights-of-way, restrictions, minor defects and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, licences, restrictions on the use of property, including the JV Shareholders Agreement, or minor imperfections in title, which do not materially impair the property affected thereby for the purpose for which title was acquired or interfere with the operation of the Projects, Alacrán or the Exploration Properties;

(vi)	reservations in any original grants from a Government Authority of any land or interest therein, statutory exceptions to title and reservations of mineral rights in any grants from a Government Authority or from any other predecessors in title;

(vii)	Encumbrances, deposits or pledges to secure statutory obligations or performance of bids, tenders, contracts (other than for the repayment of borrowed money), licences or leases, or for purposes of like general nature in the ordinary course of its business;

(viii)	involuntary Encumbrances (including an Encumbrance or an attachment, judgment or execution) securing a charge or obligations on the, either real or personal, whether now or hereafter owned in the aggregate sum of less than $100,000;

(ix)	the Existing Cordoba Bridge Loan and the Existing Minerales Bridge Loan;

(x)	the CMH Pledge;

(xi)	the CMH Pari-Passu Loans;

(xii)	the net smelter royalty granted to Ivanhoe Electric, Piat Investment S.A., Coboro S.A (collectively, the “Beneficiaries”), under separate royalty agreements entered into on July 28, 2020 by Cordoba, Minerales and Cobre with each Beneficiary, in relation to the mining title III08021, in the following proportional percentages: (1) 1.25% of the net smelter income to Ivanhoe Electric (“Ivanhoe NSR”); (2) 0.58% of the net smelter income to Coboro S.A. (“Coboro NSR”); and (3) 0.17% of the net smelter income to Piat Investment S.A. (“Piat NSR”);

(xiii)	the mining pledge on future production of the mining title III08021 granted in favor of Ivanhoe Electric Inc., Piat Investment S.A., Coboro S.A, as registered before the National Registry of Security over Movable Assets (Registro Nacional de Garantías Mobiliarias) on February 9, 2021, with the purpose to guarantee the payment obligations arising out of the Ivanhoe NSR; and

(xiv)	the Mining Pledge.

(eeeee)	“Person” means any individual, firm, partnership, joint venture, whether incorporated or unincorporated, corporation, limited liability company, trust, estate, unincorporated organization, association, institution, or other entity, including any Government Authority (or any department, agency, or political subdivision thereof).

(fffff)	“PIA” means PIA Global Limited, a corporation existing under the laws of Hong Kong S.A.R.

(ggggg)	“Piat NSR” has the meaning set forth in section 1.1(yyyy)(xii).

(hhhhh)	“PRC” means the People’s Republic of China but solely for purposes of this Agreement, does not include Hong Kong, Macau and Taiwan.

(iiiii)	“Prior Transaction Closing Date” means the closing date of the transaction under the Initial Framework Agreement; and the parties acknowledge such date is May 8, 2023.

(jjjjj)	“Projects” means the development, design and construction of the mining concessions comprising Alacrán and the Exploration Properties.

(kkkkk)	“Purchase Price” means US$100,000,000, as adjusted upwards by the Contingent Payment in accordance with section 3.11.

(lllll)	“Restricted Area” means the territory of Colombia.

(mmmmm)	“Restricted Business” means the business as carried on by the Cordoba Subsidiaries, CMH and Cobre as of the Closing Date.

(nnnnn)	“Restructuring” has the meaning set forth in section 2.1.

(ooooo)	“Restructuring Effective Date” has the meaning set forth in section 2.1.

(ppppp)	“Shares Purchase Price” means the consideration payable by the Buyer to Cordoba Barbados for the Consideration Shares, at an amount equal to the Purchase Price less the AR Purchase Price.

(qqqqq)	“SIC” means the Superintendence of Industry and Commerce, Colombia (La Superintendencia de Industria y Comercio).

(rrrrr)	“Tax Return” means any report, return, document, declaration, election or other information or filing required to be supplied to any Government Authority with respect to Taxes (including any schedule or attachment thereto or amendment thereof), including information returns and any documents with respect to or accompanying payments of estimated Taxes, or with respect to or accompanying requests for the extension of time in which to file any such report, return, document, declaration, election or other information.

(sssss)	“Tax” means: (i) any tax, levy, impost, duty or other like assessment or charge of any kind whatsoever (including withholding on amounts paid to or by any Person), together with any interest, penalty, addition to tax or additional amount imposed by any Government Authority responsible for the imposition of any such tax (domestic or foreign), including income, franchise, profits, gross receipts, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, customs duties, capital gains, capital stock, social security (or similar), unemployment, compensation, disability, real or personal property, sales, use, goods and services, transfer, registration, ad valorem, value-added, alternative, estimated, utility, production, transfer and gains taxes and (ii) any liability for any of the foregoing as transferee.

(ttttt)	“Third Party” means any Person other than the Parties and their Affiliates.

(uuuuu)	“Transaction Documents” means this Agreement together with its schedules and the Disclosure Schedule, and all contracts, instruments, certificates, commercial offers, purchase orders, endorsed share certificates or other documents to be executed or delivered pursuant to, or any agreements or documents entered into in connection with, this Agreement.

(vvvvv)	“Transaction Resolutions” means the necessary resolutions to approve:

(i)	the Acquisition; and

(ii)	the other transactions contemplated by this Agreement, as required,

by the Cordoba Shareholders at the Cordoba Meeting, including any approval required under MI 61-101, and the sale of substantially all of the assets of Cordoba as required under corporate law.

(wwwww)	“Transfer Taxes” means all recoverable and non-recoverable transfer, documentary, sales, use, stamp, registration, real property, income, value-added, goods and services and other such similar Taxes incurred in connection with the consummation of the Acquisition and transactions contemplated by this Agreement.

(xxxxx)	“Transition Period” means a period commencing from the Closing Date to the second (2nd) anniversary of the Closing Date.

(yyyyy)	“TSXV” means the TSX Venture Exchange.

(zzzzz)	“US” means the United States of America.

(aaaaaa)	“Zhongan” means Hong Kong Zhongan Industry Development Co., Limited, a corporation existing under the laws of Hong Kong S.A.R.

Interpretation

1.2           For the purposes of this Agreement, except as otherwise expressly provided:

(a)	“this Agreement” means this agreement, including the schedules hereto, and not any particular part, section or other portion hereof, and includes any agreement, document or instrument entered into, made or delivered pursuant to the terms hereof, as the same may, from time to time, be supplemented or amended and in effect;

(b)	all references in this Agreement to a designated “part”, “section”, “subsection” or other subdivision or to a schedule are references to the designated part, section, subsection or other subdivision of, or schedule to, this Agreement;

(c)	the words “hereof”, “herein”, “hereto” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular part, section, subsection or other subdivision or schedule unless the context or subject matter otherwise requires;

(d)	the division of this Agreement into parts, sections and other portions and the insertion of headings are for convenience of reference only and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof;

(e)	a reference in this Agreement to a statute includes all regulations made thereunder, all amendments to the statute or regulations in force from time to time, and any statute or regulation that supplements or supersedes such statute or regulations;

(f)	the singular of any term includes the plural, and vice versa, and the use of any term is generally applicable to any gender and, where applicable, a body corporate, firm or other entity, and the word “or” is not exclusive and the word “including” is not limiting whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto;

(g)	in the event that any date on which any action is required to be taken hereunder by any of the Parties hereto is not a Business Day, such action will be required to be taken on the next succeeding day which is a Business Day;

(h)	in this Agreement, “ordinary course of business”, “ordinary course of business consistent with past practice”, or any similar reference, means, with respect to an action taken by a Person, that such action is consistent with the past practices or expected practices of such Person given the stage of development of such Person and is taken in the ordinary course of the normal day-to-day business and operations of such Person; provided that in any event such action is not unreasonable or unusual;

(i)	the language used in this Agreement is the language chosen by the Parties to express their mutual intent;

(j)	the Parties have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement;

(k)	all references to “approval”, “authorization” or “consent” in this Agreement mean written approval, authorization or consent;

(l)	whenever a provision of this Agreement requires an approval or consent and such approval or consent is not delivered within the applicable time period, then, unless otherwise specified, the Person whose consent or approval is required shall be conclusively deemed to have withheld its consent or approval; and

(m)	references to “dollar” amounts, “US$” or “$” refer to the lawful currency of the United States, unless otherwise stated.

Schedules

The following Schedules are included, and form part of, this Agreement:

Schedule A:     Property Descriptions

Schedule B:     Accounts Receivables

Schedule C:     Restructuring Steps

Schedule D:     [Omitted]

Schedule E:      Initial Framework Agreement Amendment Agreement

Schedule F:      [Omitted]

Schedule G:     [Omitted]

Schedule H:     Initial Framework Agreement Termination Agreement

Schedule I:       JV Shareholders Agreement Termination Agreement

Schedule J:      Management Services Agreement Termination Agreement

Schedule K:     Accounts Receivables Commercial Sale Offer and Purchase Order

Schedule L:      Assignment Agreement

Any capitalized terms used in any Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement.

Disclosure Schedule

The Disclosure Schedule itself and all information contained in it is confidential information and is subject to the terms and conditions of the confidentiality provisions contained in the Agreement.

PART 2
pre-closing matters

Pre-Closing Restructuring

2.1           Immediately prior to the Closing (such date referred to as the “Restructuring Effective Date”), the Cordoba Parties shall, and shall procure CHC, the relevant Cordoba Subsidiaries and CMH to, complete and give effect to certain restructuring transactions as further described in Schedule C (the “Restructuring”), and provide the following the completion of the Restructuring and on or prior to the Closing:

(a)	executed commercial offer (oferta mercantil de venta) of assignment and transfer of all of Cordoba’s rights, obligations, title and interest in to and under the right to receive any and all sums due and to become due under, or recoverable in connection with the CMC-Colombia Receivables (as defined under Schedule C);

(b)	the purchase order executed by Cordoba Barbados in favor of Cordoba for the assignment of the CMC-Colombia Receivables (as defined under Schedule C);

(c)	such other additional instruments of conveyance, transfer and assignment of the CMC-Colombia Receivables (as defined under Schedule C) (as applicable), as well as the assignment notification to the debtors of the CMC-Colombia Receivables, to perfect the assignment of the CMC-Colombia Receivables and termination of the Cordoba Existing Services Agreements; and

(d)	the updated and definitive book records of Accounts Receivables, identifying each Accounts Receivable to be assigned to the Buyer on Closing, its outstanding amount, invoice number, advance payment date, due date, debtor and creditor, as applicable.

Interim Funding

2.2           From the date of this Agreement until:

(a)	the Closing Date; or

(b)	to the extent that the Closing does not occur, the earlier of: (i) the date that this Agreement is terminated in accordance with its terms; or (ii) September 30, 2025,

the Buyer shall provide the interim funding (“Interim Funding”) to CMH in accordance with the budget proposed as provided in section 2.2 of the Disclosure Schedule, at such times and in such amounts as requested in writing by the Cordoba Parties consistent with such budget. Such Interim Funding to be on substantially similar terms to the Existing Beonest Bridge Loan.

Amendment to Initial Framework Agreement

2.3           Concurrently with the execution of this Agreement, the parties to the Initial Framework Agreement shall have signed the Initial Framework Agreement Amendment Agreement in the form appended hereto in Schedule E to amend the Initial Framework Agreement.

PART 3
THE ACQUISITION

Acquisition

3.1           At Closing, and subject to the terms and conditions set forth in the commercial sale offer (oferta mercantil de venta), substantially in the form attached hereto as Schedule K, Cordoba Barbados shall submit a commercial sale offer to the Buyer for the sale and assignment of the Accounts Receivables for a purchase price equal to the dollar amount of the Accounts Receivables (“AR Purchase Price”). At Closing, in response to such offer, the Buyer shall issue a purchase order, substantially in the form of Schedule K, in favor of Cordoba Barbados, for the purchase and assignment of the Accounts Receivables according to the terms and obligations set forth in this Agreement and the commercial sale offer (oferta mercantil de venta).

3.2           Subject to the terms and conditions of this Agreement, Cordoba Barbados agrees to endorse (endosar) and sell to the Buyer and the Buyer agrees to purchase from Cordoba Barbados at the Closing the Consideration Shares at the Share Purchase Price, in which a portion as mutually confirmed by the Cordoba Parties and the Buyer shall be allocated to the shares of Exploradora, and the remainder allocated to the shares of Minerales.

3.3           The Buyer agrees to pay Cordoba Barbados US$88,000,000 of the Purchase Price in cash on Closing by wire transfer of immediately available cleared funds to an account of Cordoba Barbados as designated in writing by Cordoba Barbados (the “Closing Payment”).

3.4           Immediately upon the Closing, the shareholding in Exploradora on a fully diluted basis shall be as follows:

Shareholder	Common Shares	Shareholding (%)
Buyer	10,060,000	100%

3.5           Immediately upon the Closing, the shareholding in Minerales on a fully diluted basis shall be as follows:

Shareholder	Common Shares	Shareholding (%)
Buyer	27,262,500	100%

Deferred Payment

3.6           The Buyer agrees to pay Cordoba Barbados the remaining US$12,000,000 of the Purchase Price attributable to the Shares Purchase Price not included in the Closing Payment (the “Deferred Payment”) within fifteen (15) Business Days after the earlier of (i) the Commercial Production Commencement Date, and (ii) the third (3rd) year anniversary of the Closing Date.

3.7           The Buyer agrees to pay Cordoba Barbados the Deferred Payment in US dollars by wire transfer of immediately available cleared funds to an account of Cordoba Barbados as designated in writing by Cordoba Barbados.

Contingent Payment

3.8           Following the Commercial Production Commencement Date, the Buyer agrees to pay Cordoba Barbados the following amounts (the “Contingent Payment”) as additional consideration for the shares of Minerales and Exploradora, if the average daily Market Price for the first twelve (12) months commencing from the first trading day on the London Metal Exchange following the Commercial Production Commencement Date, and ending on the last trading day on the London Metal Exchange immediately preceding the one-year anniversary of the Commercial Production Commencement Date (the “Contingent Payment Trigger”):

(a)	is between US$12,000 (inclusive) and US$13,000 (inclusive), then a total of US$8,000,000, of which a portion as mutually confirmed by the Cordoba Parties and the Buyer shall be allocated to the shares of Exploradora, and the remainder allocated to the shares of Minerales; or

(b)	is greater than US$13,000, then a total of US$28,000,000, of which a portion as mutually confirmed by the Cordoba Parties and the Buyer shall be allocated to the shares of Exploradora, and the remainder allocated to the shares of Minerales.

3.9           The Contingent Payment shall be assessed on the first Business Day following the Contingent Payment Trigger. Cordoba shall, as soon as reasonably practicable, deliver notice to the Buyer of the amount of the Contingent Payment and reasonable details on how such amount was determined (the “Contingent Payment Notice”).

3.10         The Buyer shall pay the Contingent Payment in US dollars by wire transfer of immediately available cleared funds to an account of Cordoba Barbados designated in writing by Cordoba Barbados, within fifteen (15) Business Days following the date of the Contingent Payment Notice.

3.11         For the avoidance of doubt, any Contingent Payment is deemed to be price adjustment of the Shares Purchase Price.

Notice of Commercial Production

3.12         The Buyer agrees to deliver notice to Cordoba Barbados of the commencement of Commercial Production within five (5) Business Days following the Commercial Production Commencement Date.

PART 4
Additional COVENANTS of the Cordoba Parties

Access

4.1           From and after the date hereof and until the Closing Date, the Cordoba Parties shall permit, and shall cause each of the Cordoba Subsidiaries, as applicable, to permit:

(a)	the Buyer and its Advisers to have reasonable access at reasonable times to all properties, Books and Records, Tax Returns, and documents of or relating to the Projects, Alacrán and the Exploration Properties, in each case that are material, and to discuss such matters with the executive officers of Cordoba, provided that any such access by the Buyer and its Advisers shall not unreasonably interfere with the conduct of the business of Cordoba and its subsidiaries and shall be afforded after reasonable advance notice;

(b)	the Buyer to conduct, or cause its Agents to conduct, such reasonable reviews, inspections, surveys, tests, and investigations of the assets of the Projects, Alacrán and Exploration Properties, in each case that are material, as they deem necessary or advisable provided such reviews are conducted at reasonable times and in a reasonable manner; and

(c)	the Buyer and its Advisers to have reasonable access at reasonable times to all properties, Books and Records, Tax Returns, and documents of or relating to the Cordoba Subsidiaries, CMH and Cobre, including the minute books of each of the Cordoba Subsidiaries, CMH and Cobre, in each case that are material.

Ordinary Course

4.2           Unless: (i) the Buyer otherwise consents in writing, which consent shall not be unreasonably withheld, delayed or conditioned; (ii) requested by the Buyer, acting reasonably and in accordance with the terms of the JV Shareholders Agreement or otherwise consistent with the intentions of this Agreement; or (iii) otherwise provided for in this Agreement, the Cordoba Parties shall, from the date hereof until the Closing Date:

(a)	maintain and procure to maintain (to the extent within its legal capacity) Cordoba Barbados, the Cordoba Subsidiaries, CMH and Cobre in good standing in each of their respective jurisdictions of organization;

(b)	other than as expressly contemplated by this Agreement or necessary to implement the Restructuring and the other transactions contemplated by this Agreement, not to interfere with the intentions of this Agreement, refrain from authorizing, issuing, selling or otherwise disposing of any securities, whether debt or equity, in any of Cordoba Barbados, the Cordoba Subsidiaries, CMH and Cobre, or amendment of constitutional documents for any of the Cordoba Subsidiaries, CMH and Cobre, unless as otherwise provided for in accordance with the terms of the JV Shareholders Agreement, as applicable;

(c)	not effect, or vote for giving effect to, any dissolution, winding-up, liquidation or termination of any of Cordoba Barbados or the Cordoba Subsidiaries, CMH or Cobre unless as otherwise provided for in accordance with the terms of the JV Shareholders Agreement, as applicable;

(d)	refrain from incurring, or consenting to incur, additional Liabilities or granting any Encumbrances over the Projects, Alacrán or Exploration Properties, or any applicable subsidiaries, except in the ordinary course of business, or pursuant to any contract or agreement in place as of the date of this Agreement (including the JV Shareholders Agreement), or any Permitted Encumbrances; and

(e)	refrain from collecting or procuring the applicable Cordoba Subsidiaries or CMH to pay, settle, deduct, set-off, or other wise dispose or encumber the Accounts Receivables, except for the Restructuring.

Closing Conditions

4.3           The Cordoba Parties shall use commercially reasonable efforts to cause all of the conditions to the obligations of the Cordoba Parties under the Transaction Documents to be satisfied on or prior to the Closing Date (to the extent the satisfaction of such conditions is within the control of the Cordoba Parties).

TSXV Approval

4.4           Cordoba shall use all commercially reasonable efforts to obtain the conditional approval of the TSXV to the transactions contemplated by this Agreement, as applicable, and other than in respect of the distribution contemplated by Section 4.7 herein, on or prior to the Closing Date.

Transaction Resolution Approval

4.5           Cordoba shall, prior to the Closing Date:

(a)	use all commercially reasonable efforts to prepare, as promptly as practicable after the date of this Agreement, the Cordoba Circular, together with any other documents required under Canadian Securities Laws, including in accordance with MI 61-101, in connection with the Cordoba Meeting;

(b)	as soon as practicable after the date hereof and no later than September 15, 2025, call and hold the Cordoba Meeting and mail or cause to be mailed the Cordoba Circular and all other documentation required in connection with the Cordoba Meeting to each Cordoba Shareholder; and

(c)	include in the Cordoba Circular the unanimous recommendation of the board of directors of Cordoba that the Cordoba Shareholders vote in favour of approval of the Transaction Resolutions to implement the transactions contemplated by this Agreement, as applicable.

Keep Informing

4.6           From and after the date hereof, the Cordoba Parties shall keep the Buyer informed on a timely basis of all material changes and updates with respect to the legal proceedings disclosed in section 7.1(v) of the Disclosure Schedule, until the earlier to occur of (i) the issuance of final judgements or final rulings by the competent Government Authority in respect of such proceedings, or (ii) the Closing.

Cordoba Distribution

4.7           Cordoba shall use commercially reasonable efforts to distribute to its shareholders the net proceeds from the Closing Payment after satisfying all liabilities and obligations (including but not limited to taxes, transaction costs, and other amounts owed in connection with the transactions contemplated by this Agreement and otherwise), such that US$5,000,000 will remain in Cordoba, subject to any approvals required from the Cordoba shareholders, the TSXV, and under Canadian Securities Laws or other Applicable Law, within six (6) months following the Closing Date.

Non-Solicitation

4.8           Following the Closing Date, the Cordoba Parties agree that they must not, and must procure its Affiliates not, directly or indirectly (and whether as principal or agent) at any time during the Transition Period, unless the Buyer shall otherwise consent in writing:

(a)	hire or solicit any Person who is a director, officer or employee of any of the Cordoba Subsidiaries, CMH, Cobre, Buyer Parties or any of its Affiliates, or encourage any such director, officer or employee to leave such employment, or hire any such director, officer or employee who has left such employment; or

(b)	solicit, encourage, or attempt to solicit or encourage any of the agents, independent contractors, consultants, or representatives of any of the Cordoba Subsidiaries, CMH, Cobre, Buyer Parties or any of its Affiliates, to terminate his, her, or its relationship with the relevant Cordoba Subsidiary, CMH, Cobre, Buyer Parties or its Affiliate.

Non-Competition

4.9           Following the Closing Date, each of the Cordoba Parties shall not, and shall procure its Affiliates to not, during the Transition Period, conduct the Restricted Business in the Restricted Area, unless the Buyer shall otherwise consent in writing:

(a)	for its own account or for the account of another Person;

(b)	independently or jointly with another;

(c)	directly or indirectly; or

(d)	as shareholder, principal, partner, director, employee, contractor or agent.

4.10         Reasonableness of restrictions and severance. The Parties consider that the restrictions contained in section 4.9 (both separately and taken together) are no greater than is reasonable and necessary for the protection of the legitimate interests of the Cordoba Subsidiaries, CMH and Cobre. If any restriction contained in section 4.9 is held to be invalid or unenforceable but would be valid and enforceable if part of the wording of the restriction is deleted or the Transition Period is shortened or the Restricted Business or Restricted Area is reduced in scope, the restriction applies with such modification as is necessary to make it valid and enforceable.

PART 5
Additional COVENANTS of The Buyer

Closing Conditions

5.1           The Buyer shall use commercially reasonable efforts to cause all of the conditions to the obligations of the Buyer under the Transaction Documents to be satisfied on or prior to the Closing Date (to the extent the satisfaction of such conditions is within the control of the Buyer).

Cordoba Circular

5.2           The Buyer shall use commercially reasonable efforts to assist Cordoba in connection with the preparation of the Cordoba Circular and prepare as promptly as possible any other documents required by applicable legislation and/or regulation in connection with all shareholder and regulatory approvals required in respect of transactions contemplated by this Agreement and the other matters contemplated hereby, including, but not limited to, to the extent applicable any disclosure related to the Buyer or JCHX required with respect to MI 61-101 or as otherwise prescribed under applicable Canadian Securities Laws.

Post Closing Covenants of the Buyer

5.3           Promptly after the Closing Date and up until the Contingent Payment Date, the Buyer shall and the Buyer Investors shall cause the Buyer to:

(a)	provide updates to the Cordoba Parties within five (5) Business Days of the end of each calendar quarter with respect to the status of construction of the Alacrán Project and any updates to the anticipated timing of Commercial Production;

(b)	use commercially reasonable efforts to achieve Commercial Production by not later than the date that is 36 months from the Closing Date; and

(c)	permit the Cordoba Parties to retain, and procure the Cordoba Subsidiaries, CMH and Cobre to provide to the extent the Cordoba Parties have not retained or obtained the same, such trial balance, financial statements and Tax Returns of the Cordoba Subsidiaries, CMH and Cobre for all periods up to and including the period ended on the Closing Date, as requested by Cordoba Parties acting reasonably and on necessary basis, in relation to fulfilling its obligations under law or this Agreement for tax filings in relation to the transactions under this Agreement.

5.4           The Buyer shall cause Minerales to register the Assignment Agreement attached hereto as Schedule L, once executed, with the Colombian Central Bank by Minerales with the submission of the corresponding form report on external credit granted to residents “informe de crédito externo otorgado a residentes”.

5.5           Promptly after the Closing Date and up until the six (6) months following the Closing Date, the Buyer shall use all commercially reasonable efforts to cause each of Exploradora and Minerales to register before the Colombian Central Bank the substitution of the foreign investment in Exploradora and in Minerales in favor of the Buyer.

PART 6
Other COVENANTS of the parties

Consents, and Notices and Approvals

6.1           Promptly after the date hereof and, if necessary, for a reasonable time after the Closing Date, the Parties shall use all commercially reasonable efforts and shall cooperate with each other to obtain all consents, waivers, permits, exemptions, orders, consents and approvals, and authorizations required to effect the Acquisition and transactions contemplated in this Agreement, as applicable, including to promptly execute and/or file, or join in the execution and/or filing of, any notices, agreements, application or other documents required in order to obtain such consents, waivers, permits, exemptions, orders, authorization, consents and approvals of any applicable Government Authority or third-party.

Additional Closing Covenants of the Parties

6.2           The Parties agree that each of the following agreements will be entered into, effective upon Closing:

(a)	the Initial Framework Agreement shall have been terminated by the signing of the Initial Framework Agreement Termination Agreement in the form appended hereto at Schedule H;

(b)	the JV Shareholders Agreement shall have been terminated in accordance with Section 11.3(a) of the JV Shareholders Agreement, effected by the signing of the JV Shareholders Agreement Termination Agreement in the form appended hereto at Schedule I; and

(c)	the Management Services Agreement shall have been terminated in accordance with Section 14.1(a) of the Management Services Agreement, effected by the signing of the Management Services Agreement Termination Agreement in the form appended hereto at Schedule J.

PART 7
REPRESENTATIONS AND WARRANTIES

Representations and Warranties of the Cordoba Parties

7.1           Subject to section 7.2, the Cordoba Parties represent and warrant to the Buyer as at the date hereof as follows (the “Cordoba Warranties”) and acknowledge that the Buyer is relying on the Cordoba Warranties in entering this Agreement. Notwithstanding anything to the contrary herein expressed or implied, it is expressly agreed and understood that the representations and warranties set forth in this section 7.1 as to materiality shall be repeated at the Closing as being true and correct on and as of the Closing Date (but prior to the Closing), and the representations and warranties set forth in this section 7.1 not so qualified shall be true and correct in all material respects on and as of the Closing Date (but prior to the Closing).

(a)	Organization.

(i)	Cordoba (i) is a corporation duly formed and in good standing under the laws of the Province of British Columbia; (ii) is duly qualified and authorized to do business in each other jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary; and (iii) is a public company listed on the TSXV. Cordoba has all requisite corporate power and authority: (A) to perform its obligations pursuant to the Transaction Documents; (B) to own or hold under lease and to operate the property it purports to own or hold; and (C) to carry on its business as now being conducted.

(ii)	Cordoba Barbados and each of the Cordoba Subsidiaries, CMH and Cobre (i) is an entity organized and existing under the laws of its jurisdiction of organization; and (ii) is duly qualified and authorized to do business in each jurisdiction where the character of its Exploration Properties or Alacrán or the nature of its activities, as applicable, makes such qualification necessary. Each of Cordoba Barbados, the Cordoba Subsidiaries, CMH and Cobre has all requisite corporate power and authority: (A) to perform its obligations pursuant to the Transaction Documents, as applicable; (B) to own or hold under lease and to operate the properties (including Exploration Properties and Alacrán) it purports to own or hold (as applicable); and (C) to carry on its business as now being conducted.

(b)	Ownership. The issued and outstanding securities held by Cordoba Barbados or a Cordoba Subsidiary in the capital of the Cordoba Subsidiaries and CMH, as applicable, are free and clear of any Encumbrances, except for the Permitted Encumbrances, and are set forth below, all such securities are duly authorized and issued, as the case may be, in the capital of those respective Persons, and are owned, beneficially and of record, as follows:

(i)	Cordoba Barbados

Holder	Type and Number of Securities
Sabre Metals Master Ltd.	10,000 common shares, representing 88.39% of all issued and outstanding shares
Cordoba Holdings Corp.	1,314 common shares, representing 11.61% of all issued and outstanding shares

(ii)	Minerales

Holder	Type and Number of Securities
Cordoba Minerals Holding Ltd.	27,262,500 common shares, representing 100% of all issued and outstanding shares

(iii)	Exploradora

Holder	Type and Number of Securities
Cordoba Minerals Holding Ltd.	10,060,000 common shares, representing 100% of all issued and outstanding shares

(iv)	Mincordoba

Holder	Type and Number of Securities
Exploradora	1,498,720 common shares, representing 100% of all issued and outstanding shares

(v)	Fundacion

Holder	Type and Number of Securities
Minerales	Not applicable.

(vi)	CMH

Holder	Type and Number of Securities
Minerales	897 common shares, representing 44.85% of all issued and outstanding shares
Exploradora	103 common shares, representing 5.15% of all issued and outstanding shares

Except for the Permitted Encumbrances, there exist no options, warrants, purchase rights, or other agreements, contracts or commitments that could require any of the Cordoba Parties or the relevant Cordoba Subsidiaries to sell, transfer or otherwise dispose of any of its securities in the Cordoba Subsidiaries, CMH and Cobre. Except for the Permitted Encumbrances, there are no other outstanding shares, units, warrants, rights, options, securities convertible into shares or any other evidence whatsoever of an interest in a Cordoba Subsidiary, CMH or Cobre.

(c)	Consideration Shares. The sale of the 27,262,500 shares of Minerales and the sale of the 10,060,000 shares of Exploradora according to the Acquisition (the “Consideration Shares”) will, when sold, be authorized by all necessary corporate bodies of Minerales and Exploradora (respectively and as applicable), and such Consideration Shares will, when sold in accordance with the terms of this Agreement, be validly sold and clear of any and all Encumbrances.

(d)	Account Receivables, Restructuring.

(i)	All Accounts Receivables are valid and enforceable obligations arising from bona fide transactions in the ordinary course of business of the relevant Cordoba Party or CHC on the one hand, and the relevant Cordoba Subsidiary or CMH on the other hand, in compliance with Applicable Laws. The Accounts Receivables are not subject to any defenses, counterclaims, deductions, withholdings, or rights of set-off. The respective Cordoba Party or CHC has not violated any Applicable Laws in connection with the creation or collection of these Accounts Receivables.

(ii)	The Restructuring is carried out in compliance with the Applicable Laws and each of the parties thereto has performed all its obligations, and taken all required actions, under law or contract, to give effect to the Restructuring. The respective Cordoba Party or CHC (in its capacity as the then creditor of the Accounts Receivables) with respect to any time prior to the Restructuring Effective Date, and Cordoba Barbados with respect to any time on and from the Restructuring Effective Date, has good and marketable title to the Accounts Receivables, free and clear of any Encumbrances or Claims. The Account Receivables have not been assigned, pledged, or otherwise encumbered except for the Restructuring and the Accounts Receivables Assignment contemplated by this Agreement.

(iii)	The Accounts Receivables are collectible unconditionally in full upon their respective due date. There are no facts or circumstances that would impair the collectability of the Accounts Receivables.

(iv)	The respective Cordoba Party or CHC has maintained accurate and complete records of all Accounts Receivables in all material respects. The Cordoba Parties have disclosed to the Buyer such records of the Account Receivables true and correct in all material respects.

(v)	The respective Cordoba Party or CHC has performed all of its obligations under the contract related to the Accounts Receivables to the relevant debtor’s satisfaction. There are no disputes or Claims pending or threatened against the respective Cordoba Party or CHC regarding the Accounts Receivables. None of the Cordoba Subsidiaries or CMH has asserted any Claim or defense against the payment of any Accounts Receivables.

(e)	Authorization, No Conflict. Except as disclosed in section 7.1(e) of the Disclosure Schedule, neither the entering into of the Transaction Documents by the Cordoba Parties, the Cordoba Subsidiaries, CMH and Cobre as applicable, nor the entering into of any agreement or other instrument contemplated hereby, nor the completion of the transactions herein contemplated, nor the performance by each of the Cordoba Parties and the Cordoba Subsidiaries, CMH and Cobre as applicable, of its respective obligations hereunder or in connection herewith will: (a) conflict with, or result in a breach or violation of or default under, or cause the acceleration of any obligations of any Cordoba Party, a Cordoba Subsidiary, CMH or Cobre under any of the terms and provisions of (i) any Applicable Laws; or (ii) the constating documents or the by-laws of a Cordoba Party, a Cordoba Subsidiary, CMH or Cobre, or any resolution of its directors or shareholders; (b) relieve any other party to any contract, agreement or commitment of that party’s obligations thereunder or enable it to terminate its obligations thereunder; or (c) cause a Cordoba Party, a Cordoba Subsidiary, CMH or Cobre to lose any rights under any Exploration Properties or Alacrán, or any agreement, contract or commitment or any right to a government grant or Tax credit or refund.

(f)	Enforceability. Each of the Transaction Documents to which a Cordoba Party, a Cordoba Subsidiary, CMH or Cobre is a party will be, as of the date upon which they are executed, a legal, valid and binding obligation of such Cordoba Party, Cordoba Subsidiary, CMH and Cobre, as the case may be, enforceable against such Cordoba Party, Cordoba Subsidiary, CMH and Cobre, as applicable, in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and subject to general equitable principles.

(g)	Subsidiaries. Except as detailed in the tables in section 7.1(b) and except for the aggregate 50% direct interest held by Minerales and Exploradora in CMH, and their indirect interest in Cobre, none of the Cordoba Subsidiaries, CMH and Cobre own shares of any other corporation or any rights, options, warrants or other securities or other equity interest of any other corporation or other Person, nor are any of them a party to any agreement for the purchase, subscription or issuance of any unissued shares in the capital of any other corporation or any securities or other equity interest in any other Person. Except as provided for in the JV Shareholders Agreement, the Existing Minerales Bridge Loan, the Existing Cordoba Bridge Loan and the Initial Framework Agreement, none of the Cordoba Subsidiaries, CMH and Cobre are subject to any obligation or requirement to provide funds to or to make any investment in any business or Person by way of loan, capital contribution or otherwise.

(h)	Financial Statements. The respective consolidated financial statements of Cordoba, Exploradora, Minerales and CMH, as well as the financial statements of Cobre, each as at and for the period ended December 31, 2024, and the interim financial statements of Cordoba for the three months ended March 31, 2025 (“Financial Statements”):

(i)	are true, correct and complete, comply in all material respects with applicable accounting requirements per Applicable Laws, and have been prepared and audited (if applicable) in accordance with IFRS applied on a consistent basis throughout the periods covered thereby;

(ii)	fairly present the consolidated financial condition (or financial condition in the case of Cobre), results of operations and cash flows of Cordoba, Exploradora, Minerales, CMH and Cobre as of the respective dates thereof and or the periods referred to therein; and

(iii)	except as set forth in the Financial Statements, the Cordoba Subsidiaries, CMH and Cobre do not have material liabilities or obligations, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 2024; (ii) obligations under contracts and commitments incurred in the ordinary course of business; and (iii) liabilities and obligations of a type or nature not required under IFRS to be reflected in the Financial Statements.

(i)	Laws, Regulations, etc.

(i)	Each of the Cordoba Parties, the Cordoba Subsidiaries, CMH and Cobre is conducting its business operations related to the Projects, Alacrán and Exploration Properties in compliance with its constating documents and by-laws, and all Applicable Laws binding on it or any of its properties, in all material respects;

(ii)	each of the Cordoba Parties, Cordoba Subsidiaries, CMH and Cobre (as applicable) has complied in all material respects with its obligations under the JV Shareholders Agreement, Management Services Agreement, and the Initial Framework Agreement, as applicable; and

(iii)	to the best knowledge of the Cordoba Parties, the directors and officers of the Cordoba Subsidiaries, CMH and Cobre, to the extent being nominated or appointed by a Cordoba Party or Cordoba Subsidiary, have complied in all material respects with the applicable constating documents and by-laws of the Cordoba Subsidiaries, CMH and Cobre, and all Applicable Laws binding on such directors and officers.

(j)	Taxes. Each of the Cordoba Subsidiaries, CMH and Cobre has filed or caused to be filed all Tax Returns required to be filed by it and has paid or made adequate provision for the payment of all Taxes due and payable pursuant to such Tax Returns, and has accrued amounts in its financial statements for the payment of all Taxes believed by it to be appropriate, and at the date hereof there is no Claim or audit now pending, or to the best knowledge of the Cordoba Parties, threatened in writing, by any Government Authority regarding any Taxes nor has it agreed to waive or extend any statute of limitations with respect to the payment or collection of Taxes. Each of the Cordoba Subsidiaries, CMH and Cobre has withheld all material Taxes required to be withheld by it from all payments made to its officers and employees, to all non-residents and to all other Persons with respect to whom it is required to withhold any amounts and has remitted these amounts to the appropriate Government Authority on a timely basis.

(k)	Labour and Employment. Except as disclosed in section 7.1(k) of the Disclosure Schedule, the Cordoba Subsidiaries, CMH and Cobre are and have at all times been in compliance with Applicable Laws governing the rights and obligations of employees in all material respects. The transactions under the Transaction Documents will not result in any employee of the Cordoba Subsidiaries, CMH and Cobre being entitled to terminate, accelerate, or any change of control bonus or alike under, their respective employment contract or engagement agreement.

(l)	Debt Instrument, Encumbrances and Guarantees. Except for the Initial Framework Agreement, the debts derived from the Accounts Receivables, the Permitted Encumbrances, and the Interim Funding as provided for in this Agreement, none of the Cordoba Subsidiaries, CMH or Cobre: (i) is a party to or bound by or subject to any Debt Instrument or any agreement, contract or commitment to create, assume or issue any Debt Instrument; (ii) is subject to any Encumbrance; or (iii) has given or agreed to give, nor is it a party to or bound by or subject to any agreement, contract or commitment providing for the guarantee, indemnification, assumption or endorsement or any like commitment with respect to the Liabilities of any other Person.

(m)	Agreements.

(i)	Other than the internal intercompany agreements as disclosed in section 7.1(m)(i) of the Disclosure Schedule, the Cordoba Existing Services Agreements, the Piat NSR, Coboro NSR, Ivanhoe NSR and the associated pledges, the Mining Pledge, the Initial Framework Agreement (and contracts and documents provided for thereunder), the Initial Operating Agreements, the Existing Cordoba Bridge Loan, the Existing Minerales Bridge Loan, and the CMH Pari-Passu Loans, and as otherwise provided for in this Agreement, none of the Cordoba Subsidiaries, CMH and Cobre is bound by any material contract or document.

(ii)	Except the integrations requested regarding the Exploration Properties and Alacrán as disclosed in section 7.1(m)(ii) of the Disclosure Schedule, the mining concessions which comprise the Exploration Properties and Alacrán have not been altered or amended and are in full force and effect and good standing.

(n)	Ownership of the Exploration Properties and Alacrán.

(i)	Except for the Permitted Encumbrances, the Cordoba Subsidiaries, CMH and Cobre are the sole legal and beneficial owners of the Exploration Properties, Alacrán, and the mining titles described in section 7.1(n)(i) of the Disclosure Schedule, as applicable, with good and marketable title thereto, free, and clear of any Encumbrances.

(ii)	The Exploration Properties and Alacrán constitute all of the mining titles necessary to carry on the business of exploration and development of the Exploration Properties and Alacrán as they are currently carried on, and are in good standing and free and clear of any default or breach, and include all proprietary rights, and other property and assets, tangible and intangible, used in connection with each such business. Except for the mining titles described in section 7.1(n)(ii) of the Disclosure Schedule, they have not been terminated or are not subject to a liquidation process.

(iii)	Except the integrations requested regarding the Exploration Properties and Alacrán as disclosed in section 7.1(n)(iii) of the Disclosure Schedule, the Cordoba Subsidiaries, CMH and Cobre, have no pending or outstanding application for any mineral interest or any other title or any other interest in any mining title or mining companies in Colombia in relation to the Exploration Properties and Alacrán.

(iv)	All tangible assets that are material to the conduct of the business of the Exploration Properties and Alacrán are in good operating condition and in a state of good repair and maintenance, reasonable wear and tear excepted.

(v)	The surface rights and access rights over the lands making up the Exploration Properties and Alacrán are adequate to conduct activities in the current stage as are currently carried on.

(vi)	The description of the Exploration Properties and Alacrán contained herein as SCHEDULE A - 1, SCHEDULE A - 2,SCHEDULE A - 3 and SCHEDULE A - 4 is true, correct, and complete in all respects as of the date of this Agreement.

(vii)	Other than the Permitted Encumbrances, there are no earn-in rights, rights of first refusal, royalty rights or similar rights that could materially affect the interests of Cordoba Subsidiaries CMH and Cobre, in the Exploration Properties and Alacrán as applicable.

(viii)	Neither Cordoba Barbados, the Cordoba Subsidiaries, CMH nor Cobre have received any notice, whether written or oral, from any Government Authority of (i) any termination or revocation of or intention to terminate or revoke its interest in any mineral interest in the Exploration Properties or Alacrán; or (ii) any refusal, rejection or denial of or intention to refuse, reject or deny any application for any mineral interest in the Exploration Properties or Alacrán, nor are there any facts or circumstances which may result in any such termination, revocation, refusal, rejection or denial.

(ix)	Except as disclosed in section 7.1(n)(ix) of the Disclosure Schedule, the Exploration Properties are fully compliant with all obligations associated with each of their applicable stage under Applicable Laws, and all work required under Applicable Laws to be performed with respect thereto has been performed, all filings required to maintain the Exploration Properties and Alacrán in good standing have been properly and timely recorded or filed with the appropriate Government Authorities, all terms and conditions of the mining concessions that comprise the Exploration Properties and Alacrán have been complied with and all payments in respect thereof have been paid or incurred.

(o)	Permits. Except as disclosed in section 7.1(o) of the Disclosure Schedule, the Cordoba Subsidiaries, CMH and Cobre have obtained, are in the process of requesting, or have duly requested and maintained (as applicable) all permits, licences, consents, registrations and approvals of Government Authorities (“Permits”) that are required for the conduct of the business of exploration and development of the Exploration Properties and Alacrán as currently conducted at each of the properties. Except as disclosed in Section 7.1(o) of the Disclosure Schedule, all such Permits are vested in the proper name of the relevant Cordoba Subsidiary, CMH or Cobre that is the legal owner of the Exploration Properties and Alacrán, as applicable, and are in full force and effect and are not the subject of any appeals or further proceedings or to any unsatisfied condition (other than any such condition that: (i) by its nature is not capable of being satisfied at such time; or (ii) is only required by such Permit to be satisfied by a future date) or any other grounds that may allow material modification, suspension, cancellation or revocation thereof.

(p)	Books and Records. Cordoba has provided, and has procured Minerales as the Manager to provide, to the Buyer or its representatives all material Books and Records related to the Cordoba Subsidiaries, CMH and Cobre. Such Books and Records have been kept in a manner consistent with IFRS and all material business and financial transactions relating to the Cordoba Subsidiaries, CMH and Cobre, have been accurately recorded therein in accordance with customary business and financial practice, and fairly and correctly set out and disclose in all material respects the current operating status and financial position and the revenues, expenses, and results of operations of the Cordoba Subsidiaries, CMH and Cobre as of and to the date hereof.

(q)	Material Adverse Change. Since December 31, 2024, there has been no Material Adverse Change in the financial position or condition of each of the Cordoba Subsidiaries, CMH and Cobre.

(r)	Liabilities. The Cordoba Subsidiaries, CMH and Cobre, are not subject to any material Liabilities, direct or indirect, absolute, or contingent, other than Liabilities arising under the Permitted Encumbrances, the Cordoba Existing Services Agreements or in the ordinary course of business.

(s)	Related Transactions. Cordoba Subsidiaries, CMH and Cobre: (i) are not indebted to Cordoba, Cordoba Barbados or any of their other Affiliates, except for agreements described in section 7.1(s) of the Disclosure Schedule, the indebtedness under the Accounts Receivables arising from the invoices and advance payments for future capitalizations, as described in Schedule B and Schedule C, the Ivanhoe NSR, Existing Cordoba Bridge Loan and the Permitted Encumbrances (as applicable) and the Cordoba Existing Services Agreements; (ii) are not party to any contract with Cordoba, Cordoba Barbados or any of their other Affiliates, except for the Permitted Encumbrances; and (iii) have not, since December 31, 2024, acquired property or services of a material nature from, or disposed of property or provided services to Cordoba, Cordoba Barbados or any of their other Affiliates for an amount that is other than the fair market value of such property or services.

(t)	Conduct of Business. Fundacion is a non-operational foundation. Since the Prior Transaction Closing Date, other than as contemplated by this Agreement, the only business conducted by the Cordoba Subsidiaries (except for Fundacion), CMH and Cobre, has been the business of operating the Exploration Properties and Alacrán as applicable, and such business has been conducted in the ordinary course and, in particular and without limitation, the Cordoba Subsidiaries, CMH and Cobre, have not:

(i)	failed to pay any material Liabilities at such time or times consistent with past practices, and in any event, when due;

(ii)	transferred, assigned, sold or otherwise disposed of any of their respective assets;

(iii)	settled any Liability or legal proceeding pending against it or any of its assets, discharged or satisfied any Encumbrance, or paid any Liability (fixed or contingent), other than Liabilities recorded in the Books and Records;

(iv)	waived, cancelled or written off, or agreed or become bound to waive, cancel or write off, any rights, claims or accounts receivable other than in the ordinary course of business of the Exploration Properties and Alacrán;

(v)	declared or paid any dividend or declared or made any other distribution or return of capital in respect of any of shares or units or purchased, redeemed or otherwise acquired any of its shares or units or agreed to do so;

(vi)	increased any share capital;

(vii)	made or authorized any capital expenditure other than in the ordinary course of business of the Exploration Properties and Alacrán;

(viii)	had a supplier terminate, or communicate to a Cordoba Subsidiary, CMH or Cobre the intention or threat to terminate, its relationship with a Cordoba Subsidiary, CMH or Cobre, or the intention to reduce substantially the quantity of products or services it sells to a Cordoba Subsidiary, CMH or Cobre, or the intention to increase the prices it charges for goods or services it sells to a Cordoba Subsidiary, CMH or Cobre; or

(ix)	authorized or agreed or otherwise become committed to do any of the foregoing.

(u)	Hazardous Substances. To the best knowledge of the Cordoba Parties, and except as disclosed in section 7.1(u) of the Disclosure Schedule, there are no:

(i)	Hazardous Substances that have been used or stored or are present at, in, on or under the sites of the Exploration Properties and Alacrán;

(ii)	other adverse environmental conditions resulting from the use and activities at the sites of the Exploration Properties and Alacrán by any Cordoba Subsidiary, CMH and Cobre; or

(iii)	outstanding or threatened Claims for breach of Environmental Laws with respect to the sites of the Exploration Properties and Alacrán,

in any of the foregoing cases that could reasonably be expected to subject a Cordoba Subsidiary, CMH or Cobre to Liability under any Applicable Laws that is material, including responsibility to remediate any contamination existing at or near the Exploration Properties and Alacrán as applicable.

(v)	Litigation. Except as disclosed in section 7.1(v) of the Disclosure Schedule, there are no pending or, to the best knowledge of the Cordoba Parties, threatened, actions, proceedings, inquiries or investigations of any kind, including actions or proceedings of or before any Government Authority, to which any Cordoba Subsidiary, CMH or Cobre is a party or is subject, or by which a Cordoba Subsidiary, CMH or Cobre is bound, which may adversely affect any interest of a Cordoba Subsidiary, CMH or Cobre in the Exploration Properties and Alacrán.

(w)	Indigenous Claims. Except as disclosed in section 7.1(w) of the Disclosure Schedule, there are no claims or any legal actions with respect to native, indigenous or other aboriginal rights currently or, to the best knowledge of the Cordoba Parties, after due inquiry, pending or threatened with respect to the Exploration Properties and Alacrán, and no dispute between the Cordoba Subsidiaries, CMH and Cobre and any native, indigenous or other aboriginal group exists or, to the best knowledge of the Cordoba Parties, is threatened or imminent with respect to any activities thereon.

(x)	NGOs and Community Groups. Except as disclosed in section 7.1(x) of the Disclosure Schedule, no dispute between on the one hand, a Cordoba Subsidiary, CMH or Cobre, and, on the other hand, any non-governmental organization, community, or community group exists or, to the best knowledge of the Cordoba Parties, is threatened or imminent with respect to the Exploration Properties or Alacrán, as applicable.

(y)	Data Protection. The Cordoba Subsidiaries, CMH and Cobre, are and have been in full compliance in all material respects with (i) all applicable Data Protection Laws in all applicable jurisdictions, (ii) the privacy policies of Cordoba Subsidiaries, CMH and Cobre, and public written statements regarding the privacy or data security practices of Cordoba Subsidiary, CMH and Cobre, and (iii) the requirements of any contract codes of conduct or industry standards by which the Cordoba Subsidiaries, CMH and Cobre are bound. The Cordoba Subsidiaries, CMH and Cobre are and have been in compliance in all material respects with all laws relating to data loss, theft and breach of security notification obligations.

(z)	Anti-Bribery and Anti-Corruption. Except as disclosed in section 7.1(z) of the Disclosure Schedule:

(i)	There is not and has not been any enquiry or disciplinary proceeding by a Government Authority, or any internal investigation, report, enquiry or proceeding, concerning any alleged breach of any Anti-Bribery and Anti-Corruption Laws by the Cordoba Subsidiaries, CMH and Cobre or connected with the business of Cordoba Subsidiaries, CMH and Cobre and none is pending or threatened. To the best knowledge, information and belief of the Cordoba Parties, no fact or circumstance exists which might give rise to an investigation, enquiry or proceeding of that type. The Cordoba Subsidiaries, CMH and Cobre have not made any voluntary or involuntary disclosure to any Government Authority with respect to any alleged act or omission arising under or relating to any Anti-Bribery and Anti-Corruption Laws.

(ii)	Neither the Cordoba Subsidiaries, CMH, Cobre nor the Cordoba Parties, nor to the best knowledge of the Cordoba Parties, any of their respective directors, officers, agents, employees or Affiliates, is or has ever been a designated target of, or otherwise a subject of, any export control or economic or financial sanctions laws, regulations, trade embargoes or other restrictive measures enacted, administered, implemented and/or enforced by the United States of America, the United Kingdom, the European Union (or any Member State thereof), the United Nations or any other jurisdiction in which it operates or to which it is subject, including, without limitation, the US Export Administration Regulations, the US International Traffic in Arms Regulations, the US Department of Treasury Office of Foreign Asset Control’s economic sanctions regulations, sanctions programmes maintained by His Majesty’s Treasury of the United Kingdom, and any applicable European Union restrictive measure that has been implemented pursuant to any European Council or Commission Regulation or Decision adopted pursuant to a Common Position in furtherance of the European Union’s Common Foreign and Security Policy.

(iii)	Neither the Cordoba Subsidiaries, CMH and Cobre nor, to the best knowledge of the Cordoba Parties, any of its Agents has paid, offered, promised, given or authorised the payment of money or anything of value directly or indirectly to any Person:

(A)	intending to induce a Person to improperly and unlawfully perform a function or activity or to reward a Person for any such unlawful performance; or

(B)	while knowing or believing that the acceptance by that person would constitute the improper and unlawful performance of a function or activity.

(iv)	Neither the Cordoba Subsidiaries, CMH and Cobre nor, to the best knowledge of the Cordoba Parties, any of its Agents has directly or indirectly requested, agreed to receive or accepted money or anything of value:

(A)	as a reward for the improper and unlawful performance of a function or activity by any person;

(B)	in circumstances which amount to an improper and unlawful performance of a function or activity; or

(C)	intending that as a consequence of any such request, agreement to receive or acceptance a function or activity will be performed improperly and unlawfully.

(v)	Neither the Cordoba Subsidiaries, CMH and Cobre, nor, to the best knowledge of the Cordoba Parties, any of its Agents has at any time taken any action, directly or indirectly, in violation of Anti-Bribery and Anti-Corruption Laws, and the Cordoba Subsidiaries, CMH and Cobre conduct and have at all times conducted their business in compliance with Anti-Bribery and Anti-Corruption Laws.

(vi)	The Cordoba Subsidiaries, CMH and Cobre have instituted and maintained policies and procedures designed to reasonably ensure continued compliance by the Cordoba Subsidiaries, CMH and Cobre and their respective Agents with Anti-Bribery and Anti-Corruption Laws and to prevent any breach of Anti-Bribery and Anti-Corruption Laws by the Cordoba Subsidiaries, CMH and Cobre or any of their respective Agents occurring.

7.2           All representations and warranties of or related to CMH, Cobre, Alacrán and the Alacrán Project in section 7.1 are deemed to exclude, and shall be qualified in their application to, the following:

(a)	any fact or matter in existence prior to the Prior Transaction Closing Date or being represented or warranted (whether or not included in a disclosure schedule) by one or more Cordoba Parties in the Initial Framework Agreement; and

(b)	any fact or matter that occurred on or after the Prior Transaction Closing Date, that is in the knowledge of JCHX or its Affiliates or any of their directors, officers, employees or agents, including, without limitation, as a result of reporting and disclosure by Minerales in its capacity as Manager, reporting pursuant to the terms of the JV Shareholders Agreement, or operations by JCHX or its Affiliates (or through any of their directors, officers, employees or agents) in its capacity as a contractor to CMH or Cobre, in each case reported to or obtained by JCHX or its Affiliates or any of their directors, officers, employees or agents.

Representations and Warranties of the Buyer Parties

7.3           Each Buyer Investor and the Buyer represents and warrants to the Cordoba Parties as at the date hereof as follows (the “Buyer Parties Warranties”) severally but not jointly with respect to the relevant Buyer Parties Warranties applicable to it, and acknowledges that the Cordoba Parties are relying on the Buyer Parties Warranties in entering into this Agreement. Notwithstanding anything to the contrary herein expressed or implied, it is expressly agreed and understood that the representations and warranties set forth in this section 7.3 as to materiality shall be repeated at the Closing as being true and correct on and as of the Closing Date, and the representations and warranties set forth in this section 7.3 not so qualified shall be true and correct in all material respects on and as of the Closing Date.

Representations and Warranties by a Buyer Party

(a)	Organization.

(i)	JCHX is a corporation duly formed and in good standing under the laws of the PRC and is duly qualified and authorized to do business in each other jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary. JCHX has all requisite corporate power and authority to perform its obligations pursuant to the Transaction Documents.

(ii)	Naipu is a corporation duly formed and in good standing under the laws of the PRC and is duly qualified and authorized to do business in each other jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary. Naipu has all requisite corporate power and authority to perform its obligations pursuant to this Agreement.

(iii)	PIA is a corporation duly formed and in good standing under the laws of Hong Kong and is duly qualified and authorized to do business in each other jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary. PIA has all requisite corporate power and authority to perform its obligations pursuant to this Agreement.

(iv)	Zhongan is a corporation duly formed and in good standing under the laws of Hong Kong and is duly qualified and authorized to do business in each other jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary. Zhongan has all requisite corporate power and authority to perform its obligations pursuant to this Agreement.

(v)	The Buyer is a corporation duly formed and in good standing under the laws of Switzerland and is duly qualified and authorized to do business in each other jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary. The Buyer has all requisite corporate power and authority to perform its obligations pursuant to this Agreement.

(b)	Buyer Subscription Agreement. The Buyer and each of the Buyer Investors have entered into the Buyer Subscription Agreement pursuant to which the Buyer Investors have each agreed to subscribe for that number of shares of the Buyer as appear beside each of their names in section 7.3(h)

(c)	Naipu Singapore Wholly-Owned. Naipu Singapore is a wholly-owned subsidiary of Naipu.

(d)	Conest Wholly-Owned. Conest is a wholly-owned subsidiary of JCHX.

(e)	Authorization, No Conflict. Neither the entering into of the Transaction Documents by each of the Buyer Parties, nor the entering into of any agreement or other instrument contemplated hereby nor the completion of the transactions herein contemplated nor the performance by each of the Buyer Parties of its respective obligations hereunder or in connection herewith will: (a) conflict with, or result in the breach or violation of or default under, or cause the acceleration of any obligations of either the Buyer Investors or the Buyer under, any of the terms and provisions of (i) any Applicable Laws, (ii) the constating documents, limited partnership agreement or the by-laws of the Buyer Parties or any resolution of their respective directors or shareholders, or (b) result in the creation of any Encumbrance on the Projects, Alacrán or the Exploration Properties.

(f)	Enforceability. Each of the Transaction Documents to which a Buyer Investor and/or the Buyer is a party will be, as at Closing, a legal, valid and binding obligation of such Party, as the case may be, enforceable against such Party, as applicable, in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and subject to general equitable principles.

(g)	Litigation. At the date hereof, there are no pending or, to the best knowledge of each Buyer Party, threatened, actions or proceedings of any kind, including actions or proceedings of or before any Government Authority, to which it is a party or is subject, or by which it is bound.

Representations and Warranties by the Buyer

(h)	Ownership of Buyer. As of the Closing Date, the issued and outstanding securities in the capital of the Buyer shall be as below, all such securities shall be issued and outstanding as fully paid and non-assessable shares in the capital of the Buyer, and shall be owned, beneficially and of record, as follows:

Holder	Type and Number of Securities
Conest	11,000,000 registered shares
Naipu Singapore	4,500,000 registered shares
PIA	4,000,000 registered shares
Zhongan	500,000 registered shares

(i)	Funding. The Buyer has or shall have at the applicable time sufficient funds to enable the Buyer to consummate the transactions contemplated by this Agreement and to satisfy its obligations hereunder on a timely basis, including the Purchase Price, the Deferred Payment and the Contingent Payment, and fees and expenses relating to the transactions contemplated by this Agreement. The Buyer acknowledges and agrees that its obligations hereunder are not subject to any conditions regarding the Buyer’s or any other Person’s ability to obtain financing for the consummation of the transactions contemplated by this Agreement.

(j)	Purchase for Investment. The Buyer is purchasing the Consideration Shares for investment for its own account and not with a view to, or for sale in connection with, any distribution thereof.

Representations and Warranties by JCHX

(k)	Compliance. JCHX represents and warrants to the Cordoba Parties that:

(i)	It has complied, and has procured its relevant Affiliate (in its capacity as the then shareholder of CMH) to comply, since the Prior Transaction Closing Date, in in all material respects with its obligations under the JV Shareholders Agreement, Management Services Agreement, and the Initial Framework Agreement, as applicable; and

(ii)	To the best knowledge of it, the directors and officers of CMH and Cobre, to the extent being nominated or appointed by it or an Affiliate of it (in its capacity as the shareholder of CMH), have complied in all material respects with the applicable constating documents and by-laws of CMH and Cobre, and all Applicable Laws binding on such directors and officers.

Survival of Representations and Warranties

7.4           The representations and warranties of the Parties contained in the Transaction Documents, unless otherwise specified in accordance with their terms, shall survive the Closing and, notwithstanding the Closing or any investigation made by or on behalf of any of the Parties, as the case may be, with respect thereto, shall continue in full force and effect for the benefit of each of the Parties receiving the representation and warranty for a period of twenty-four (24) months after the Closing.

PART 8
CONDITIONS PRECEDENT

Conditions Precedent of the Cordoba Parties

8.1           The obligation of the Cordoba Parties to complete the Acquisition is subject to the satisfaction of the following conditions on or prior to the Closing Date, each of which may be waived by the Cordoba Parties:

(a)	The representations and warranties of the Buyer Parties set forth in this Agreement as to materiality shall be true and correct, and the representations and warranties not so qualified shall be true and correct in all material respects as of the date of this Agreement and on the Closing Date as if made on the Closing Date, except for such representations and warranties made expressly as of a specified date which shall be true and correct in all material respects as of such date; and the Cordoba Parties shall have received a certificate signed on behalf of each of the Buyer Parties by an executive officer thereof to such effect dated as of the Closing Date.

(b)	The Buyer shall have, and to the extent applicable, each of the Buyer Parties shall also have, performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it or them prior to or on the Closing Date, and the Cordoba Parties shall have received a certificate signed on behalf of each of the Buyer Parties by an executive officer thereof to such effect dated as of the Closing Date.

(c)	Conest, Naipu Singapore, PIA and Zhongan shall have become the shareholders of the Buyer and paid subscription capital for their shareholdings in the Buyer in an amount equal to or greater than the Closing Payment.

(d)	Each of the Buyer Parties has caused to be delivered to the Cordoba Parties when due all deliverables required by this Agreement to be delivered, including but not limited to the Transaction Documents and those required to be delivered in accordance with section 9.4.

Conditions Precedent of the Buyer Parties

8.2           The obligation of the Buyer Parties to complete the Acquisition is subject to the satisfaction of the following conditions on or prior to the Closing Date, each of which may be waived by the Buyer Parties:

(a)	The representations and warranties of the Cordoba Parties set forth in this Agreement as to materiality shall be true and correct, and the representations and warranties not so qualified shall be true and correct in all material respects as of the date of this Agreement and on the Closing Date as if made on the Closing Date, except for such representations and warranties made expressly as of a specified date which shall be true and correct in all material respects as of such date; and the Buyer Parties shall have received a certificate signed on behalf of each of the Cordoba Parties by an executive officer thereof to such effect dated as of the Closing Date.

(b)	Each of the Cordoba Parties shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it prior to or on the Closing Date and the Buyer Parties shall have received a certificate signed on behalf of each of the Cordoba Parties by an executive officer thereof to such effect dated as of the Closing Date.

(c)	The Cordoba Parties have caused to be delivered to each Buyer Party when due all deliverables required by this Agreement to be delivered, including but not limited to the Transaction Documents and those required to be delivered in accordance with section 9.3.

(d)	The Restructuring shall have been completed.

Mutual Conditions Precedent

8.3           The obligations of the Parties to complete the Acquisition is subject to the satisfaction of the following conditions on or prior to the Closing Date, each of which may be waived only with the consent in writing of all of the Parties:

(a)	All consents, waivers, permits, exemptions, orders, consents and approvals, and authorizations required to permit the completion of the Acquisition and transactions contemplated in this Agreement, the failure of which to obtain could reasonably be expected to have a Material Adverse Change on any of the Parties, Cordoba Subsidiaries, CMH or Cobre, or materially impede the completion of the Acquisition and transactions contemplated in this Agreement, shall have been obtained.

(b)	There shall not be an Order enjoining or preventing the completion of the Acquisition or a pending or threatened proceeding by or before any Government Authority that has a significant likelihood of success, seeking to restrain or prohibit the consummation of the Acquisition and related transactions or any of the other transactions contemplated by this Agreement or seeking to obtain from any of the Parties, Cordoba Subsidiaries, CMH or Cobre, any damages that are material in relation to such Party, Cordoba Subsidiary, CMH or Cobre taken as a whole.

(c)	The TSXV shall have conditionally approved the Acquisition and related transactions, subject to standard conditions as required by the policies of the TSXV.

(d)	The Cordoba Shareholders shall have approved the Transaction Resolutions.

(e)	The Cordoba Parties, at their own cost, shall have submitted, or shall have caused Exploradora and/or Minerales to submit, a simple notice proceeding (notificación simple) of the transactions contemplated by this Agreement with SIC in accordance with the Applicable Laws of Colombia, and either: (i) an acknowledgment of receipt of simple notice proceeding (notificación simple) of the transactions contemplated by this Agreement shall have been issued by the SIC without objection, or (ii) ten (10) Business Days (which shall be calculated by reference to Bogota, Colombia) have elapsed since the notice was delivered to the SIC and no formal response shall have been received from the SIC in such time.

(f)	This Agreement shall not have been terminated in accordance with its terms.

(g)	JCHX and Naipu shall have each respectively obtained the ODI Approvals with respect to their investments in the Buyer for the purpose of carrying out the Acquisition.

(h)	To the extent that the Existing Cordoba Bridge Loan has not been repaid in accordance with its terms: (i) Cordoba shall settle the Existing Beonest Bridge Loan by means of a payment in kind (dación en pago) through the assignment to Beonest of the account receivable it holds under the Existing Cordoba Bridge Loan; (ii) Beonest and Cordoba shall enter into the Assignment Agreement attached hereto as Schedule L, according to which, subject to the occurrence of, and with effect from, Closing, Cordoba, as lender under the Existing Cordoba Bridge Loan, shall assign the loan to Beonest, as the new lender thereunder; (iii) the assignment of the Existing Cordoba Bridge Loan shall constitute full and final satisfaction of the amounts owed by Cordoba to Beonest under the Existing Beonest Bridge Loan, and (iv) the CMH Pledge shall be terminated in accordance with its terms, and cancelled in accordance with Applicable Laws.

(i)	The EIA is approved by the Autoridad Nacional de Licencias Ambientales.

PART 9
CLOSING

Closing Date

9.1           The Closing Date will occur on the date that is ten (10) Business Days after the day by which all of the conditions precedent in sections 8.1, 8.2 and 8.3 have either been waived or fulfilled by the Parties (other than conditions that by their nature are to be, satisfied at the Closing, but subject to the satisfaction or, to the extent permissible, waiver of those conditions at the Closing), as applicable, or such other date as may be mutually agreed by the Parties (the “Closing Date”).

Closing Deliveries

9.2           At the Closing, subject to the terms and conditions set forth herein, each of the Parties shall deliver, and shall cause their respective Affiliates to deliver, all such instruments and documents which may be reasonably necessary to give effect to the intent of and the transactions contemplated in this Agreement.

Closing Deliveries of The Cordoba Parties

9.3           The Cordoba Parties shall deliver or cause to be delivered to the Buyer Parties the following closing deliveries, and the Buyer Parties shall not be obliged to complete the Acquisition unless the Cordoba Parties have complied with their obligations of delivering such closing deliverables at or before Closing:

(a)	to the extent that it has not been delivered to the Buyer Parties, each document set forth in Sections 2.1(a) through 2.1(d);

(b)	a recent certificate of status, compliance, good standing or similar certificate with respect to Cordoba Barbados and each of the Cordoba Subsidiaries issued by the appropriate government officials of its applicable governing jurisdiction;

(c)	certified resolutions of the directors of each of the Cordoba Parties, Cordoba Subsidiaries, CMH and Cobre, as applicable, authorizing the due execution and entering into of this Agreement and/or the relevant Transaction Documents;

(d)	a bring-down certificate as contemplated in sections 8.2(a) and 8.2(b);

(e)	the original share certificates (certificados de acciones) of Exploradora and Minerales, corresponding to the Consideration Shares, issued in the name of Cordoba Barbados, endorsed in favor of the Buyer (and any other instrument of transfer of the shares duly endorsed or executed thereof);

(f)	a share certificate of Exploradora duly registered in the name of the Buyer representing 10,060,000 common shares of Exploradora;

(g)	a share certificate of Minerales duly registered in the name of the Buyer representing 27,262,500 common shares of Minerales;

(h)	a copy of Exploradora’s stock ledger (libro de registro de accionistas) with the entry evidencing the Buyer as the owner of a 100% equity interest in Exploradora and reflecting the transfer of shares under this Agreement;

(i)	a copy of Minerales’ stock ledger (libro de registro de accionistas) with the entry evidencing the Buyer as the owner of a 100% equity interest in Minerales and reflecting the transfer of shares under this Agreement;

(j)	evidence of conditional acceptance from the TSXV;

(k)	the Initial Framework Agreement Termination Agreement executed by Cordoba, Minerales, Cobre and CMH;

(l)	the JV Shareholders Agreement Termination Agreement executed by Minerales and Exploradora;

(m)	the Management Services Agreement Termination Agreement executed by Minerales, Cobre and CMH;

(n)	commercial sale offer (oferta mercantil de venta) duly signed by Cordoba, substantially in the form attached hereto as Schedule K and in accordance with section 3.1; and

(o)	the Assignment Agreement executed by Cordoba, Minerales and CMH, if applicable.

Closing Deliveries of the Buyer Parties

9.4           The Buyer Parties shall deliver or cause to be delivered to the Cordoba Parties the following closing deliveries, and the Cordoba Parties shall not be obliged to complete the Acquisition unless the Buyer Parties have complied with their obligations of delivering such closing deliverables at or before Closing:

(a)	a recent certificate of status, compliance, good standing or similar certificate with respect to the Buyer issued by the appropriate government officials of its applicable governing jurisdiction;

(b)	certified resolutions of the directors (or equivalent authorization required under the constating documents of each Buyer Investor) of each of the Buyer Parties authorizing the due execution and entering into of this Agreement;

(c)	the Closing Payment according to section 3.3;

(d)	a bring-down certificate as contemplated in sections 8.1(a) and 8.1(b);

(e)	the Initial Framework Agreement Termination Agreement executed by JCHX and Iniview;

(f)	the JV Shareholders Agreement Termination Agreement executed by the Buyer;

(g)	the Management Services Agreement Termination Agreement executed by Cobre and CMH;

(h)	the purchase order duly signed and issued by the Buyer, substantially in the form attached hereto as Schedule K and in accordance with section 3.1; and

(i)	the Assignment Agreement executed by Beonest, if applicable.

PART 10
termination

10.1         This Agreement may be terminated at any time prior to the Closing, whether before or after approval of the Transaction Resolutions by the Cordoba Shareholders:

(a)	by mutual written consent of the Parties;

(b)	by the Cordoba Parties, on the one hand, or the Buyer Parties, on the other hand, if a condition in their favour or a mutual condition is not satisfied by the Closing (or any earlier date by which such condition is required to be satisfied) except where such failure is the result of a breach of this Agreement by such Party;

(c)	by the Cordoba Parties, on the one hand, or the Buyer Parties, on the other hand, if there has been a breach of any of the representations, warranties, covenants and agreements on the part of the other Party (the “Breaching Party”) set forth in this Agreement, which breach has or is likely to result in the failure of the conditions set forth in PART 8, as the case may be, to be satisfied and in each case has not been cured within ten (10) Business Days following receipt by the Breaching Party of written notice of such breach from the non-breaching Party;

(d)	by any Party if any permanent Order, decree, ruling or other action of a court or other competent authority restraining, enjoining or otherwise preventing the consummation of the Acquisition and transactions contemplated by this Agreement shall have become final and non-appealable;

(e)	by any Party if the Transaction Resolutions are not approved by the Cordoba Shareholders; or

(f)	by the Cordoba Parties, on the one hand, or the Buyer Parties, on the other hand, if the Acquisition is not completed by the Outside Date, provided that the Party then seeking to terminate this Agreement is not then in default of any of its obligations hereunder.

PART 11
INDEMNITIES

Cordoba and Cordoba Barbados Indemnification Obligation

11.1         Each of the Cordoba Parties, jointly and severally, hereby agrees to indemnify, defend and hold harmless the Buyer Investors and Buyer (collectively, the “Buyer Parties Indemnified Persons”) from and against any and all Losses in any way related to or arising out of or in connection with:

(a)	any violation of the obligations undertaken by the Cordoba Parties, as applicable, in this Agreement; and/or

(b)	any material breach of any of the Cordoba Warranties,

in each case, insofar as such Losses are a direct result of any act, omission, circumstance or other matter arising out of, resulting from, attributable to, or connected with the breach of this Agreement by a Cordoba Party, as applicable, including any material breaches of the representations and warranties of a Cordoba Party contained in section 7.1 as qualified by section 7.2; provided always that the Cordoba Parties shall not be liable to or be required to indemnify and save harmless the Buyer Parties Indemnified Persons pursuant to this section 11.1 in respect of: (i) any misrepresentation or breach of this Agreement that was disclosed following the date hereof in writing to the Buyer Investors but prior to the Closing (provided that (A) such disclosure in writing shall have been specifically and fairly made and only in respect of an event that has occurred after the date hereof only, and (B) the Buyer Investors have waived such misrepresentation or breach of this Agreement in writing at their sole discretion and agreed to proceed with the Closing); (ii) any Losses that consist of Consequential Losses; any Losses to the extent that they are directly caused by or directly result from the Gross Negligence / Willful Misconduct of the Buyer Investors, Buyer or any of the Buyer Parties’ Advisers without fault of the Cordoba Parties.

11.2         Furthermore, provided that:

(a)	with respect to indemnification by the Cordoba Parties for breaches of the representations and warranties:

(i)	the Cordoba Parties shall not be liable with respect to any individual claim unless the Losses with respect to the underlying breach (or series of related breaches) exceeds US$250,000; and

(ii)	the Cordoba Parties shall not be liable unless the aggregate amount of Losses with respect to such breaches of the representations and warranties, disregarding any Losses for which the Cordoba Parties are not liable pursuant to section 11.2(a)(i), exceeds US$1,000,000 and then to the extent of all such Losses; and

(b)	the Cordoba Parties’ maximum aggregate liability for all obligations under this Agreement shall not exceed US$ 20,000,000 (except in the case of fraud, Gross Negligence / Willful Misconduct, or intentional misrepresentation); and

(c)	in no case shall the Cordoba Parties be liable for any obligations under this PART 11 after the Transition Period and any claim for indemnification must be brought prior to the expiry of the Transition Period. Each Buyer Parties Indemnified Persons waives any rights it may have at law or otherwise to commence a claim for indemnification for a breach or failure of a representation or warranty after the Transition Period.

Buyer Parties Indemnification Obligation

11.3         Each of the Buyer Parties, severally (in the case of JCHX, Naipu, PIA and Zhongan, in accordance with their respective ownership of the Buyer), but not jointly, hereby agrees to indemnify, defend and hold harmless the Cordoba Parties and their Advisers (collectively, the “Cordoba Indemnified Persons”) from and against any and all Losses in any way related to or arising out of or in connection with:

(a)	any violation of the obligations undertaken by the Buyer Investors or Buyer, as applicable, in this Agreement; and/or

(b)	any material breach of any of the Buyer Parties Warranties.

In each case, insofar as such Losses are a direct result of any act, omission, circumstance or other matter arising out of, resulting from, attributable to, or connected with the breach of this Agreement by the Buyer Parties, as applicable, including any breaches of the representations and warranties of the Buyer Parties contained in section 7.3; provided always that the Buyer Parties shall not be liable to or be required to indemnify and save harmless the Cordoba Indemnified Persons pursuant to this section 11.3 in respect of: (i) any Losses that consist of Consequential Losses; and (ii) any Losses to the extent that they are directly caused by or directly result from the Gross Negligence / Willful Misconduct of the Cordoba Parties or any of Cordoba’s Advisers without fault of the Buyer Investors or Buyer. Except with respect to the obligations to pay the Purchase Price and Contingent Payment, the Buyer Investors and Buyer’s maximum aggregate liability for all other indemnification obligations under this Agreement shall not exceed US$ 20,000,000 (except in the case of fraud, Gross Negligence / Willful Misconduct, or intentional misrepresentation) and any indemnification obligations under this PART 11 other than with respect to the Purchase Price and Contingent Payment shall not continue after the Transition Period. Other than with respect to the Purchase Price and Contingent Payment, any claim for indemnification must be brought prior to the expiry of the Transition Period and each Cordoba Indemnified Person waives any rights it may have at law or otherwise to commence a claim for indemnification for a breach or failure of a representation or warranty after the Transition Period.

For the avoidance of doubt, nothing in this PART 11 precludes each of the Cordoba Indemnified Persons from exercising any and all rights at law or to exercise equitable rights to enforce any claim or right it may have with respect to the Purchase Price and Contingent Payment, and the applicable provisions of this Agreement related to the payment of the Purchase Price and the Contingent Payment.

No Indemnification but for Actual Losses

11.4         The obligation of the Parties, as the case may be, to indemnify under this Agreement shall only arise once Losses are actual and incurred by the Indemnitee (as defined below). Neither the Cordoba Parties, on the one hand, nor a Buyer Party, on the other hand, will be responsible, or liable to indemnify an Indemnitee, for any Loss which is contingent, unless and until such contingent Loss is realized and results in an actual Loss. For the avoidance of doubt, any Losses resulting from a Claim made by a Third Party (including any such Claim for Consequential Loss) will be covered by the indemnification contained in this Agreement.

Third Party Claims

11.5         If a Third Party initiates a Claim against either the Cordoba Parties, on the one hand, or the Buyer Investors or Buyer, on the other hand, that is the beneficiary of an indemnity under this Agreement (the “Indemnitee”), the Indemnitee shall promptly provide notice to the other Party (the “Indemnitor”) of such Claim. If the Indemnitor acknowledges to the Indemnitee in writing that the Indemnitor is responsible to indemnify the Indemnitee in respect of the Claim pursuant to this Agreement, the Indemnitor may do any or all of the following:

(a)	assume carriage of the defence of the Claim using legal counsel of its choice and at its sole cost; and

(b)	settle the Claim provided the Indemnitor pays the full monetary amount of the settlement and the settlement does not impose any restrictions or obligations on the Indemnitee.

Upon payment of the Claim, the Indemnitor shall be subrogated to all rights the Indemnitee may have relating thereto. The Indemnitee shall give such further assurances and cooperate with the Indemnitor to permit the Indemnitor to pursue such subrogated Claims as reasonably requested by it.

If the Indemnitor has paid an amount to the Indemnitee pursuant to a Claim and the Indemnitee is subsequently paid by a Third Party in respect of such Claim, such that the Indemnitee has been over-compensated for the Claim, the Indemnitee shall promptly pay the amount of any over-compensation to the Indemnitor, net of any Taxes required to be paid by the Indemnitee as a result of any such receipt after accounting for any Taxes saved or recovered by the Indemnitee as a result of payment to the Indemnitor.

Each Party shall cooperate with the other Party in the defence of the Claim, including making available to the other Party, such of its Advisers whose assistance, testimony or presence is of material assistance in evaluating and defending the Third Party Claim.

PART 12
TAX Matters

Transfer Taxes

12.1         Notwithstanding anything to the contrary in this Agreement, each Party shall bear its own Transfer Taxes, as applicable; provided that, for the avoidance of doubt: (i) all taxes arising from or in connection with the Restructuring shall be borne by Cordoba Barbados, Minerales, Exploradora, and CMH, as applicable; and (ii) all profits or income tax (including corporate income tax) arising from or in connection with the Acquisition and the transactions contemplated in this Agreement, shall be borne by Cordoba Barbados with the proceeds of the Purchase Price. To the extent permitted by Applicable Laws, each Party will, at its own expense, file all necessary Tax Returns with respect to the Transfer Taxes it bears. If required by Applicable Laws, each Party will also join in the execution of any such Tax Returns and, where necessary, file such Tax Returns.

PART 13
CONFIDENTIALITY

Confidential Information

13.1         Without the consent of the other Parties, as required by Applicable Laws or provided for by any of the agreements entered into as part of this Agreement, each of the Parties hereby agrees to maintain, and, to the extent applicable, to procure that it is maintained by its Advisers, in absolute confidentiality, as well as not to disclose to Third Parties, under any circumstance, any document and/or information deemed as confidential by the Parties, including this Agreement, documents and/or information related to this Agreement and/or to the businesses conducted by each of the Parties, as well as any other document and/or information of confidential nature that may be executed or submitted by any of the Parties as a result of this Agreement.

Public Announcements

13.2         No public announcement or disclosure shall be made with respect to this Agreement other than in accordance with section 13.3. If any public announcement or disclosure is required pursuant to section 13.3, the Parties shall agree on the wording and format of such announcement or disclosure. No Party shall make any other disclosure or communication with respect to this Agreement unless previously approved by the other Parties.

Permitted Disclosure

13.3         Notwithstanding the above, the Parties and Ivanhoe Electric shall not be restricted from a disclosure of any confidential information if required by Applicable Laws (in particular securities laws and stock exchange rules) or by any court of competent jurisdiction or arbitration tribunal or any inquiry or investigation by any governmental, official or regulatory body which is lawfully entitled to require any such disclosure, provided that, so far as it is lawful and practical to do so prior to such disclosure, the Party required to disclose confidential information shall promptly notify the other Parties of such requirement with a view to providing the opportunity for any other Party to contest such disclosure or otherwise to agree the timing and content of such disclosure. In addition, Cordoba, JCHX and Naipu shall be permitted to announce the transactions contemplated by this Agreement promptly following the execution of this Agreement, and to announce any updates with respect to this Agreement, the text and timing of each announcement to be approved by each of Naipu, JCHX and Cordoba in advance, such approval not being unreasonably withheld or delayed.

Unrestricted Disclosure

13.4         The provisions of sections 13.1 and 13.2 shall not apply to any information that is:

(a)	generally available to the public other than through any disclosure by a Party to the other;

(b)	independently received from a Third Party who is free from any obligations to any other Third Party not to disclose it;

(c)	in the possession of the recipient, on a non-confidential basis, prior to its receipt from the other Party;

(d)	information which the disclosing Party disclosed to an Affiliate; or

(e)	disclosed by a Party in the course of conducting a transaction with a Third Party, provided that the Third Party enters into a confidentiality agreement with the Party containing provisions no less restrictive than those set out in this PART 13, as well as a covenant by the Third Party not to use or allow the use for any purpose of the confidential information or notes, summaries or other material derived from the review of the confidential information, except to complete the relevant transaction; or

(f)	information which the disclosing Party discloses to any of its respective professional Advisers; provided that such professional Adviser:

(i)	is under a similar obligation of confidentiality; or

(ii)	is otherwise under a binding professional obligation of confidentiality.

PART 14
GOVERNING LAW AND DISPUTE RESOLUTION

Governing Law

14.1         This Agreement, and any non-contractual obligations arising out of or in connection with it, and the documents to be entered into pursuant to it, save as expressly referred to therein, shall be governed by and construed in accordance with the laws of the Province of British Columbia and the Federal laws of Canada applicable therein.

Dispute Resolution

14.2         All disputes, disagreements, controversies, questions or Claims arising out of or relating to this Agreement (including, without limitation, (i) any contractual, pre-contractual or non-contractual rights, obligations or liabilities; and (ii) any issue as to the existence, validity or termination of this Agreement) (“Disputes”) shall be referred to and finally resolved by arbitration administered by the Singapore International Arbitration Centre (“SIAC”) in accordance with the Arbitration Rules of SIAC (the “SIAC Rules”) for the time being in force, which SIAC Rules are deemed to be incorporated by reference in this clause.

14.3         The arbitration tribunal (“Tribunal”) shall consist of three arbitrators. The claimant(s) shall jointly nominate one arbitrator. The respondent(s) shall jointly nominate one arbitrator. The two arbitrators thus appointed shall nominate the third arbitrator who shall be the presiding arbitrator. If a Party fails to nominate an arbitrator, or if the two arbitrators fail to nominate the third arbitrator within fourteen (14) days after the appointment of the second arbitrator, the appointment shall be made, upon request of a Party and as soon as practicable possible, by the President of the Court of Arbitration of SIAC in accordance with the SIAC Rules.

14.4         The place of arbitration will be Singapore. The arbitration agreement shall be governed by Singapore law. The language used in the arbitral proceedings will be English.

14.5         Any award of the Tribunal shall be made in writing and shall be final and binding upon the Parties and judgment on the award may be entered in any court of competent jurisdiction for recognition and enforcement, and there shall be no appeal therefrom, including any appeal to a court on a question of law, a question of fact, or a question of mixed fact and law. The Parties undertake to carry out the award without delay.

14.6         Nothing in this PART 14 shall be construed as preventing any Party from seeking conservatory or interim relief from any court of competent jurisdiction.

14.7         Any party to this Agreement or any other Transaction Document may, in accordance with the SIAC Rules, be joined to any arbitration commenced under this Agreement or any other Transaction Document. Each Party hereby consents, for the purposes of the SIAC Rules, to such joinder.

14.8         Pursuant to Rules 6 and 8 of the SIAC Rules:

(a)	Disputes may be resolved in a single arbitration together with Disputes (as defined in any other Transaction Documents) arising out of any such Transaction Document; and

(b)	the Parties agree to the consolidation of any two or more arbitrations commenced pursuant to this PART 14 and/or the arbitration agreement contained in any other Transaction Documents into a single arbitration, as provided for in the SIAC Rules.

14.9         Each Party waives any objection, on the basis that a Dispute has been resolved in a manner contemplated at section 14.8(a) or 14.8(b), to the validity and/or enforcement of any arbitral award made by an arbitral tribunal following the Dispute being resolved in that manner.

14.10       The requirement in the SIAC Rules that the Court (as defined therein) or a tribunal considering whether to consolidate disputes should consider the views of all parties or give the parties an opportunity to be heard shall extend to all parties to each of the arbitrations in respect of which consolidation is sought.

PART 15
NOTICES

Delivery

15.1         Any notice, statement, demand, offer or other written instrument required or permitted to be given pursuant to this Agreement shall be in writing signed by the Party giving such notice and shall be sent by e-mail, hand messenger delivery, or overnight courier service, to the other Parties at the address set forth below:

(a)	If to the Cordoba Parties:

Cordoba Minerals Corp. 606-999 Canada Place Vancouver, BC V6C 3E1

	Attention: Telephone: Email:	Corporate Secretary [***] [***]

with a copy to:

Cassels Brock & Blackwell LLP Suite 2200, HSBC Building 885 West Georgia Street Vancouver, BC V6C 3E8

Attention: Telephone: Email:	David Redford / Alex Pizale [***] [***]

(b)	If to the Buyer Investors or Buyer:

JCHX Mining Management Co., Ltd.

11F, JCHX Plaza, Building 3, No.3 Yuren South Road, Fengtai District, Beijing, PRC

Attention: Email:	Jingkun Liu [***]

and

Veritas Resources AG

11F, JCHX Plaza, Building 3, No.3 Yuren South Road, Fengtai District, Beijing, PRC

Attention: Email:	Juwang Wang [***]

and

Conest Resources Limited

Unit E, 2/F, Neich Tower, 128 Gloucester Road, Wanchai, Hong Kong

Attention: Email:	Lidong Wang [***]

and

Singapore Naipu Global Resource Investment Pte. Ltd

111 North Bridge Road, #15-02, Peninsula Plaza, Singapore 179098

Attention: Email:	Lei Wang [***]

and

Hong Kong Zhongan Industry Development Co., Limited

Room G316, 3/F, Kwai Shing Industrial Building Phase 2, Nos. 42-46 Tai Lin Pai Road, Kwai Chung, New Territories, Hong Kong

Attention: Email:	Weijia Su [***]

and

PIA Global Limited

Unit 02, 9/F, the Broadway, No. 54-62 Lockhart Road, Wanchai, Hong Kong

Attention: Email:	Chao Zhou [***]

Each Party shall have the right to change the place to which notices shall be sent or delivered or to specify additional addresses to which copies of notices may be sent, in either case by similar notice sent or delivered in like manner to the other Parties. Without limiting any other means by which a Party may be able to prove that a notice has been received by another Party, all notices and communications shall be deemed to have been duly given: (a) at the time delivered by hand, if personally delivered; (b) when received, if sent by e-mail, if received prior to 5:00 p.m., recipient’s time, on a Business Day, or on the next Business Day, if received later than 5:00 p.m., recipient’s time; and (c) on the date of delivery, if sent by courier. In any case hereunder in which a Party is required or permitted to respond to a notice from another Party within a specified period, such period shall run from the date on which the notice was deemed duly given as above provided, and the response shall be considered to be timely given if given as above provided by the last day of the period provided for such response.

PART 16
MISCELLANEOUS

Invalid Provisions

16.1         If any provision of this Agreement is deemed invalid, illegal or unenforceable in any aspect, the validity, legality or enforceability of the other provisions contained herein shall not be affected or hindered in any way as a result of such fact and shall remain in full force and effect. The Parties shall negotiate, in good faith, the replacement of the invalid, illegal or unenforceable provision for a valid, legal and enforceable provision which is as close as possible to the economic effect and other relevant implications of the invalid, illegal or unenforceable provision.

Time

16.2         Time is of the essence of this Agreement.

Entire Agreement

16.3         Except as otherwise expressly agreed by the Parties in writing, the Transaction Documents cancel and supersede any previous understanding among the Parties, whether verbal or written, in connection with the subject matter contemplated herein, provided that nothing in this section 16.3 shall exclude or limit any Liability for (or remedy in respect of) fraudulent misrepresentation.

Enurement

16.4         This Agreement constitutes an irrevocable obligation of the Parties and shall be binding upon their respective successors and permitted assignees.

No Waiver

16.5         The failure of any of the Parties, at any time, to enforce the provisions or conditions or to perform any right set forth herein shall neither constitute a waiver thereof or a novation, nor affect the right of such Party to enforce or perform them in the future.

Amendments

16.6         No amendment to any of the terms or conditions set forth in this Agreement shall be of any effect unless it is made in writing specifically referring to this Agreement and signed by each of the Parties.

Fees and Expenses

16.7         Except as otherwise provided for in this Agreement, each of the Parties shall bear its own fees and expenses incurred up to the Closing Date related to the negotiation and conclusion of this Agreement. This includes, in the case of the Cordoba Parties, such fees and expenses (if any) that may be incurred by the Cordoba Subsidiaries, CMH or Cobre prior to the Closing Date.

Further Assurances.

16.8         The Parties shall, from time to time, do all such acts and things and execute and deliver all such documents and instruments as may be reasonably required to more effectively and completely carry out the transactions under this Agreement and other Transaction Documents.

Assignment

16.9         Except as otherwise provided for in this Agreement, the Parties may not assign or transfer, either directly or indirectly, in whole or in part, this Agreement or any of their rights and obligations hereunder without the prior written consent of the other Parties.

*      *      *

Schedule A
Property descriptions

Schedule A – 1

Cobre PROPERTY

ALACRÁN

PROPERTY DESCRIPTION

MINING TITLE	PROPERTY
El Alacrán	III-08021

coordinates of mining titles

El alacrán – III-08021

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
1	7,744066991000011	-75,725470467	2414674,90	4699481,32
2	7,744114899000010	-75,740884465	2414474,91	4699478,80
3	7,729653353000000	-75,740927472	2412375,11	4699458,46
4	7,723327811999980	-75,740948351	2412377,68	4699197,76
5	7,723312786000010	-75,736574855	2412377,81	4699197,56
6	7,723316389999970	-75,736571219	2412387,17	4698241,65
7	7,723287201999990	-75,727908530	2412386,77	4698241,25
8	7,723286073999980	-75,727906722	2412391,54	4697758,64
9	7,723277891000010	-75,725544177	2413091,31	4697765,45
10	7,742259101999990	-75,725481692	2414691,14	4697780,51
11	7,744066991000011	-75,725470467	2414674,90	4699481,32

SCHEDULE A – 2

CMH PROPERTY

MINING TITLE	PROPERTY
Montiel West	LEQ-15161
Montiel East	JJ9-08091 as to be integrated with LG6-08063X pursuant to request under No. 23872-0 of March 30, 2021
LG6-08063X	LG6-08063X as to be integrated with JJ9-08091 pursuant to request under No. 23872-0 of March 30, 2021
Alacrán Norte	LCQ-16173X
Costa Azul	LEB-08491

coordinates of mining titles

Montiel este (montiel east) – JJ9-08091 (To be integrated with LG6-08063X pursuant to request under No. 23872-0 of March 30, 2021)

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
1	7,759076199999981	-75,754111993	2416355,75	4696331,65
2	7,730016388000024	-75,754203102	2413140,93	4696300,75
3	7,730946066999990	-75,752508161	2413242,57	4696488,45
4	7,731073174000016	-75,749844437	2413254,73	4696782,48
5	7,731019848000017	-75,749668599	2413248,71	4696801,85
6	7,752732671999979	-75,749600361	2415650,74	4696824,92
7	7,752732241999979	-75,749464400	2415650,59	4696839,92
8	7,757252078000022	-75,749450170	2416150,61	4696844,73
9	7,757229704000000	-75,742335612	2416143,05	4697629,75
10	7,759037615000011	-75,742329900	2416343,06	4697631,68
11	7,758964075999984	-75,719192720	2416318,48	4700184,59
12	7,752636456000000	-75,719214792	2415618,49	4700177,67
13	7,744045307000022	-75,719244844	2414668,10	4700168,26

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
14	7,744041336000010	-75,717907589	2414666,72	4700315,82
15	7,744019805999983	-75,710654294	2414659,22	4701116,15
16	7,744023989000027	-75,710654273	2414659,69	4701116,16
17	7,744001810999976	-75,704628112	2414652,99	4701781,08
18	7,740838274000000	-75,704634157	2414303,03	4701778,19
19	7,740791552000019	-75,690733296	2414288,13	4703312,01
20	7,749832314000000	-75,690700238	2415288,23	4703321,99
21	7,749832310999977	-75,690701166	2415288,23	4703321,89
22	7,753112138000010	-75,690689422	2415651,05	4703325,48
23	7,767907693999973	-75,690640822	2417287,77	4703341,23
24	7,767999316999976	-75,717830103	2417317,06	4700341,35
25	7,780156560000023	-75,717790818	2418661,95	4700354,32
26	7,767888958000015	-75,728544326	2417312,45	4699159,09
27	7,790123025000014	-75,754014298	2419790,39	4696364,78
28	7,783375483999976	-75,754035607	2419043,93	4696357,56
29	7,778953586000000	-75,748968614	2418551,09	4696913,45
30	7,778998930000000	-75,748932565	2418556,08	4696917,46
31	7,778953941999987	-75,748878007	2418551,07	4696923,45
32	7,782663386000024	-75,745630186	2418959,11	4697284,47
33	7,767834374000017	-75,728643739	2417306,48	4699148,08
34	7,767879680000021	-75,728607651	2417311,47	4699152,10
35	7,767834725000000	-75,728553097	2417306,45	4699158,08
36	7,769730206000020	-75,726883975	2417514,96	4699343,60
37	7,758992408999973	-75,726923789	2416327,09	4699331,57

LG6-08063X (To be integrated with JJ9-08091 pursuant to request under no. 23872-0 of March 30, 2021)

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12MAGNA- SIRGAS_CMT12
	Latitude	Longitude	North	East
1	7.761393058000010	-75.726914898	2416592,6639	4699334,2543
2	7.76972545100000	-75.726888151	2417514,4373	4699343,1380
3	7.769385213000021	-75.727187451	2417477,0103	4699309,8717
4	7.760571421000010	-75.727140536	2416501,9283	4699308,7729
5	7.760570727000015	-75.726917936	2416501,6935	4699333,3340
6	7.761393058000010	-75.726914898	2416592,6639	4699334,2543

Montiel oeste (montiel west) – LEQ-15161

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12MAGNA- SIRGAS_CMT12
	Latitude	Longitude	North	East
1	7,75896407599998	-75,719192720	2.416.318,48019	4.700.184,58877
2	7,75903761500001	-75,742329900	2.416.343,05544	4.697.631,67651
3	7,75722970400000	-75,742335612	2.416.143,05225	4.697.629,75297
4	7,75718151199998	-75,727123755	2.416.126,89897	4.699.308,21282
5	7,74518031000002	-75,727060144	2.414.799,19041	4.699.306,70237
6	7,74406652699997	-75,725465934	2.414.674,84662	4.699.481,82275
7	7,72339115500000	-75,725543486	2.412.387,64024	4.699.458,61235
8	7,72106904999998	-75,720705639	2.412.127,34060	4.699.990,82346
9	7,74440100900000	-75,720795692	2.414.708,54649	4.699.997,39094
10	7,74440697599999	-75,719243569	2.414.708,11013	4.700.168,66142
11	7,75263645600000	-75,719214792	2.415.618,49108	4.700.177,66662
12	7,75896407599998	-75,719192720	2.416.318,48019	4.700.184,58877

[Exclusion]

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12MAGNA- SIRGAS_CMT12
	Latitude	Longitude	North	East
1	7,75264042800001	-75,720462881	2415619,81304	4700039,95399
2	7,75263645199999	-75,719215832	2415618,49137	4700177,55186
3	7,74531082900000	-75,719241195	2414808,09883	4700169,56337
4	7,74530578299999	-75,720486444	2414808,42034	4700032,15533
5	7,75264042800001	-75,720462881	2415619,81304	4700039,95399

ALACRÁN NORTE - LCQ-16173X

ID	GCS_MAGNA		MAGNA- SIRGAS_CMT12MAGNA- SIRGAS_CMT12
	Latitude	Longitude	North	East
1	7.757252079000011	-75.749450169	2416150,61	4696844,73
2	7.753593728999988	-75.749461709	2415745,90	4696840,84
3	7.751040995999972	-75.743435538	2415459,19	4697503,96
4	7.729739653000024	-75.743071402	2413102,38	4697528,93
5	7.730089051999983	-75.740926186	2413139,51	4697765,90
6	7.735138102000010	-75.740911127	2413698,07	4697771,16
7	7.744114880999973	-75.740884474	2414691,14	4697780,51
8	7.744114880999973	-75.740884329	2414691,14	4697780,52
9	7.744115260999990	-75.740884327	2414691,18	4697780,52
10	7.744107320000012	-75.738361975	2414688,51	4698058,85
11	7.745180301999990	-75.727061073	2414799,19	4699306,6
12	7.757181511000000	-75.727124161	2416126,90	4699308,17
13	7.757229705999976	-75.742335611	2416143,05	4697629,75
14	7.757252079000011	-75.749450169	2416150,61	4696844,73

COSTA AZUL – LEB-08491

ID	GCS_MAGNA		MAGNA- SIRGAS_CMT12MAGNA- SIRGAS_CMT12
	Latitude	Longitude	North	East
1	7,744406970999989	-75,719243582	2414708,11	4700168,66
2	7,744401004999986	-75,720795694	2414708,55	4699997,39
3	7,721069049999983	-75,720705623	2412127,34	4699990,83
4	7,721002129000000	-75,720566204	2412119,84	4700006,16
5	7,721002571999975	-75,720705365	2412119,99	4699990,81
6	7,719579656000010	-75,720699863	2411962,57	4699990,41
7	7,719614130000025	-75,720611068	2411966,32	4700000,23
8	7,719433369000000	-75,719322162	2411945,42	4700142,33
9	7,720403498999985	-75,719318998	2412052,74	4700143,37
10	7,720161308999990	-75,718814459	2412025,59	4700198,87
11	7,709822606999978	-75,718507772	2410881,64	4700225,43
12	7,709631495000000	-75,711883088	2410855,84	4700956,34
13	7,709222865000015	-75,711771698	2410810,56	4700968,34
14	7,709163391999990	-75,693107509	2410790,94	4703027,91
15	7,712815556000010	-75,690821565	2411193,37	4703282,71
16	7,722906645000023	-75,690788503	2412309,66	4703293,40
17	7,740791552000019	-75,690733294	2414288,13	4703312,01
18	7,740838275999977	-75,704634154	2414303,03	4701778,19
19	7,744001809000000	-75,704628114	2414652,99	4701781,08
20	7,744023992999985	-75,710654271	2414659,69	4701116,16
21	7,744019806999972	-75,710654294	2414659,22	4701116,15
22	7,744041336000010	-75,717907592	2414666,72	4700315,82
23	7,744045309000000	-75,719244844	2414668,10	4700168,26
24	7,744406970999989	-75,719243582	2414708,11	4700168,66

Schedule A – 3

MINCORDOBA PROPERTIES

Number.	Property
1.	LCQ-16172X
2.	LCQ-16171
3.	LCP-08144X as to be integrated with LCP-08142, LED-10191 and JJ9-08093X.

1. LCQ-16172X

ID	GCS_MAGNA		MAGNA- SIRGAS_CMT12MAGNA -SIRGAS_CMT12
	Latitude	Longitude	North	East
1	7,759401997999987	-75,763170686	2416398,30	4695332,32
2	7,75919164400000	-75,762674669	2416374,67	4695386,90
3	7,759165286999973	-75,754202355	2416365,67	4696321,74
4	7,783753929999989	-75,754396945	2419086,05	4696317,95
5	7,791152846999978	-75,762757833	2419910,62	4695400,81
6	7,790987400000010	-75,762758361	2419892,32	4695400,63
7	7,791262288999974	-75,7630729	2419922,96	4695366,12
8	7,759401997999987	-75,763170686	2416398,30	4695332,32

2. LCQ-16171

ID	GCS_MAGNA		MAGNA -SIRGAS_CMT12MAGNA -SIRGAS_CMT12
	Latitude	Longitude	North	East
1	7,784545579999985	-75,754031894	2419173,37	4696358,81
2	7,784738765999975	-75,754254265	2419194,90	4696334,42
3	7,759164977000012	-75,754111750	2416365,57	4696331,74

ID	GCS_MAGNA		MAGNA -SIRGAS_CMT12MAGNA- SIRGAS_CMT12
	Latitude	Longitude	North	East
4	7,759076199999981	-75,754111993	2416355,75	4696331,65
5	7,758993078999990	-75,727133211	2416327,31	4699308,46
6	7,769385546000024	-75,727187453	2417477,05	4699309,87
7	7,767834725000000	-75,728553097	2417306,45	4699158,08
8	7,767879680000021	-75,728607651	2417311,47	4699152,10
9	7,767834374000017	-75,728643739	2417306,48	4699148,08
10	7,782663386000024	-75,745630186	2418959,11	4697284,47
11	7,778953941999987	-75,748878007	2418551,07	4696923,45
12	7,778998930000000	-75,748932565	2418556,08	4696917,46
13	7,778953586000000	-75,748968614	2418551,09	4696913,45
14	7,783375483999976	-75,754035607	2419043,93	4696357,56
15	7,784545579999985	-75,754031894	2419173,37	4696358,81

3. LCP-08144X

ID	GCS_MAGNA		MAGNA- SIRGAS_CMT12MAGNA- SIRGAS_CMT12
	Latitude	Longitude	North	East
1	7,65082237399997	-75,716283269	2404456,80	4700395,71
2	7,65175779800001	-75,716595473	2404577,60	4700370,71
3	7,65284828300002	-75,716828952	2404715,81	4700328,56
4	7,65409525000001	-75,717218751	2404811,06	4700277,55
5	7,65495326400002	-75,717686328	2404914,97	4700209,38
6	7,65588861700001	-75,718309942	2405027,55	4700124,11
7	7,65690135300002	-75,719089018	2405139,87	4700090,39
8	7,65791474200000	-75,719400928	2405251,99	4700091,11
9	7,65892817500002	-75,719400832	2405318,42	4700095,68

ID	GCS_MAGNA		MAGNA- SIRGAS_CMT12MAGNA- SIRGAS_CMT12
	Latitude	Longitude	North	East
10	7,65952888400000	-75,719363303	2405319,17	4700016,48
11	7,65953115600001	-75,720080938	2404047,07	4698962,00
12	7,64797220200001	-75,729561740	2404049,47	4699035,33
13	7,64799813200000	-75,728897490	2403557,90	4699480,61
14	7,64358032799998	-75,724835025	2403558,19	4699481,51
15	7,64358302300001	-75,724826835	2403778,08	4699970,24
16	7,64559850099999	-75,720411520	2404023,12	4700421,19
17	7,64783916900001	-75,716339827	2404032,86	4700420,09
18	7,64792719399997	-75,716350320	2404051,22	4700418,02
19	7,64809305199997	-75,716370142	2404095,70	4700412,99
20	7,64849481700002	-75,716418281	2404200,14	4700467,82
21	7,64944195400000	-75,715927524	2404240,75	4700471,79
22	7,64980926200001	-75,715893816	2404353,10	4700429,52
23	7,65082237399997	-75,716283269	2404456,80	4700395,71

Schedule A – 4

MINERALES PROPERTIES

Number	ID	Additional comments
1	LEQ-15162X	Mining title
2	LED-10191	Mining title as to be integrated with LCP-08144X, LCP-08142 and JJ9-08093X.
3	LCP-08142	Mining title as to be integrated with LCP-08144X, LED-10191 and JJ9-08093X.
4	JJ9-08093X	Mining title as to be integrated with LCP-08144X, LED-10191 and LCP-08142.

1. LEQ-15162X

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
1	7,720997152999985	-75,720705808	2412119,39	4699990,75
2	7,72100575200000	-75,721697470	2412121,04	4699881,33
3	7,721005749000028	-75,721698138	2412121,04	4699881,26
4	7,72068883899999	-75,721699699	2412085,98	4699880,86
5	7,720508763999987	-75,721700304	2412066,06	4699880,67
6	7,72050876300000	-75,721700601	2412066,06	4699880,63
7	7,720508578000022	-75,721700600	2412066,04	4699880,63
8	7,720516155999974	-75,724075813	2412068,55	4699618,54
9	7,719501477999984	-75,722810783	2411955,41	4699757,41
10	7,718775113999982	-75,722772759	2411875,03	4699761,10
11	7,719580173999987	-75,720700385	2411962,63	4699990,35
12	7,72022645200002	-75,720702355	2412034,12	4699990,59
13	7,720997152999985	-75,720705808	2412119,39	4699990,75
14	7,720997152999985	-75,720705808	2412119,39	4699990,75

2. LED-10191

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
1	7.702933815999984	-75.697006593	2410104,512	4702593,291
2	7.704656887999988	-75.695928141	2410294,375	4702713,504
3	7.704706713000010	-75.710540707	2410310,094	4701101,011
4	7.69792767700000	-75.708692907	2409558,865	4701300,166
5	7.677659367999979	-75.708626662	2407316,623	4701293,286
6	7.689868107999985	-75.701752896	2408662,427	4702060,391
7	7.702933815999984	-75.697006593	2410104,512	4702593,291

3. LCP-08142

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
1	7,72339072900001	-75,7255434920000	2412387,59	4699458,61
2	7,72327783100001	-75,7255438640000	2412375,10	4699458,49
3	7,72328683000001	-75,7279088870000	2412377,77	4699197,52
4	7,72330474199998	-75,7331078180000	2412383,43	4698623,83
5	7,72331639100002	-75,7365712190000	2412387,17	4698241,65
6	7,72331844799998	-75,7373507240000	2412387,95	4698155,64
7	7,72332074100001	-75,7383406670000	2412388,91	4698046,40
8	7,72057861100001	-75,7424314810000	2412088,45	4697593,02
9	7,72056831600002	-75,7394400120000	2412085,19	4697923,13
10	7,71995843700000	-75,7401107430000	2412018,20	4697848,68
11	7,71786588900000	-75,7424599650000	2411788,37	4697587,95
12	7,71699391499998	-75,7434396320000	2411692,60	4697479,22
13	7,71643631900002	-75,7440657820000	2411631,36	4697409,72
14	7,71334065999997	-75,7476777720000	2411291,45	4697008,92
15	7,71145106500001	-75,7499030400000	2411083,99	4696762,01
16	7,71038016500000	-75,7511633230000	2410966,41	4696622,17
17	7,70878915999998	-75,7534864070000	2410792,05	4696364,67
18	7,70859194100001	-75,7540189740000	2410770,62	4696305,76
19	7,70849870699999	-75,7542702870000	2410760,48	4696277,95
20	7,70850503399998	-75,7542702680000	2410761,18	4696277,96
21	7,70854300100001	-75,7542701490000	2410765,38	4696278,00

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
22	7,70648211600001	-75,7601669830000	2410541,59	4695625,78
23	7,70621847500001	-75,7626145880000	2410514,17	4695355,48
24	7,67048934000001	-75,7627250220000	2406561,51	4695317,77
25	7,67047337600001	-75,7626740870000	2406559,71	4695323,38
26	7,67045166000002	-75,7626037140000	2406557,26	4695331,13
27	7,67020449799997	-75,7620801970000	2406529,54	4695388,74
28	7,67001762199998	-75,7616838910000	2406508,59	4695432,34
29	7,66912199299997	-75,7613208040000	2406409,25	4695471,78
30	7,66906258500001	-75,7612005280000	2406402,59	4695485,01
31	7,66828788900000	-75,7605383670000	2406316,41	4695557,54
32	7,66828751999997	-75,7605380520000	2406316,37	4695557,57
33	7,66787056499998	-75,7608150630000	2406270,44	4695526,70
34	7,66741843400001	-75,7611148320000	2406220,64	4695493,30
35	7,66738963199998	-75,7611339280000	2406217,46	4695491,17
36	7,66690709199997	-75,7620312210000	2406164,72	4695391,79
37	7,66669590499998	-75,7623879640000	2406141,61	4695352,27
38	7,66648902800000	-75,7627373530000	2406118,97	4695313,56
39	7,66525432700001	-75,7627411580000	2405982,37	4695312,26
40	7,66526229999999	-75,7627159760000	2405983,24	4695315,05
41	7,66529181400000	-75,7626241520000	2405986,44	4695325,20
42	7,66577674600001	-75,7621412850000	2406039,74	4695378,84
43	7,66607176799999	-75,7618478720000	2406072,17	4695411,43
44	7,66652414900000	-75,7610986240000	2406121,69	4695494,45
45	7,66661281699998	-75,7609518890000	2406131,39	4695510,71
46	7,66661281799997	-75,7609517680000	2406131,39	4695510,72
47	7,66661305299999	-75,7609513780000	2406131,42	4695510,76
48	7,66661703699998	-75,7599327270000	2406131,14	4695623,19
49	7,66661691500002	-75,7599326530000	2406131,12	4695623,20
50	7,66661691600001	-75,7599324760000	2406131,12	4695623,22
51	7,66614091399998	-75,7596437620000	2406078,26	4695654,74
52	7,66572210900000	-75,7593895860000	2406031,75	4695682,50
53	7,66464563199997	-75,7596248800000	2405912,82	4695655,77
54	7,66464551299998	-75,7596249970000	2405912,81	4695655,75
55	7,66464530000001	-75,7596250440000	2405912,79	4695655,75
56	7,66450682400000	-75,7597629320000	2405897,56	4695640,43
57	7,66386530599999	-75,7604009560000	2405827,05	4695569,56
58	7,66338253300000	-75,7613582640000	2405774,32	4695463,56
59	7,66274493399998	-75,7616559270000	2405703,99	4695430,25

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
60	7,66236501600002	-75,7618330610000	2405662,08	4695410,43
61	7,66188238000001	-75,7627306150000	2405609,33	4695311,03
62	7,66186397299998	-75,7627386110000	2405607,30	4695310,13
63	7,66183358199998	-75,7627516960000	2405603,94	4695308,66
64	7,65616387900001	-75,7627691520000	2404976,71	4695302,70
65	7,65618399099997	-75,7627521900000	2404978,93	4695304,59
66	7,65680263600001	-75,7622310210000	2405047,00	4695362,55
67	7,65737204800001	-75,7616647210000	2405109,59	4695425,46
68	7,65752323499998	-75,7615145300000	2405126,21	4695442,14
69	7,65812185400000	-75,7606233890000	2405191,80	4695540,92
70	7,65812513800000	-75,7606185010000	2405192,16	4695541,46
71	7,65824882700002	-75,7605216930000	2405205,78	4695552,24
72	7,65896393300000	-75,7599624430000	2405284,49	4695614,47
73	7,65920759099998	-75,7589441220000	2405310,73	4695727,03
74	7,65857059799998	-75,7586012640000	2405240,01	4695764,42
75	7,65831206600001	-75,7584619020000	2405211,31	4695779,62
76	7,65798864999999	-75,7585559040000	2405175,60	4695769,01
77	7,65729510300002	-75,7587570240000	2405099,02	4695746,32
78	7,65687048500001	-75,7587202390000	2405052,02	4695750,08
79	7,65657819600000	-75,7586946310000	2405019,66	4695752,70
80	7,65674776800000	-75,7583575090000	2405038,18	4695790,03
81	7,65705969400000	-75,7577378830000	2405072,25	4695858,64
82	7,65730341099998	-75,7566601720000	2405098,45	4695977,76
83	7,65688799399998	-75,7556993580000	2405051,81	4696083,51
84	7,65688794699997	-75,7556992500000	2405051,81	4696083,52
85	7,65633652499997	-75,7558596500000	2404990,92	4696065,43
86	7,65587117000001	-75,7559949110000	2404939,53	4696050,17
87	7,65491308399998	-75,7562912610000	2404833,75	4696016,78
88	7,65406126699997	-75,7568603810000	2404739,91	4695953,36
89	7,65347407199999	-75,7573642870000	2404675,31	4695897,33
90	7,65341379300002	-75,7573498210000	2404668,63	4695898,88
91	7,65310965800001	-75,7572766830000	2404634,93	4695906,74
92	7,65282214000001	-75,7572594500000	2404603,11	4695908,44
93	7,65280394899997	-75,7572457250000	2404601,09	4695909,94
94	7,65240016400002	-75,7569405130000	2404556,20	4695943,34
95	7,65138336899997	-75,7569365330000	2404443,71	4695943,06
96	7,65094277899999	-75,7566987630000	2404394,80	4695968,99
97	7,65048830299997	-75,7564529820000	2404344,35	4695995,79

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
98	7,64998573999997	-75,7560909220000	2404288,50	4696035,40
99	7,64965336699998	-75,7558511180000	2404251,56	4696061,63
100	7,64926269199997	-75,7555013660000	2404208,09	4696099,95
101	7,64919023700002	-75,7554368370000	2404200,03	4696107,02
102	7,64917708600001	-75,7554249920000	2404198,56	4696108,32
103	7,64917710300000	-75,7554304640000	2404198,57	4696107,72
104	7,64917687399997	-75,7554893240000	2404198,59	4696101,22
105	7,64912234600001	-75,7554894930000	2404192,55	4696101,16
106	7,64911699499998	-75,7554894720000	2404191,96	4696101,16
107	7,64911699499998	-75,7554895090000	2404191,96	4696101,16
108	7,64911671900001	-75,7554895110000	2404191,93	4696101,16
109	7,64911618299999	-75,7556091170000	2404191,96	4696087,96
110	7,64911529000000	-75,7556095580000	2404191,86	4696087,91
111	7,64899613500000	-75,7556683840000	2404178,72	4696081,33
112	7,64899560300000	-75,7557888970000	2404178,74	4696068,03
113	7,64893540499997	-75,7559086870000	2404172,17	4696054,76
114	7,64887610699997	-75,7560275680000	2404165,69	4696041,60
115	7,64887628800000	-75,7560860460000	2404165,75	4696035,15
116	7,64887629200001	-75,7560873700000	2404165,76	4696035,00
117	7,64884496899998	-75,7560874670000	2404162,29	4696034,97
118	7,64881640499999	-75,7560873560000	2404159,13	4696034,96
119	7,64881629600001	-75,7561153220000	2404159,14	4696031,87
120	7,64881591000000	-75,7561473590000	2404159,12	4696028,34
121	7,64875571200002	-75,7562671500000	2404152,54	4696015,07
122	7,64875576200001	-75,7562834740000	2404152,56	4696013,27
123	7,64875559400002	-75,7563266280000	2404152,57	4696008,51
124	7,64871726699999	-75,7563647470000	2404148,36	4696004,27
125	7,64869551100002	-75,7563860340000	2404145,97	4696001,91
126	7,64869551200001	-75,7563863830000	2404145,97	4696001,87
127	7,64869548299998	-75,7563864120000	2404145,96	4696001,87
128	7,64869524900001	-75,7564464300000	2404145,98	4695995,24
129	7,64869503199997	-75,7565020010000	2404146,00	4695989,11
130	7,64869497900002	-75,7565064490000	2404145,99	4695988,62
131	7,64868307299997	-75,7565064020000	2404144,68	4695988,61
132	7,64863531300000	-75,7565058240000	2404139,39	4695988,64
133	7,64863530800000	-75,7565062150000	2404139,39	4695988,60
134	7,64863513799997	-75,7565062140000	2404139,37	4695988,60
135	7,64863505400001	-75,7565277680000	2404139,38	4695986,22

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
136	7,64863459600002	-75,7565665340000	2404139,36	4695981,94
137	7,64857511399998	-75,7566256140000	2404132,82	4695975,38
138	7,64857511299999	-75,7566256980000	2404132,82	4695975,37
139	7,64857479199997	-75,7566260160000	2404132,78	4695975,34
140	7,64857464099998	-75,7566648700000	2404132,79	4695971,05
141	7,64857439399997	-75,7566854180000	2404132,78	4695968,78
142	7,64857446799999	-75,7567094390000	2404132,80	4695966,13
143	7,64857432700001	-75,7567454860000	2404132,81	4695962,15
144	7,64857420400000	-75,7567768200000	2404132,82	4695958,69
145	7,64857386099998	-75,7568059310000	2404132,81	4695955,48
146	7,64857396299999	-75,7568390800000	2404132,84	4695951,82
147	7,64857386000000	-75,7568655230000	2404132,85	4695948,90
148	7,64857377099997	-75,7568885160000	2404132,85	4695946,36
149	7,64857332499997	-75,7569255370000	2404132,83	4695942,28
150	7,64857345799998	-75,7569688470000	2404132,88	4695937,50
151	7,64857339299999	-75,7569855590000	2404132,88	4695935,65
152	7,64857333900000	-75,7569994010000	2404132,88	4695934,12
153	7,64857278800002	-75,7570451420000	2404132,86	4695929,08
154	7,64857295199999	-75,7570986310000	2404132,91	4695923,17
155	7,64857292800002	-75,7571050290000	2404132,91	4695922,47
156	7,64857290700001	-75,7571103420000	2404132,92	4695921,88
157	7,64857225100001	-75,7571647490000	2404132,88	4695915,87
158	7,64857243799997	-75,7572254560000	2404132,95	4695909,17
159	7,64857171800002	-75,7572852610000	2404132,91	4695902,57
160	7,64857190200001	-75,7573450630000	2404132,97	4695895,97
161	7,64858360800002	-75,7573567240000	2404134,27	4695894,69
162	7,64863163899997	-75,7574047880000	2404139,62	4695889,42
163	7,64863158800000	-75,7574180320000	2404139,63	4695887,96
164	7,64863102800001	-75,7574644840000	2404139,60	4695882,83
165	7,64865307999997	-75,7575086860000	2404142,07	4695877,97
166	7,64869081500001	-75,7575850770000	2404146,30	4695869,57
167	7,64869069700001	-75,7576154570000	2404146,30	4695866,21
168	7,64869034200001	-75,7576455200000	2404146,29	4695862,89
169	7,64872602299999	-75,7577165020000	2404150,28	4695855,08
170	7,64874999400001	-75,7577647990000	2404152,97	4695849,77
171	7,64874981299999	-75,7578112810000	2404152,98	4695844,64
172	7,64874965100000	-75,7578247430000	2404152,97	4695843,15
173	7,64874970000000	-75,7578404810000	2404152,99	4695841,42

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
174	7,64874952700001	-75,7578848340000	2404153,00	4695836,52
175	7,64874937700000	-75,7579232710000	2404153,01	4695832,28
176	7,64874911700002	-75,7579452560000	2404153,00	4695829,85
177	7,64874919499999	-75,7579702690000	2404153,03	4695827,09
178	7,64874905900001	-75,7580048710000	2404153,04	4695823,27
179	7,64874894299998	-75,7580348180000	2404153,04	4695819,97
180	7,64874858100001	-75,7580648620000	2404153,03	4695816,65
181	7,64874868800001	-75,7580999800000	2404153,06	4695812,78
182	7,64874859399998	-75,7581243410000	2404153,07	4695810,09
183	7,64874851000001	-75,7581457800000	2404153,08	4695807,72
184	7,64874804400000	-75,7581844680000	2404153,05	4695803,45
185	7,64874818300001	-75,7582296920000	2404153,10	4695798,46
186	7,64874812599998	-75,7582443770000	2404153,10	4695796,84
187	7,64874807799998	-75,7582567400000	2404153,11	4695795,47
188	7,64874750700000	-75,7583040750000	2404153,08	4695790,25
189	7,64869726900002	-75,7583547430000	2404147,55	4695784,62
190	7,64868777999998	-75,7583641790000	2404146,51	4695783,57
191	7,64868766199998	-75,7583945290000	2404146,52	4695780,22
192	7,64868730900002	-75,7584238640000	2404146,50	4695776,98
193	7,64868741399999	-75,7584581560000	2404146,54	4695773,20
194	7,64868731399997	-75,7584836480000	2404146,54	4695770,39
195	7,64862720299999	-75,7585434330000	2404139,94	4695763,75
196	7,64862720200000	-75,7585435620000	2404139,94	4695763,73
197	7,64862711000001	-75,7585436540000	2404139,93	4695763,72
198	7,64862714999998	-75,7585569430000	2404139,94	4695762,25
199	7,64862697000001	-75,7586034500000	2404139,95	4695757,12
200	7,64862681400001	-75,7586432300000	2404139,96	4695752,73
201	7,64862657300000	-75,7586632600000	2404139,95	4695750,52
202	7,64859698900000	-75,7586633520000	2404136,68	4695750,49
203	7,64856685699999	-75,7586632340000	2404133,35	4695750,48
204	7,64856662400001	-75,7587232520000	2404133,36	4695743,86
205	7,64856639800001	-75,7587810610000	2404133,38	4695737,47
206	7,64856637399998	-75,7587830510000	2404133,38	4695737,26
207	7,64856565299999	-75,7588428550000	2404133,34	4695730,65
208	7,64856583699997	-75,7589026570000	2404133,40	4695724,05
209	7,64850545500002	-75,7589626450000	2404126,76	4695717,39
210	7,64850561200001	-75,7590138090000	2404126,82	4695711,74
211	7,64850557800002	-75,7590225420000	2404126,82	4695710,78

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
212	7,64850554899999	-75,7590298160000	2404126,82	4695709,98
213	7,64850491700002	-75,7590822510000	2404126,79	4695704,19
214	7,64850510399998	-75,7591425810000	2404126,85	4695697,53
215	7,64844913399997	-75,7591977220000	2404120,70	4695691,40
216	7,64844471900000	-75,7592020420000	2404120,21	4695690,92
217	7,64844484299999	-75,7592423530000	2404120,26	4695686,47
218	7,64844476700000	-75,7592618130000	2404120,26	4695684,33
219	7,64838465399998	-75,7593215960000	2404113,65	4695677,69
220	7,64832454300000	-75,7593813800000	2404107,05	4695671,04
221	7,64832454300000	-75,7593814170000	2404107,05	4695671,04
222	7,64832413699997	-75,7593818200000	2404107,00	4695671,00
223	7,64832432100001	-75,7594413980000	2404107,06	4695664,42
224	7,64832432100001	-75,7594416220000	2404107,06	4695664,40
225	7,64832360000002	-75,7595014260000	2404107,03	4695657,79
226	7,64832378300002	-75,7595609280000	2404107,09	4695651,23
227	7,64830506599997	-75,7595795430000	2404105,03	4695649,16
228	7,64826339899997	-75,7596203100000	2404100,45	4695644,63
229	7,64826354600001	-75,7596682100000	2404100,50	4695639,34
230	7,64826349700001	-75,7596806690000	2404100,50	4695637,97
231	7,64822106999997	-75,7596805020000	2404095,81	4695637,96
232	7,64820392000001	-75,7596802950000	2404093,91	4695637,97
233	7,64818383599998	-75,7596803570000	2404091,69	4695637,95
234	7,64814487100000	-75,7596802040000	2404087,38	4695637,94
235	7,64814473100000	-75,7597161890000	2404087,39	4695633,96
236	7,64814444100000	-75,7597402810000	2404087,38	4695631,30
237	7,64808405899998	-75,7598002680000	2404080,74	4695624,64
238	7,64806970600000	-75,7598147450000	2404079,16	4695623,03
239	7,64802441299997	-75,7598597890000	2404074,18	4695618,03
240	7,64802433300002	-75,7598803940000	2404074,19	4695615,75
241	7,64802385700000	-75,7599191530000	2404074,16	4695611,48
242	7,64799448999997	-75,7599487700000	2404070,93	4695608,19
243	7,64796406900001	-75,7599790240000	2404067,59	4695604,83
244	7,64790395799997	-75,7600388070000	2404060,98	4695598,18
245	7,64790372400000	-75,7600988260000	2404061,00	4695591,56
246	7,64790350499998	-75,7601548870000	2404061,01	4695585,37
247	7,64790345900002	-75,7601587330000	2404061,01	4695584,95
248	7,64790273800002	-75,7602185370000	2404060,97	4695578,35
249	7,64790292100002	-75,7602783390000	2404061,04	4695571,75

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
250	7,64790296600000	-75,7602930820000	2404061,05	4695570,12
251	7,64790278900000	-75,7603383310000	2404061,07	4695565,13
252	7,64790263499998	-75,7603778340000	2404061,08	4695560,76
253	7,64790238699998	-75,7603988500000	2404061,06	4695558,45
254	7,64790246000001	-75,7604227700000	2404061,09	4695555,81
255	7,64790232100000	-75,7604583670000	2404061,10	4695551,88
256	7,64790256999998	-75,7604586180000	2404061,13	4695551,85
257	7,64790256999998	-75,7604586520000	2404061,13	4695551,84
258	7,64796151100001	-75,7605182720000	2404067,69	4695545,31
259	7,64796169700002	-75,7605789800000	2404067,75	4695538,61
260	7,64802082199997	-75,7606984030000	2404074,38	4695525,47
261	7,64805622400001	-75,7607693610000	2404078,35	4695517,66
262	7,64808055100002	-75,7608186120000	2404081,07	4695512,24
263	7,64809217999999	-75,7608303590000	2404082,37	4695510,95
264	7,64813979799998	-75,7608792550000	2404087,67	4695505,59
265	7,64818394200000	-75,7609239090000	2404092,58	4695500,69
266	7,64819870899998	-75,7609391130000	2404094,23	4695499,03
267	7,64819869600001	-75,7609424180000	2404094,23	4695498,66
268	7,64819801800001	-75,7609986800000	2404094,19	4695492,45
269	7,64821477700002	-75,7609986280000	2404096,05	4695492,47
270	7,64825835500000	-75,7609987990000	2404100,87	4695492,48
271	7,64825824399997	-75,7610272440000	2404100,88	4695489,34
272	7,64825786599999	-75,7610592040000	2404100,86	4695485,81
273	7,64831323300001	-75,7610590340000	2404106,98	4695485,87
274	7,64831799900002	-75,7610590520000	2404107,51	4695485,87
275	7,64837787599998	-75,7610592870000	2404114,13	4695485,89
276	7,64837777200000	-75,7610860590000	2404114,14	4695482,93
277	7,64837737500000	-75,7611195450000	2404114,12	4695479,24
278	7,64841184699997	-75,7611194390000	2404117,94	4695479,27
279	7,64843703800000	-75,7611195370000	2404120,72	4695479,28
280	7,64843722400002	-75,7611800680000	2404120,79	4695472,60
281	7,64843724999997	-75,7611886810000	2404120,80	4695471,65
282	7,64843705099997	-75,7612395760000	2404120,81	4695466,03
283	7,64843687899997	-75,7612836610000	2404120,82	4695461,17
284	7,64843668600002	-75,7612996750000	2404120,81	4695459,40
285	7,64844831900001	-75,7612996390000	2404122,10	4695459,41
286	7,64849635000001	-75,7612998270000	2404127,41	4695459,42
287	7,64849650100001	-75,7613493530000	2404127,46	4695453,96

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
288	7,64849646300001	-75,7613592810000	2404127,47	4695452,86
289	7,64849643000002	-75,7613677950000	2404127,47	4695451,92
290	7,64849581099997	-75,7614190980000	2404127,44	4695446,26
291	7,64849599399997	-75,7614789000000	2404127,50	4695439,66
292	7,64849599500001	-75,7614793160000	2404127,50	4695439,61
293	7,64849576099999	-75,7615393340000	2404127,52	4695432,99
294	7,64849555699999	-75,7615913140000	2404127,53	4695427,25
295	7,64849545999999	-75,7615994110000	2404127,53	4695426,36
296	7,64849548900002	-75,7616088800000	2404127,54	4695425,31
297	7,64849529100001	-75,7616593700000	2404127,55	4695419,74
298	7,64849512400002	-75,7617022550000	2404127,56	4695415,01
299	7,64849492200000	-75,7617190170000	2404127,55	4695413,16
300	7,64849438300001	-75,7618386240000	2404127,58	4695399,96
301	7,64849447500001	-75,7618684790000	2404127,61	4695396,66
302	7,64849435600001	-75,7618988760000	2404127,62	4695393,30
303	7,64849425099998	-75,7619257540000	2404127,62	4695390,34
304	7,64849384899997	-75,7619591360000	2404127,60	4695386,65
305	7,64849396800002	-75,7619981740000	2404127,64	4695382,34
306	7,64849388699997	-75,7620189110000	2404127,65	4695380,06
307	7,64849381800002	-75,7620366950000	2404127,65	4695378,09
308	7,64849331200002	-75,7620787430000	2404127,63	4695373,45
309	7,64849346099998	-75,7621279130000	2404127,68	4695368,03
310	7,64849342100001	-75,7621383810000	2404127,68	4695366,87
311	7,64843330899998	-75,7621981630000	2404121,07	4695360,23
312	7,64843330799999	-75,7621983370000	2404121,07	4695360,21
313	7,64843311200002	-75,7621985330000	2404121,05	4695360,19
314	7,64843319800002	-75,7622266840000	2404121,08	4695357,08
315	7,64843307500001	-75,7622581820000	2404121,09	4695353,60
316	7,64841487000001	-75,7622581100000	2404119,08	4695353,60
317	7,64837362999998	-75,7622576120000	2404114,51	4695353,62
318	7,64837362600002	-75,7622579490000	2404114,51	4695353,59
319	7,64837319700001	-75,7622579470000	2404114,47	4695353,59
320	7,64837298399999	-75,7623121780000	2404114,48	4695347,60
321	7,64837291499998	-75,7623180110000	2404114,48	4695346,96
322	7,64835385700001	-75,7623369640000	2404112,38	4695344,85
323	7,64831252499999	-75,7623774040000	2404107,84	4695340,36
324	7,64831266900001	-75,7624242490000	2404107,89	4695335,19
325	7,64831261799997	-75,7624372000000	2404107,89	4695333,76

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
326	7,64831257499997	-75,7624482850000	2404107,89	4695332,54
327	7,64831198700000	-75,7624970100000	2404107,86	4695327,16
328	7,64828256999999	-75,7624971010000	2404104,61	4695327,13
329	7,64825250500001	-75,7624969820000	2404101,28	4695327,12
330	7,64825250400002	-75,7624971930000	2404101,28	4695327,10
331	7,64825232499998	-75,7624971940000	2404101,26	4695327,10
332	7,64825240400000	-75,7625229420000	2404101,29	4695324,25
333	7,64825227099999	-75,7625569960000	2404101,30	4695320,49
334	7,64819239299998	-75,7625567650000	2404094,68	4695320,48
335	7,64819239200000	-75,7625571800000	2404094,68	4695320,43
336	7,64819194299997	-75,7625571820000	2404094,63	4695320,43
337	7,64819213900000	-75,7626216340000	2404094,69	4695313,32
338	7,64819192499999	-75,7626767850000	2404094,71	4695307,23
339	7,64818966399997	-75,7626767920000	2404094,46	4695307,23
340	7,64813317699997	-75,7626765700000	2404088,21	4695307,21
341	7,64813277700000	-75,7626769680000	2404088,17	4695307,17
342	7,64813264600002	-75,7626769680000	2404088,15	4695307,17
343	7,64807316399998	-75,7627360470000	2404081,61	4695300,61
344	7,64802941300001	-75,7627361820000	2404076,77	4695300,56
345	7,64801318700000	-75,7627361180000	2404074,98	4695300,56
346	7,64795330900000	-75,7627358830000	2404068,35	4695300,54
347	7,64788753900001	-75,7627356240000	2404061,08	4695300,52
348	7,64783360700000	-75,7627349710000	2404055,11	4695300,55
349	7,64783360199999	-75,7627354130000	2404055,11	4695300,51
350	7,64783355399998	-75,7627354130000	2404055,10	4695300,51
351	7,64783353000001	-75,7627413630000	2404055,11	4695299,85
352	7,64783288600000	-75,7627947750000	2404055,07	4695293,95
353	7,64781932599999	-75,7627948170000	2404053,57	4695293,94
354	7,64777344399999	-75,7627946300000	2404048,50	4695293,93
355	7,64773293000001	-75,7627944710000	2404044,01	4695293,92
356	7,64771356000000	-75,7627942360000	2404041,87	4695293,93
357	7,64769091699997	-75,7627943070000	2404039,37	4695293,90
358	7,64765368799999	-75,7627941600000	2404035,25	4695293,89
359	7,64762222600001	-75,7627940370000	2404031,77	4695293,88
360	7,64759423200001	-75,7627936970000	2404028,67	4695293,90
361	7,64756146700000	-75,7627937980000	2404025,04	4695293,87
362	7,64753393299997	-75,7627936900000	2404022,00	4695293,86
363	7,64753393199998	-75,7627938820000	2404022,00	4695293,84

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
364	7,64753366600001	-75,7627938840000	2404021,97	4695293,84
365	7,64753367200001	-75,7627956960000	2404021,97	4695293,64
366	7,64345766600001	-75,7628082220000	2403571,05	4695289,36
367	7,64323084300002	-75,7625370930000	2403545,76	4695319,13
368	7,64311473599997	-75,7615181870000	2403532,20	4695431,50
369	7,64395416299998	-75,7609224770000	2403624,64	4695497,85
370	7,64395415299998	-75,7609222880000	2403624,64	4695497,87
371	7,64395450600000	-75,7609220370000	2403624,68	4695497,90
372	7,64391790899998	-75,7602613780000	2403620,16	4695570,79
373	7,64389826000001	-75,7599030780000	2403617,74	4695610,32
374	7,64386406199997	-75,7592798690000	2403613,51	4695679,08
375	7,64384249699998	-75,7588845980000	2403610,85	4695722,70
376	7,64408615899998	-75,7578663130000	2403637,08	4695835,26
377	7,64414992700000	-75,7568485840000	2403643,42	4695947,63
378	7,64408353699997	-75,7564931560000	2403635,82	4695986,82
379	7,64391505499997	-75,7555886190000	2403616,54	4696086,53
380	7,64391465900001	-75,7555890620000	2403616,50	4696086,48
381	7,64391463700002	-75,7555889480000	2403616,50	4696086,50
382	7,64384635300001	-75,7556655830000	2403609,00	4696077,99
383	7,64343506300002	-75,7561263430000	2403563,82	4696026,84
384	7,64313171100002	-75,7571437690000	2403530,98	4695914,33
385	7,64306899899997	-75,7581621350000	2403524,76	4695801,89
386	7,64293220000001	-75,7581938700000	2403509,65	4695798,29
387	7,64205112799999	-75,7583981150000	2403412,32	4695775,12
388	7,64177181899998	-75,7586547320000	2403381,60	4695746,60
389	7,64127124300001	-75,7591142050000	2403326,55	4695695,53
390	7,64079727799998	-75,7580930070000	2403273,39	4695807,91
391	7,64071109700001	-75,7579191170000	2403263,74	4695827,04
392	7,64032196800002	-75,7571327880000	2403220,13	4695913,55
393	7,64017306699997	-75,7564852070000	2403203,20	4695984,92
394	7,64008790600001	-75,7561136060000	2403193,52	4696025,88
395	7,63991211299998	-75,7550939070000	2403173,35	4696138,30
396	7,63994737399997	-75,7544737270000	2403176,81	4696206,78
397	7,63997489500002	-75,7539929500000	2403179,52	4696259,86
398	7,63920121000001	-75,7533535170000	2403093,47	4696329,89
399	7,63920088800000	-75,7533538370000	2403093,44	4696329,86
400	7,63920075400000	-75,7533537260000	2403093,42	4696329,87
401	7,63899881200001	-75,7535548130000	2403071,22	4696307,53

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
402	7,63884477400001	-75,7537080110000	2403054,29	4696290,51
403	7,63882590800000	-75,7475913700000	2403047,89	4696965,61
404	7,63928369700000	-75,7474214190000	2403098,42	4696984,70
405	7,63928370700000	-75,7474212600000	2403098,42	4696984,71
406	7,63928406899998	-75,7474211260000	2403098,46	4696984,73
407	7,63934788400001	-75,7464027660000	2403104,80	4697097,17
408	7,63923229400001	-75,7453236910000	2403091,25	4697216,19
409	7,63928926800002	-75,7448547190000	2403097,23	4697267,99
410	7,63935631200001	-75,7443052180000	2403104,26	4697328,69
411	7,63932132999997	-75,7436741420000	2403099,94	4697398,32
412	7,63930003700000	-75,7432861700000	2403097,32	4697441,13
413	7,63911626999998	-75,7429313020000	2403076,74	4697480,16
414	7,63912003299998	-75,7429275070000	2403077,15	4697480,59
415	7,63912178900000	-75,7429259370000	2403077,34	4697480,76
416	7,63915127899997	-75,7428960420000	2403080,58	4697484,08
417	7,63952554899998	-75,7425232270000	2403121,73	4697525,49
418	7,63995260100000	-75,7422332830000	2403168,77	4697557,80
419	7,63995268399997	-75,7422330920000	2403168,78	4697557,82
420	7,63995283499997	-75,7422329890000	2403168,79	4697557,83
421	7,64016824900000	-75,7417376030000	2403192,28	4697612,66
422	7,64045345500000	-75,7413099920000	2403223,53	4697660,05
423	7,64049845000000	-75,7412998540000	2403228,50	4697661,20
424	7,64109575600002	-75,7411656950000	2403294,48	4697676,43
425	7,64155709099998	-75,7410311820000	2403345,43	4697691,60
426	7,64159548399999	-75,7410200260000	2403349,66	4697692,86
427	7,64188070900002	-75,7405930730000	2403380,92	4697740,19
428	7,64189892500002	-75,7404636530000	2403382,84	4697754,48
429	7,64190874200000	-75,7403948080000	2403383,88	4697762,09
430	7,64140447199997	-75,7405612710000	2403328,21	4697743,36
431	7,64000811000000	-75,7410218090000	2403174,06	4697691,55
432	7,63966502500000	-75,7410928930000	2403136,15	4697683,46
433	7,63968518399997	-75,7410822700000	2403138,38	4697684,65
434	7,63988164300002	-75,7410416070000	2403160,08	4697689,27
435	7,63997890200000	-75,7410214930000	2403170,83	4697691,56
436	7,64001594199999	-75,7410141290000	2403174,92	4697692,40
437	7,64241589500000	-75,7402222890000	2403439,86	4697781,49
438	7,64310119700002	-75,7399962700000	2403515,52	4697806,92
439	7,64310135199997	-75,7399961300000	2403515,54	4697806,93

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
440	7,64310164800002	-75,7399960310000	2403515,57	4697806,94
441	7,64343552200000	-75,7396914630000	2403552,29	4697840,79
442	7,64618627800001	-75,7371835510000	2403854,84	4698119,53
443	7,64618627900001	-75,7371843290000	2403854,84	4698119,44
444	7,64618601900002	-75,7371850230000	2403854,81	4698119,37
445	7,64594100099998	-75,7374083520000	2403827,86	4698094,55
446	7,64539796200000	-75,7379029970000	2403768,14	4698039,57
447	7,64492452299998	-75,7383348520000	2403716,06	4697991,57
448	7,64414638900001	-75,7390441030000	2403630,48	4697912,74
449	7,64409343500000	-75,7391665880000	2403624,71	4697899,19
450	7,64430743499997	-75,7396696990000	2403648,73	4697843,81
451	7,64430759300001	-75,7396696980000	2403648,75	4697843,81
452	7,64430768300002	-75,7396699080000	2403648,76	4697843,79
453	7,64487936199998	-75,7396698560000	2403712,01	4697844,19
454	7,64530721699998	-75,7399521060000	2403759,54	4697813,34
455	7,64537858800002	-75,7405244080000	2403767,83	4697750,23
456	7,64537855800000	-75,7410961460000	2403768,23	4697687,13
457	7,64544994400001	-75,7416685660000	2403776,53	4697624,00
458	7,64559184600000	-75,7419974110000	2403792,46	4697587,80
459	7,64566399300002	-75,7421648160000	2403800,56	4697569,38
460	7,64593451100001	-75,7425982690000	2403830,79	4697521,73
461	7,64602095700001	-75,7427368660000	2403840,46	4697506,49
462	7,64630634600001	-75,7432334160000	2403872,38	4697451,89
463	7,64666316699998	-75,7437360870000	2403912,20	4697396,66
464	7,64678577900002	-75,7437360940000	2403925,77	4697396,74
465	7,64723399299998	-75,7437364980000	2403975,35	4697397,02
466	7,64766330600002	-75,7434465620000	2404022,65	4697429,32
467	7,64773414000001	-75,7429502610000	2404030,13	4697484,15
468	7,64773408799999	-75,7423783780000	2404029,72	4697547,27
469	7,64773403700002	-75,7418060600000	2404029,32	4697610,43
470	7,64778745100000	-75,7417259740000	2404035,17	4697619,31
471	7,64801926299998	-75,7413789720000	2404060,57	4697657,77
472	7,64828865200001	-75,7412011740000	2404090,25	4697677,58
473	7,64844754299997	-75,7410965240000	2404107,75	4697689,25
474	7,64855949299999	-75,7411117920000	2404120,15	4697687,64
475	7,64894765200000	-75,7411651410000	2404163,13	4697682,03
476	7,64921842400002	-75,7415708170000	2404193,37	4697637,44
477	7,64923282900002	-75,7415924190000	2404194,97	4697635,07

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
478	7,64937541400001	-75,7420957590000	2404211,10	4697579,62
479	7,64937551999997	-75,7424642380000	2404211,37	4697538,95
480	7,64937542899997	-75,7427369330000	2404211,56	4697508,85
481	7,64940150000001	-75,7429176300000	2404214,57	4697488,92
482	7,64944674399998	-75,7432326800000	2404219,79	4697454,18
483	7,64958154400000	-75,7437694430000	2404235,08	4697395,04
484	7,64959048399998	-75,7438050960000	2404236,10	4697391,11
485	7,64974961600001	-75,7440300880000	2404253,86	4697366,39
486	7,64994636500001	-75,7443084650000	2404275,82	4697335,80
487	7,65016144999998	-75,7448812710000	2404300,02	4697272,73
488	7,65016538899999	-75,7449085650000	2404300,48	4697269,72
489	7,65023262300002	-75,7453767610000	2404308,24	4697218,10
490	7,65023258999997	-75,7459494120000	2404308,64	4697154,89
491	7,65016097400001	-75,7464447960000	2404301,07	4697100,17
492	7,64983386599999	-75,7467742810000	2404265,12	4697063,57
493	7,64980494399998	-75,7468033770000	2404261,94	4697060,34
494	7,64971018099998	-75,7468713750000	2404251,50	4697052,77
495	7,64930522300000	-75,7471616820000	2404206,91	4697020,44
496	7,64894794899998	-75,7475204090000	2404167,63	4696980,59
497	7,64888551500001	-75,7478632140000	2404160,97	4696942,71
498	7,64880437699997	-75,7483060710000	2404152,30	4696893,78
499	7,64880493900000	-75,7496570510000	2404153,32	4696744,67
500	7,64901892799997	-75,7501601740000	2404177,35	4696689,29
501	7,64901888899999	-75,7507328240000	2404177,75	4696626,09
502	7,64901884699997	-75,7513045690000	2404178,15	4696562,98
503	7,64876847199997	-75,7516799490000	2404150,71	4696521,38
504	7,64873390999997	-75,7517316820000	2404146,93	4696515,64
505	7,64823397800001	-75,7518769500000	2404091,72	4696499,25
506	7,64773378299997	-75,7520901620000	2404036,54	4696475,37
507	7,64755176300002	-75,7524063980000	2404016,62	4696440,34
508	7,64744807400001	-75,7525861200000	2404005,28	4696420,43
509	7,64744803200000	-75,7531587680000	2404005,68	4696357,22
510	7,64744860100001	-75,7536058590000	2404006,06	4696307,88
511	7,64744895199999	-75,7541580080000	2404006,49	4696246,94
512	7,64747895300001	-75,7543990510000	2404009,97	4696220,35
513	7,64751976800000	-75,7547306130000	2404014,72	4696183,79
514	7,64823342800002	-75,7548679440000	2404093,77	4696169,13
515	7,64873654799998	-75,7547168750000	2404149,33	4696186,17

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
516	7,64894738700002	-75,7546536370000	2404172,61	4696193,29
517	7,64909772400000	-75,7544295010000	2404189,08	4696218,14
518	7,64923396400001	-75,7542269590000	2404204,01	4696240,59
519	7,64932935399997	-75,7540043990000	2404214,40	4696265,22
520	7,64944695200001	-75,7537309540000	2404227,22	4696295,49
521	7,64986115599998	-75,7533179110000	2404272,75	4696341,37
522	7,64987565299998	-75,7533034740000	2404274,35	4696342,97
523	7,65037531799998	-75,7532276270000	2404329,57	4696351,70
524	7,65087566400001	-75,7533728650000	2404385,03	4696336,02
525	7,65121644200002	-75,7536590420000	2404422,93	4696304,68
526	7,65130344599998	-75,7537312610000	2404432,60	4696296,77
527	7,65187360800001	-75,7539442410000	2404495,83	4696273,66
528	7,65244579199998	-75,7542269850000	2404559,33	4696242,86
529	7,65251866300002	-75,7543141610000	2404567,46	4696233,29
530	7,65280223200000	-75,7546539780000	2404599,07	4696195,99
531	7,65316010900000	-75,7550126640000	2404638,91	4696156,65
532	7,65344541500002	-75,7554395800000	2404670,78	4696109,74
533	7,65344570600001	-75,7554398750000	2404670,81	4696109,71
534	7,65380207599997	-75,7557985010000	2404710,49	4696070,38
535	7,65430242299999	-75,7559437410000	2404765,95	4696054,70
536	7,65452074000001	-75,7554516220000	2404789,75	4696109,17
537	7,65458703600001	-75,7553024890000	2404796,98	4696125,68
538	7,65473021800000	-75,7547991070000	2404812,46	4696181,34
539	7,65484315100002	-75,7547246490000	2404824,90	4696189,64
540	7,65507381300000	-75,7545731340000	2404850,31	4696206,52
541	7,65542896400001	-75,7548302750000	2404889,79	4696178,39
542	7,65600484700002	-75,7551401940000	2404953,72	4696144,60
543	7,65650893200001	-75,7535656280000	2405008,37	4696318,74
544	7,65710683600002	-75,7534931710000	2405074,46	4696327,16
545	7,65742989600000	-75,7534541230000	2405110,18	4696331,70
546	7,65815682700002	-75,7538414150000	2405190,87	4696289,47
547	7,65817831800001	-75,7538457810000	2405193,25	4696289,00
548	7,65827953500002	-75,7538666700000	2405204,46	4696286,77
549	7,65820149000001	-75,7539329850000	2405195,87	4696279,39
550	7,65813063700000	-75,7539925030000	2405188,08	4696272,77
551	7,65836043399997	-75,7543802850000	2405213,78	4696230,14
552	7,65850637599999	-75,7546268380000	2405230,10	4696203,03
553	7,65808445900001	-75,7555850010000	2405184,10	4696096,98

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
554	7,65812840100000	-75,7563773840000	2405189,52	4696009,55
555	7,65814080500001	-75,7566034310000	2405191,05	4695984,62
556	7,65864050400000	-75,7570305090000	2405246,64	4695937,83
557	7,65891586900000	-75,7572659890000	2405277,27	4695912,04
558	7,65950315900000	-75,7577325590000	2405342,57	4695860,96
559	7,65974882099999	-75,7579277900000	2405369,88	4695839,59
560	7,65981402900001	-75,7580056110000	2405377,15	4695831,05
561	7,66040346599999	-75,7587096180000	2405442,86	4695753,77
562	7,66081165100001	-75,7590185060000	2405488,24	4695719,96
563	7,66088124300001	-75,7590712470000	2405495,97	4695714,19
564	7,66112380999999	-75,7579931200000	2405522,05	4695833,36
565	7,66118757300001	-75,7569753500000	2405528,38	4695945,73
566	7,66183274799999	-75,7570533000000	2405599,81	4695937,59
567	7,66220385600001	-75,7570983800000	2405640,90	4695932,87
568	7,66264223799998	-75,7570514220000	2405689,36	4695938,37
569	7,66328030400001	-75,7569833740000	2405759,90	4695946,33
570	7,66364426000001	-75,7570273870000	2405800,20	4695941,73
571	7,66429619199999	-75,7571065820000	2405872,38	4695933,45
572	7,66531228399998	-75,7572906290000	2405984,92	4695913,86
573	7,66531229499997	-75,7572905720000	2405984,92	4695913,87
574	7,66531248500001	-75,7572906070000	2405984,94	4695913,87
575	7,66542007200001	-75,7566893300000	2405996,42	4695980,30
576	7,66549476099999	-75,7562726790000	2406004,38	4696026,34
577	7,66639390500001	-75,7557365750000	2406103,48	4696086,15
578	7,66693855900001	-75,7552783850000	2406163,41	4696137,10
579	7,66717379099998	-75,7550805620000	2406189,29	4696159,10
580	7,66741463199997	-75,7553441860000	2406216,12	4696130,18
581	7,66744086400001	-75,7553729840000	2406219,04	4696127,02
582	7,66788803399998	-75,7558627230000	2406268,86	4696073,29
583	7,66854595199998	-75,7558054100000	2406341,61	4696080,08
584	7,66856663900001	-75,7555860820000	2406343,74	4696104,30
585	7,66860833499998	-75,7551461670000	2406348,04	4696152,88
586	7,66838579600000	-75,7543779320000	2406322,88	4696237,51
587	7,66831300400002	-75,7541262870000	2406314,64	4696265,23
588	7,66892211400000	-75,7537859310000	2406381,79	4696303,23
589	7,66927223900001	-75,7535903740000	2406420,38	4696325,06
590	7,66975079800000	-75,7534130980000	2406473,20	4696344,97
591	7,66909589699997	-75,7526911290000	2406400,24	4696424,18

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
592	7,66909580100002	-75,7526911280000	2406400,23	4696424,18
593	7,66908484700002	-75,7526910960000	2406399,02	4696424,18
594	7,66879754100000	-75,7526899710000	2406367,23	4696424,10
595	7,66832511299998	-75,7526323220000	2406314,93	4696430,13
596	7,66778130000000	-75,7525656570000	2406254,72	4696437,10
597	7,66808208700001	-75,7515567800000	2406287,28	4696548,66
598	7,66808443200000	-75,7515489180000	2406287,53	4696549,53
599	7,66847891800001	-75,7509601360000	2406330,76	4696614,79
600	7,66868571499998	-75,7506516170000	2406353,42	4696648,98
601	7,66882631599997	-75,7504433780000	2406368,82	4696672,07
602	7,66925421500002	-75,7498100330000	2406415,71	4696742,27
603	7,66930508799998	-75,7497781560000	2406421,32	4696745,82
604	7,66954947500000	-75,7496255550000	2406448,25	4696762,84
605	7,66953269300001	-75,7493498720000	2406446,20	4696793,25
606	7,66952827300002	-75,7492763720000	2406445,66	4696801,36
607	7,66899040200002	-75,7492744220000	2406386,15	4696801,19
608	7,66859581900001	-75,7490996860000	2406342,37	4696820,20
609	7,66803517199997	-75,7488512480000	2406280,17	4696847,22
610	7,66746799300000	-75,7483664990000	2406217,09	4696900,32
611	7,66738925200002	-75,7482992020000	2406208,33	4696907,69
612	7,66726044799997	-75,7481888290000	2406194,00	4696919,78
613	7,66716002700002	-75,7479856450000	2406182,75	4696942,13
614	7,66694320900001	-75,7475463240000	2406158,45	4696990,47
615	7,66725612099998	-75,7472655550000	2406192,87	4697021,67
616	7,66743965000001	-75,7469956100000	2406212,98	4697051,60
617	7,66747354500001	-75,7469458600000	2406216,70	4697057,11
618	7,66747984400001	-75,7469367790000	2406217,39	4697058,12
619	7,66766110700001	-75,7470691220000	2406237,53	4697043,64
620	7,66780217299998	-75,7471725540000	2406253,21	4697032,33
621	7,66834938699997	-75,7473806050000	2406313,90	4697009,75
622	7,66875811500000	-75,7475362760000	2406359,22	4696992,86
623	7,66977222300000	-75,7477795820000	2406471,59	4696966,73
624	7,67013129200001	-75,7478409860000	2406511,35	4696960,20
625	7,67014525700000	-75,7481730420000	2406513,13	4696923,57
626	7,67017382900002	-75,7488618610000	2406516,78	4696847,57
627	7,67063689000002	-75,7497736300000	2406568,65	4696747,27
628	7,67063709199999	-75,7497738320000	2406568,68	4696747,24
629	7,67063718399998	-75,7497740120000	2406568,69	4696747,22

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
630	7,67076784400001	-75,7499048540000	2406583,23	4696732,88
631	7,67098464100001	-75,7501220990000	2406607,37	4696709,05
632	7,67101682399999	-75,7501673300000	2406610,96	4696704,09
633	7,67136399999998	-75,7506561410000	2406649,72	4696650,38
634	7,67159321899998	-75,7511139350000	2406675,40	4696600,02
635	7,67166378299998	-75,7512200580000	2406683,28	4696588,36
636	7,67189752000001	-75,7515718670000	2406709,39	4696549,70
637	7,67197322300001	-75,7520986340000	2406718,14	4696491,62
638	7,67197349200001	-75,7522905600000	2406718,30	4696470,43
639	7,67197360699998	-75,7526321840000	2406718,56	4696432,73
640	7,67174473699998	-75,7530899500000	2406693,56	4696382,05
641	7,67151669700001	-75,7536241620000	2406668,71	4696322,93
642	7,67151681100000	-75,7539687780000	2406668,97	4696284,89
643	7,67151675500002	-75,7541578990000	2406669,10	4696264,02
644	7,67151687400001	-75,7541579800000	2406669,11	4696264,01
645	7,67151687500001	-75,7541581350000	2406669,11	4696263,99
646	7,67171954800000	-75,7542937160000	2406691,63	4696249,18
647	7,67197330300001	-75,7544636640000	2406719,82	4696230,60
648	7,67250778800001	-75,7545399340000	2406779,01	4696222,56
649	7,67296244900001	-75,7542349640000	2406829,09	4696256,54
650	7,67349622699998	-75,7540819810000	2406888,03	4696273,81
651	7,67359125299998	-75,7541766470000	2406898,61	4696263,43
652	7,67359785000002	-75,7541832750000	2406899,35	4696262,70
653	7,67365749599997	-75,7542429650000	2406905,99	4696256,15
654	7,67375452499999	-75,7543398850000	2406916,79	4696245,53
655	7,67380724999998	-75,7543927290000	2406922,66	4696239,73
656	7,67381986999998	-75,7544053020000	2406924,07	4696238,35
657	7,67385331499997	-75,7544390890000	2406927,79	4696234,65
658	7,67387298500000	-75,7544589600000	2406929,98	4696232,47
659	7,67387700600000	-75,7544631220000	2406930,43	4696232,01
660	7,67391352200002	-75,7545596160000	2406934,54	4696221,39
661	7,67410492900001	-75,7550659790000	2406956,07	4696165,64
662	7,67418070500002	-75,7556003710000	2406964,83	4696106,72
663	7,67433331799998	-75,7561345240000	2406982,09	4696047,87
664	7,67433373900001	-75,7564368680000	2406982,36	4696014,50
665	7,67433381400002	-75,7566680400000	2406982,53	4695988,99
666	7,67413899399997	-75,7566948780000	2406960,99	4695985,89
667	7,67410996799998	-75,7566988410000	2406957,79	4695985,43

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
668	7,67410998399998	-75,7566988770000	2406957,79	4695985,43
669	7,67432476300001	-75,7571711840000	2406981,88	4695933,46
670	7,67432501000001	-75,7571712750000	2406981,91	4695933,45
671	7,67432506900002	-75,7571714030000	2406981,92	4695933,43
672	7,67511026800002	-75,7574615750000	2407068,99	4695901,97
673	7,67538159200001	-75,7574832510000	2407099,02	4695899,77
674	7,67596749199998	-75,7575303670000	2407163,87	4695894,98
675	7,67659271200000	-75,7574030060000	2407232,95	4695909,48
676	7,67668097199998	-75,7573850700000	2407242,70	4695911,53
677	7,67668098299998	-75,7573850250000	2407242,70	4695911,53
678	7,67668118500001	-75,7573849840000	2407242,73	4695911,54
679	7,67689619800001	-75,7564627590000	2407265,86	4696013,47
680	7,67687766000000	-75,7564394870000	2407263,79	4696016,03
681	7,67661028300000	-75,7561033590000	2407233,97	4696052,93
682	7,67646677400000	-75,7555314450000	2407217,69	4696115,95
683	7,67649349999999	-75,7554727610000	2407220,61	4696122,44
684	7,67682490599997	-75,7547458210000	2407256,75	4696202,91
685	7,67768097200001	-75,7547458820000	2407351,46	4696203,51
686	7,67810731200001	-75,7544266710000	2407398,40	4696239,04
687	7,67853759600001	-75,7541046740000	2407445,77	4696274,88
688	7,67909467400000	-75,7540549380000	2407507,37	4696280,77
689	7,67939435400001	-75,7540283330000	2407540,50	4696283,92
690	7,67954276799997	-75,7542981810000	2407557,11	4696254,24
691	7,67975086199999	-75,7546769280000	2407580,40	4696212,59
692	7,67996523699997	-75,7558905160000	2407604,98	4696078,81
693	7,68039314200001	-75,7565995230000	2407652,82	4696000,87
694	7,68039320000002	-75,7565996180000	2407652,83	4696000,85
695	7,68124974400001	-75,7564619430000	2407747,49	4696016,66
696	7,68125005299998	-75,7564618940000	2407747,52	4696016,66
697	7,68167851700002	-75,7558135090000	2407794,46	4696088,53
698	7,68181429600002	-75,7553635870000	2407809,17	4696138,28
699	7,68189279699998	-75,7551043260000	2407817,67	4696166,95
700	7,68210998600000	-75,7550639990000	2407841,67	4696171,55
701	7,68267719800002	-75,7549589760000	2407904,34	4696183,55
702	7,68274002599997	-75,7546469430000	2407911,07	4696218,03
703	7,68282034399999	-75,7542496500000	2407919,67	4696261,93
704	7,68260589499999	-75,7538905690000	2407895,70	4696301,41
705	7,68254362699997	-75,7539191030000	2407888,83	4696298,21

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
706	7,68182132800001	-75,7542494890000	2407809,15	4696261,24
707	7,68103529299997	-75,7541733580000	2407722,14	4696269,08
708	7,68103559100001	-75,7537578510000	2407721,88	4696314,94
709	7,68103617899998	-75,7534641160000	2407721,74	4696347,36
710	7,68160704899997	-75,7530291960000	2407784,58	4696395,76
711	7,68274831500002	-75,7531742570000	2407910,94	4696380,56
712	7,68373858100000	-75,7533080060000	2408020,59	4696366,51
713	7,68374070200002	-75,7533082650000	2408020,83	4696366,48
714	7,68374564099997	-75,7533091100000	2408021,37	4696366,39
715	7,68382089699997	-75,7533178540000	2408029,70	4696365,48
716	7,68383995599998	-75,7534191740000	2408031,88	4696354,31
717	7,68386002500000	-75,7535281380000	2408034,18	4696342,30
718	7,68439428800002	-75,7544288960000	2408093,93	4696243,27
719	7,68528945300000	-75,7549120360000	2408193,30	4696190,59
720	7,68579045299998	-75,7549436190000	2408248,75	4696187,46
721	7,68630470300001	-75,7549764420000	2408305,66	4696184,20
722	7,68676483600001	-75,7548052700000	2408356,45	4696203,42
723	7,68726291700000	-75,7546203360000	2408411,42	4696224,18
724	7,68780988700001	-75,7553937350000	2408472,48	4696139,22
725	7,68785757600000	-75,7554612100000	2408477,80	4696131,81
726	7,68857195300001	-75,7561829640000	2408557,35	4696052,66
727	7,68838801099997	-75,7572009750000	2408537,72	4695940,18
728	7,68847338500001	-75,7578260720000	2408547,61	4695871,26
729	7,68852361799997	-75,7581960790000	2408553,43	4695830,46
730	7,68852392800000	-75,7581961380000	2408553,47	4695830,45
731	7,68852396900001	-75,7581964440000	2408553,47	4695830,42
732	7,68957952199997	-75,7583952480000	2408670,39	4695809,23
733	7,69032515599997	-75,7583476260000	2408752,84	4695815,02
734	7,69030559800001	-75,7583347580000	2408750,67	4695816,42
735	7,69017305500000	-75,7582474030000	2408735,94	4695825,97
736	7,69035792099998	-75,7579818750000	2408756,21	4695855,41
737	7,69067281999997	-75,7575301070000	2408790,72	4695905,49
738	7,69067218700001	-75,7562486280000	2408789,74	4696046,91
739	7,69071090800002	-75,7555924700000	2408793,56	4696119,35
740	7,69074361899998	-75,7550280250000	2408796,78	4696181,67
741	7,69124323300002	-75,7543867000000	2408851,59	4696252,80
742	7,69138639499999	-75,7536012730000	2408866,87	4696339,58
743	7,69130083200002	-75,7532606370000	2408857,17	4696377,12

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
744	7,69117203000001	-75,7527465990000	2408842,55	4696433,75
745	7,69117167399997	-75,7525118800000	2408842,35	4696459,66
746	7,69117165799997	-75,7521745820000	2408842,10	4696496,88
747	7,69125887899997	-75,7521362440000	2408851,73	4696501,17
748	7,69181448099999	-75,7518922350000	2408913,02	4696528,50
749	7,69181449600001	-75,7518920190000	2408913,02	4696528,52
750	7,69181481700002	-75,7518918780000	2408913,06	4696528,54
751	7,69184805999998	-75,7514239350000	2408916,40	4696580,20
752	7,69188616999997	-75,7508924730000	2408920,24	4696638,88
753	7,69178198700001	-75,7507649850000	2408908,62	4696652,88
754	7,69124429099997	-75,7501066650000	2408848,67	4696725,15
755	7,69060057700000	-75,7496793700000	2408777,15	4696771,85
756	7,69043679800001	-75,7493495270000	2408758,80	4696808,13
757	7,69017274499998	-75,7488169980000	2408729,21	4696866,71
758	7,69081441499997	-75,7484663130000	2408799,95	4696905,87
759	7,69081409299997	-75,7484661360000	2408799,92	4696905,89
760	7,69081432600001	-75,7484660080000	2408799,94	4696905,90
761	7,69063503000001	-75,7483668880000	2408780,04	4696916,72
762	7,69003015700002	-75,7480389300000	2408712,89	4696952,48
763	7,68938663199998	-75,7477491980000	2408641,49	4696984,00
764	7,68931635799998	-75,7476702060000	2408633,66	4696992,66
765	7,68912708699997	-75,7474572690000	2408612,57	4697016,03
766	7,68909805800001	-75,7474247370000	2408609,33	4697019,60
767	7,68909780100000	-75,7474244450000	2408609,31	4697019,63
768	7,68907305300001	-75,7473960370000	2408606,55	4697022,75
769	7,68907295700001	-75,7473961610000	2408606,54	4697022,74
770	7,68907265700000	-75,7473958190000	2408606,50	4697022,77
771	7,68899901600002	-75,7474918650000	2408598,42	4697012,12
772	7,68828705499998	-75,7470186580000	2408519,33	4697063,84
773	7,68760311500000	-75,7462537830000	2408443,12	4697147,76
774	7,68714514800001	-75,7458187410000	2408392,15	4697195,45
775	7,68684036100001	-75,7455288370000	2408358,22	4697227,23
776	7,68652204599999	-75,7453167340000	2408322,86	4697250,41
777	7,68589561200002	-75,7448988240000	2408253,26	4697296,09
778	7,68533135500001	-75,7438609160000	2408190,10	4697410,23
779	7,68522634300001	-75,7435547200000	2408178,27	4697443,95
780	7,68491503000001	-75,7434232650000	2408143,74	4697458,24
781	7,68438147000001	-75,7434998970000	2408084,76	4697449,40

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
782	7,68384904099997	-75,7435759660000	2408025,92	4697440,63
783	7,68326204900001	-75,7437230920000	2407961,08	4697423,97
784	7,68323965600001	-75,7437286870000	2407958,61	4697423,34
785	7,68270745400002	-75,7438046590000	2407899,79	4697414,58
786	7,68235389600000	-75,7438556480000	2407860,71	4697408,70
787	7,68217462899997	-75,7438814500000	2407840,89	4697405,73
788	7,68164107100000	-75,7439575160000	2407781,92	4697396,95
789	7,68110880500001	-75,7439573700000	2407723,04	4697396,59
790	7,68081425100001	-75,7438311320000	2407690,36	4697410,32
791	7,68057543300000	-75,7437285550000	2407663,87	4697421,47
792	7,68035642100000	-75,7436153810000	2407639,56	4697433,80
793	7,68030945700002	-75,7435910680000	2407634,35	4697436,45
794	7,68029748599997	-75,7435853700000	2407633,02	4697437,07
795	7,68011875299998	-75,7434997030000	2407613,19	4697446,40
796	7,67966123999997	-75,7431944050000	2407562,36	4697479,77
797	7,67920485500002	-75,7428891110000	2407511,65	4697513,14
798	7,67879075700000	-75,7425430330000	2407465,59	4697551,04
799	7,67874853699999	-75,7425076670000	2407460,90	4697554,91
800	7,67836858300001	-75,7421264630000	2407418,60	4697596,71
801	7,67824095999998	-75,7419356720000	2407404,34	4697617,68
802	7,67806284000000	-75,7416689020000	2407384,45	4697647,00
803	7,67768271900001	-75,7412183750000	2407342,08	4697696,45
804	7,67768269999999	-75,7412183530000	2407342,08	4697696,45
805	7,67758784599999	-75,7410284600000	2407331,45	4697717,34
806	7,67745402000002	-75,7407601370000	2407316,45	4697746,86
807	7,67740685500001	-75,7406996140000	2407311,19	4697753,50
808	7,67744682400001	-75,7406200300000	2407315,56	4697762,32
809	7,67760626699998	-75,7403029600000	2407332,97	4697797,42
810	7,67760731200002	-75,7397692350000	2407332,71	4697856,33
811	7,67760721000001	-75,7391584920000	2407332,27	4697923,73
812	7,67730295000001	-75,7387009360000	2407298,29	4697974,01
813	7,67730257400001	-75,7384386480000	2407298,06	4698002,96
814	7,67730247499997	-75,7381670240000	2407297,86	4698032,93
815	7,67745477199997	-75,7376404260000	2407314,34	4698091,16
816	7,67785023900001	-75,7372431500000	2407357,81	4698135,28
817	7,67791081600001	-75,7371824060000	2407364,47	4698142,03
818	7,67844369099998	-75,7372586410000	2407423,47	4698133,99
819	7,67905319200002	-75,7374116320000	2407491,01	4698117,54

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
820	7,67926480800002	-75,7374722930000	2407514,46	4698110,99
821	7,67958553300002	-75,7375646970000	2407550,01	4698101,02
822	7,67978101000000	-75,7375640820000	2407571,63	4698101,23
823	7,67991689899997	-75,7375639120000	2407586,66	4698101,34
824	7,67994749299998	-75,7375640310000	2407590,05	4698101,35
825	7,67997604700002	-75,7375643740000	2407593,21	4698101,33
826	7,67998598999997	-75,7375643430000	2407594,31	4698101,34
827	7,68003570799999	-75,7375641870000	2407599,81	4698101,40
828	7,68014504400002	-75,7375638420000	2407611,90	4698101,51
829	7,68019483000000	-75,7375638590000	2407617,41	4698101,54
830	7,68080408600002	-75,7374875130000	2407684,76	4698110,40
831	7,68088481100000	-75,7372723800000	2407693,54	4698134,20
832	7,68099031600002	-75,7369921180000	2407705,01	4698165,21
833	7,68103244399998	-75,7368778090000	2407709,59	4698177,85
834	7,68103237200000	-75,7368774830000	2407709,58	4698177,89
835	7,68103240300001	-75,7368774000000	2407709,59	4698177,90
836	7,68072813999998	-75,7355041570000	2407674,96	4698329,23
837	7,68049973900002	-75,7346725600000	2407649,10	4698420,85
838	7,68034456499998	-75,7343619150000	2407631,72	4698455,02
839	7,68027108600000	-75,7342143030000	2407623,49	4698471,26
840	7,68011844900002	-75,7336810620000	2407606,22	4698530,00
841	7,68005899899998	-75,7334712330000	2407599,50	4698553,12
842	7,68001798600000	-75,7333263790000	2407594,86	4698569,07
843	7,68001352800001	-75,7333105060000	2407594,36	4698570,82
844	7,67993216000002	-75,7333164200000	2407585,36	4698570,11
845	7,67987228099997	-75,7333161880000	2407578,73	4698570,10
846	7,67981632800001	-75,7333159720000	2407572,54	4698570,08
847	7,67981356899997	-75,7333159380000	2407572,24	4698570,08
848	7,67981027299998	-75,7333159480000	2407571,87	4698570,08
849	7,67975365299997	-75,7333157290000	2407565,61	4698570,06
850	7,67970387299999	-75,7333155360000	2407560,10	4698570,05
851	7,67969333999997	-75,7333154120000	2407558,94	4698570,05
852	7,67968147400001	-75,7333154500000	2407557,63	4698570,04
853	7,67963389699997	-75,7333152650000	2407552,36	4698570,03
854	7,67957424999997	-75,7332550100000	2407545,72	4698576,64
855	7,67956544399999	-75,7332549760000	2407544,75	4698576,63
856	7,67951416300002	-75,7332543580000	2407539,07	4698576,67
857	7,67945450100001	-75,7332545480000	2407532,47	4698576,60

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
858	7,67939484499999	-75,7331942220000	2407525,83	4698583,22
859	7,67939493900001	-75,7331698160000	2407525,82	4698585,91
860	7,67939536500000	-75,7331342160000	2407525,85	4698589,84
861	7,67939523600000	-75,7330929140000	2407525,80	4698594,40
862	7,67939530699999	-75,7330742450000	2407525,80	4698596,46
863	7,67937486300002	-75,7330741660000	2407523,54	4698596,45
864	7,67933551300001	-75,7330736930000	2407519,18	4698596,48
865	7,67928985999998	-75,7330738360000	2407514,13	4698596,43
866	7,67927585100000	-75,7330737820000	2407512,58	4698596,43
867	7,67927571600001	-75,7330306430000	2407512,54	4698601,19
868	7,67927578100000	-75,7330137580000	2407512,53	4698603,05
869	7,67923669200001	-75,7330136070000	2407508,21	4698603,04
870	7,67921600000000	-75,7330133580000	2407505,92	4698603,05
871	7,67921595600001	-75,7329994990000	2407505,90	4698604,58
872	7,67921613200002	-75,7329540690000	2407505,89	4698609,60
873	7,67921628400001	-75,7329145190000	2407505,88	4698613,96
874	7,67921652799998	-75,7328937450000	2407505,89	4698616,25
875	7,67918316900000	-75,7328605140000	2407502,18	4698619,90
876	7,67915671499997	-75,7328337910000	2407499,23	4698622,83
877	7,67915694700002	-75,7327737690000	2407499,22	4698629,45
878	7,67915648899997	-75,7327737670000	2407499,17	4698629,45
879	7,67915648799999	-75,7327734170000	2407499,17	4698629,49
880	7,67910670999998	-75,7327735730000	2407493,66	4698629,44
881	7,67909863500000	-75,7327735420000	2407492,77	4698629,44
882	7,67909844700000	-75,7327137930000	2407492,70	4698636,03
883	7,67909843799998	-75,7327111490000	2407492,70	4698636,32
884	7,67909866100001	-75,7326534950000	2407492,68	4698642,69
885	7,67906397000001	-75,7326187820000	2407488,82	4698646,49
886	7,67903931100000	-75,7325934620000	2407486,08	4698649,27
887	7,67903917699999	-75,7325507200000	2407486,03	4698653,99
888	7,67903924199998	-75,7325337830000	2407486,03	4698655,85
889	7,67903912399998	-75,7325336570000	2407486,01	4698655,87
890	7,67897927100000	-75,7324731340000	2407479,35	4698662,51
891	7,67892340100002	-75,7324733100000	2407473,17	4698662,45
892	7,67891971600000	-75,7324732960000	2407472,76	4698662,45
893	7,67891976599997	-75,7324602210000	2407472,76	4698663,89
894	7,67892032600002	-75,7324135140000	2407472,79	4698669,04
895	7,67886047399997	-75,7323529920000	2407466,12	4698675,68

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
896	7,67885667299998	-75,7323530040000	2407465,70	4698675,68
897	7,67880081200002	-75,7323527880000	2407459,52	4698675,66
898	7,67880063600001	-75,7322969470000	2407459,46	4698681,82
899	7,67880065200001	-75,7322927630000	2407459,46	4698682,29
900	7,67880062299997	-75,7322927630000	2407459,46	4698682,29
901	7,67880062199998	-75,7322924690000	2407459,46	4698682,32
902	7,67875864400002	-75,7322926010000	2407454,81	4698682,27
903	7,67874096000002	-75,7322925330000	2407452,86	4698682,27
904	7,67874087600001	-75,7322659840000	2407452,83	4698685,20
905	7,67874100300002	-75,7322330750000	2407452,82	4698688,83
906	7,67874077200002	-75,7322328510000	2407452,80	4698688,86
907	7,67868135600002	-75,7321728200000	2407446,18	4698695,44
908	7,67862992500000	-75,7321726220000	2407440,49	4698695,42
909	7,67862140699998	-75,7321725190000	2407439,55	4698695,43
910	7,67856182899998	-75,7321123330000	2407432,91	4698702,03
911	7,67856203200000	-75,7320597510000	2407432,90	4698707,83
912	7,67856212300001	-75,7320521860000	2407432,90	4698708,67
913	7,67856209500001	-75,7320434060000	2407432,90	4698709,64
914	7,67856229199998	-75,7319922880000	2407432,88	4698715,28
915	7,67853463599999	-75,7319643510000	2407429,80	4698718,34
916	7,67850298700000	-75,7319318550000	2407426,28	4698721,91
917	7,67844313699998	-75,7318722390000	2407419,62	4698728,44
918	7,67844307299998	-75,7318518610000	2407419,59	4698730,69
919	7,67844322500002	-75,7318123210000	2407419,58	4698735,06
920	7,67841294200002	-75,7317811410000	2407416,21	4698738,48
921	7,67838490499997	-75,7317519050000	2407413,09	4698741,68
922	7,67835884099997	-75,7317259420000	2407410,19	4698744,53
923	7,67832506000002	-75,7316918170000	2407406,43	4698748,27
924	7,67826541199997	-75,7316315610000	2407399,78	4698754,88
925	7,67826551000001	-75,7316062150000	2407399,78	4698757,68
926	7,67826592000000	-75,7315719570000	2407399,80	4698761,46
927	7,67826564299997	-75,7315716770000	2407399,77	4698761,49
928	7,67826564400002	-75,7315715390000	2407399,77	4698761,50
929	7,67825252199998	-75,7315584080000	2407398,31	4698762,94
930	7,67820606800001	-75,7315114350000	2407393,13	4698768,09
931	7,67820603500001	-75,7315011630000	2407393,12	4698769,23
932	7,67820622500000	-75,7314518270000	2407393,11	4698774,67
933	7,67820639000001	-75,7314090510000	2407393,10	4698779,39

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
934	7,67820659600000	-75,7313918210000	2407393,11	4698781,30
935	7,67820645600000	-75,7313918120000	2407393,09	4698781,30
936	7,67814693200000	-75,7313915740000	2407386,51	4698781,28
937	7,67814677299998	-75,7313405880000	2407386,46	4698786,91
938	7,67814680800001	-75,7313315500000	2407386,45	4698787,91
939	7,67814703900001	-75,7312715260000	2407386,44	4698794,53
940	7,67814655600000	-75,7312715250000	2407386,38	4698794,53
941	7,67814655600000	-75,7312714930000	2407386,38	4698794,53
942	7,67814209300001	-75,7312715070000	2407385,89	4698794,53
943	7,67808716000001	-75,7312712950000	2407379,81	4698794,51
944	7,67808728900001	-75,7312381640000	2407379,80	4698798,17
945	7,67808760700001	-75,7312109680000	2407379,82	4698801,17
946	7,67804408699998	-75,7312111050000	2407375,00	4698801,13
947	7,67802751300001	-75,7312110410000	2407373,17	4698801,12
948	7,67802773599999	-75,7311532070000	2407373,15	4698807,50
949	7,67802775799998	-75,7311513520000	2407373,16	4698807,71
950	7,67802775100000	-75,7311491980000	2407373,15	4698807,95
951	7,67802797299998	-75,7310915600000	2407373,14	4698814,31
952	7,67802756999998	-75,7310915460000	2407373,09	4698814,31
953	7,67802575200000	-75,7310915520000	2407372,89	4698814,31
954	7,67796809399999	-75,7310913290000	2407366,51	4698814,29
955	7,67796818099998	-75,7310685640000	2407366,51	4698816,80
956	7,67796862199998	-75,7310310210000	2407366,53	4698820,95
957	7,67796849000001	-75,7309887280000	2407366,48	4698825,61
958	7,67796855699998	-75,7309712830000	2407366,48	4698827,54
959	7,67796861500000	-75,7309561220000	2407366,48	4698829,21
960	7,67796915000002	-75,7309114080000	2407366,50	4698834,15
961	7,67796898699998	-75,7308595310000	2407366,45	4698839,87
962	7,67796901800000	-75,7308512370000	2407366,45	4698840,79
963	7,67796904300001	-75,7308447670000	2407366,44	4698841,50
964	7,67796967700002	-75,7307917950000	2407366,48	4698847,35
965	7,67796924599997	-75,7307917890000	2407366,43	4698847,35
966	7,67790936699998	-75,7307915490000	2407359,81	4698847,33
967	7,67790948999999	-75,7307598700000	2407359,80	4698850,83
968	7,67790982600001	-75,7307312720000	2407359,81	4698853,99
969	7,67790972400001	-75,7306989670000	2407359,78	4698857,55
970	7,67790982899998	-75,7306715030000	2407359,77	4698860,58
971	7,67790991999999	-75,7306477730000	2407359,77	4698863,20

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
972	7,67791035300001	-75,7306116600000	2407359,79	4698867,19
973	7,67791022099999	-75,7305697460000	2407359,74	4698871,81
974	7,67791029099998	-75,7305514570000	2407359,74	4698873,83
975	7,67787771100001	-75,7304858170000	2407356,09	4698881,05
976	7,67785102800002	-75,7304315240000	2407353,10	4698887,03
977	7,67785095900001	-75,7304093250000	2407353,07	4698889,48
978	7,67785110300002	-75,7303717230000	2407353,06	4698893,62
979	7,67785122800001	-75,7303393160000	2407353,06	4698897,20
980	7,67785155600001	-75,7303119100000	2407353,07	4698900,23
981	7,67785145500000	-75,7302801020000	2407353,04	4698903,74
982	7,67785156399998	-75,7302516760000	2407353,03	4698906,87
983	7,67785165800001	-75,7302273210000	2407353,02	4698909,56
984	7,67785207999998	-75,7301913920000	2407353,05	4698913,53
985	7,67785195300001	-75,7301508040000	2407353,00	4698918,01
986	7,67785202599998	-75,7301316310000	2407353,00	4698920,12
987	7,67785248500001	-75,7300121510000	2407352,96	4698933,31
988	7,67785251800001	-75,7300037140000	2407352,96	4698934,24
989	7,67785313500002	-75,7299521660000	2407352,99	4698939,93
990	7,67779328300002	-75,7298916430000	2407346,33	4698946,57
991	7,67779318700002	-75,7298611610000	2407346,30	4698949,93
992	7,67779329899997	-75,7298318500000	2407346,29	4698953,17
993	7,67779339600002	-75,7298065750000	2407346,28	4698955,95
994	7,67779381000002	-75,7297720310000	2407346,30	4698959,77
995	7,67775971800000	-75,7297037070000	2407342,49	4698967,28
996	7,67773411100001	-75,7296521160000	2407339,62	4698972,96
997	7,67767582400000	-75,7295318430000	2407333,08	4698986,19
998	7,67767595999998	-75,7294964920000	2407333,07	4698990,09
999	7,67767625200002	-75,7294715620000	2407333,09	4698992,84
1000	7,67767616399999	-75,7294433990000	2407333,06	4698995,95
1001	7,67767628500001	-75,7294117980000	2407333,05	4698999,44
1002	7,67767638700002	-75,7293852860000	2407333,04	4699002,37
1003	7,67767678299998	-75,7293528550000	2407333,06	4699005,95
1004	7,67767652600002	-75,7293523350000	2407333,03	4699006,00
1005	7,67761709600001	-75,7292320630000	2407326,38	4699019,23
1006	7,67761726900000	-75,7291873720000	2407326,36	4699024,17
1007	7,67761745500001	-75,7291718140000	2407326,37	4699025,88
1008	7,67759225499997	-75,7291467120000	2407323,57	4699028,64
1009	7,67755767900001	-75,7291117860000	2407319,72	4699032,47

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
1010	7,67755287400001	-75,7290842850000	2407319,17	4699035,50
1011	7,67754471000001	-75,7290361230000	2407318,23	4699040,81
1012	7,67754449099999	-75,7290363040000	2407318,21	4699040,79
1013	7,67754441300002	-75,7290358560000	2407318,20	4699040,84
1014	7,67749280499998	-75,7290790630000	2407312,52	4699036,03
1015	7,67745454800001	-75,7291107120000	2407308,31	4699032,51
1016	7,67726359699997	-75,7292706140000	2407287,30	4699014,73
1017	7,67699809300001	-75,7294924190000	2407258,08	4698990,07
1018	7,67646453399999	-75,7295685020000	2407199,11	4698981,29
1019	7,67646448599998	-75,7295687090000	2407199,10	4698981,27
1020	7,67646434000000	-75,7295687290000	2407199,09	4698981,27
1021	7,67623690200002	-75,7305453640000	2407174,61	4698873,32
1022	7,67587380499998	-75,7315024920000	2407135,12	4698767,44
1023	7,67497916700000	-75,7310196270000	2407035,80	4698820,10
1024	7,67396309600002	-75,7310155870000	2406923,40	4698819,83
1025	7,67350139700000	-75,7309321970000	2406872,26	4698828,70
1026	7,67294712000000	-75,7308318300000	2406810,87	4698839,39
1027	7,67199134300000	-75,7305285890000	2406704,92	4698872,18
1028	7,67115760299998	-75,7299262720000	2406612,27	4698938,07
1029	7,67062214800001	-75,7290249940000	2406552,40	4699037,16
1030	7,67002771000000	-75,7281840790000	2406486,05	4699129,55
1031	7,66948061699997	-75,7277104570000	2406425,19	4699181,43
1032	7,66919343100000	-75,7274614140000	2406393,24	4699208,72
1033	7,66875802800001	-75,7277707070000	2406345,29	4699174,28
1034	7,66857644300001	-75,7276088310000	2406325,09	4699192,01
1035	7,66847586400001	-75,7275189590000	2406313,90	4699201,86
1036	7,66847571500000	-75,7275190370000	2406313,89	4699201,85
1037	7,66847564900001	-75,7275189790000	2406313,88	4699201,86
1038	7,66757789100001	-75,7279945690000	2406214,90	4699148,74
1039	7,66757241099998	-75,7280090290000	2406214,30	4699147,14
1040	7,66754563500001	-75,7280782630000	2406211,39	4699139,48
1041	7,66723959600000	-75,7288873240000	2406178,10	4699049,97
1042	7,66721493799997	-75,7289523960000	2406175,42	4699042,78
1043	7,66721493799997	-75,7289525120000	2406175,42	4699042,76
1044	7,66721482499997	-75,7289528120000	2406175,40	4699042,73
1045	7,66721338000002	-75,7293582090000	2406175,53	4698997,99
1046	7,66721079700000	-75,7300310860000	2406175,71	4698923,72
1047	7,66750650900002	-75,7309908870000	2406209,10	4698818,00

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
1048	7,66752442400002	-75,7310394090000	2406211,12	4698812,66
1049	7,66753424299997	-75,7310666960000	2406212,22	4698809,66
1050	7,66786064000001	-75,7319509490000	2406248,95	4698712,30
1051	7,66762643999999	-75,7323881210000	2406223,35	4698663,88
1052	7,66752887799998	-75,7325699950000	2406212,69	4698643,74
1053	7,66737960900002	-75,7328482610000	2406196,37	4698612,93
1054	7,66706945499998	-75,7332129170000	2406162,31	4698572,46
1055	7,66671875399998	-75,7336245370000	2406123,81	4698526,79
1056	7,66617072000002	-75,7336530190000	2406063,20	4698523,26
1057	7,66564216299997	-75,7336801570000	2406004,74	4698519,89
1058	7,66520757400002	-75,7333087590000	2405956,41	4698560,57
1059	7,66486733400001	-75,7330178310000	2405918,56	4698592,44
1060	7,66463732099998	-75,7328214240000	2405892,98	4698613,96
1061	7,66409264900000	-75,7323559510000	2405832,39	4698664,95
1062	7,66307719700001	-75,7323520380000	2405720,05	4698664,66
1063	7,66307697100001	-75,7323520280000	2405720,03	4698664,66
1064	7,66286231499998	-75,7326509810000	2405696,49	4698631,52
1065	7,66247596800002	-75,7331884640000	2405654,13	4698571,93
1066	7,66189202999999	-75,7338755650000	2405590,01	4698495,68
1067	7,66181569600001	-75,7339653130000	2405581,63	4698485,72
1068	7,66085708000002	-75,7343805680000	2405475,87	4698439,22
1069	7,66047839100002	-75,7344016690000	2405433,99	4698436,62
1070	7,65983998100000	-75,7344368790000	2405363,39	4698432,29
1071	7,65900651099997	-75,7337745860000	2405270,72	4698504,80
1072	7,65871067199998	-75,7328143180000	2405237,32	4698610,57
1073	7,65816128400001	-75,7323452010000	2405176,21	4698661,96
1074	7,65793600500001	-75,7321526850000	2405151,16	4698683,05
1075	7,65793570500000	-75,7321525830000	2405151,12	4698683,06
1076	7,65692050100000	-75,7318486120000	2405038,60	4698715,89
1077	7,65692045200001	-75,7318486930000	2405038,59	4698715,88
1078	7,65692035000001	-75,7318486620000	2405038,58	4698715,89
1079	7,65674817700000	-75,7321339260000	2405019,74	4698684,28
1080	7,65640070299997	-75,7327092330000	2404981,70	4698620,54
1081	7,65640085000001	-75,7327093920000	2404981,72	4698620,52
1082	7,65640072500002	-75,7327095990000	2404981,70	4698620,50
1083	7,65663812899998	-75,7329658870000	2405008,15	4698592,38
1084	7,65669145400000	-75,7330241990000	2405014,09	4698585,98
1085	7,65676074599997	-75,7331003770000	2405021,81	4698577,63

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
1086	7,65674318499998	-75,7335086800000	2405020,15	4698532,55
1087	7,65673467699997	-75,7337058010000	2405019,35	4698510,79
1088	7,65679955399997	-75,7339877340000	2405026,72	4698479,72
1089	7,65696917700001	-75,7347253240000	2405046,00	4698398,43
1090	7,65744569499997	-75,7353265530000	2405099,14	4698332,41
1091	7,65732483500000	-75,7356855940000	2405086,03	4698292,70
1092	7,65679451300002	-75,7357151420000	2405027,38	4698289,06
1093	7,65630772100001	-75,7357419880000	2404973,54	4698285,76
1094	7,65591357699997	-75,7356938600000	2404929,91	4698290,79
1095	7,65529250100001	-75,7356176760000	2404861,14	4698298,76
1096	7,65457791599999	-75,7348959480000	2404781,58	4698377,92
1097	7,65392374300001	-75,7348163610000	2404709,16	4698386,24
1098	7,65356151600002	-75,7347721800000	2404669,06	4698390,86
1099	7,65335497299997	-75,7347368910000	2404646,18	4698394,61
1100	7,65248697599997	-75,7345881020000	2404550,05	4698410,42
1101	7,65146946800001	-75,7347036540000	2404437,57	4698396,95
1102	7,65139808700001	-75,7349433850000	2404429,84	4698370,44
1103	7,65116607400000	-75,7357221170000	2404404,72	4698284,33
1104	7,65128576000001	-75,7358337010000	2404418,04	4698272,10
1105	7,65194045200001	-75,7364445920000	2404490,90	4698205,14
1106	7,65250837600001	-75,7367502330000	2404553,94	4698171,81
1107	7,65283580400001	-75,7369267070000	2404590,28	4698152,56
1108	7,65348722499999	-75,7374833980000	2404662,74	4698091,58
1109	7,65361094600001	-75,7375891870000	2404676,50	4698079,99
1110	7,65462614900002	-75,7378931730000	2404789,03	4698047,15
1111	7,65564101100000	-75,7381364130000	2404901,47	4698021,02
1112	7,65574081099998	-75,7384096810000	2404912,70	4697990,93
1113	7,65599401700001	-75,7391039680000	2404941,20	4697914,48
1114	7,65611197499998	-75,7401157150000	2404954,96	4697802,90
1115	7,65694569200002	-75,7407781860000	2405047,66	4697730,38
1116	7,65710434400000	-75,7412927070000	2405065,58	4697673,70
1117	7,65724154499997	-75,7417380500000	2405081,07	4697624,65
1118	7,65825538500001	-75,7416315680000	2405193,15	4697637,11
1119	7,65831501399998	-75,7422812700000	2405200,21	4697565,45
1120	7,65795548400001	-75,7426394330000	2405160,69	4697525,67
1121	7,65750306799998	-75,7429856550000	2405110,88	4697487,14
1122	7,65717571499999	-75,7432357340000	2405074,84	4697459,30
1123	7,65717596200000	-75,7432359820000	2405074,87	4697459,28

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
1124	7,65717587699998	-75,7432360460000	2405074,86	4697459,27
1125	7,65747411100000	-75,7435367420000	2405108,06	4697426,29
1126	7,65849048000001	-75,7433606280000	2405220,38	4697446,45
1127	7,65896949699998	-75,7433030650000	2405273,33	4697453,14
1128	7,65914467200002	-75,7441420360000	2405293,30	4697360,67
1129	7,65924007000001	-75,7449788970000	2405304,45	4697268,37
1130	7,65926081200001	-75,7451614170000	2405306,87	4697248,24
1131	7,65927357300001	-75,7452737680000	2405308,36	4697235,85
1132	7,65937609299999	-75,7461809730000	2405320,34	4697135,80
1133	7,65935004800002	-75,7465121030000	2405317,70	4697099,23
1134	7,65934484000001	-75,7465105140000	2405317,12	4697099,41
1135	7,65932669400001	-75,7465285640000	2405315,12	4697097,40
1136	7,65932692400002	-75,7465286980000	2405315,15	4697097,39
1137	7,65932655000000	-75,7465290740000	2405315,11	4697097,35
1138	7,65940081000002	-75,7465723370000	2405323,35	4697092,62
1139	7,65940025399999	-75,7465732160000	2405323,29	4697092,53
1140	7,65919391000000	-75,7468991820000	2405300,70	4697056,40
1141	7,65868893999999	-75,7474435700000	2405245,22	4696995,96
1142	7,65847377400001	-75,7476752630000	2405221,58	4696970,24
1143	7,65757463900001	-75,7482113790000	2405122,48	4696910,43
1144	7,65677012399999	-75,7485104520000	2405033,69	4696876,86
1145	7,65661732900002	-75,7485671970000	2405016,83	4696870,48
1146	7,65631670800002	-75,7487164720000	2404983,68	4696853,80
1147	7,65565867300000	-75,7490430660000	2404911,11	4696817,29
1148	7,65531629399998	-75,7491160770000	2404873,28	4696808,98
1149	7,65473031499999	-75,7492408220000	2404808,54	4696794,80
1150	7,65472924500000	-75,7492336610000	2404808,42	4696795,59
1151	7,65472929100002	-75,7492216070000	2404808,42	4696796,92
1152	7,65472985600001	-75,7491593170000	2404808,44	4696803,80
1153	7,65472971200001	-75,7491128030000	2404808,39	4696808,93
1154	7,65472999700000	-75,7490394480000	2404808,37	4696817,03
1155	7,65473035500002	-75,7489471550000	2404808,34	4696827,21
1156	7,65472945099998	-75,7483061810000	2404807,79	4696897,96
1157	7,65494436600000	-75,7476575550000	2404831,11	4696969,70
1158	7,65497637499999	-75,7476462980000	2404834,64	4696970,96
1159	7,65498731299999	-75,7476426050000	2404835,85	4696971,38
1160	7,65498727800002	-75,7476424630000	2404835,84	4696971,39
1161	7,65498735699998	-75,7476424350000	2404835,85	4696971,40

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
1162	7,65495999199998	-75,7475331040000	2404832,75	4696983,44
1163	7,65484635100000	-75,7470776350000	2404819,86	4697033,63
1164	7,65488699100001	-75,7469142340000	2404824,24	4697051,70
1165	7,65499868600000	-75,7464675540000	2404836,28	4697101,07
1166	7,65499876600001	-75,7459986960000	2404835,96	4697152,82
1167	7,65499895599998	-75,7458575450000	2404835,88	4697168,40
1168	7,65499873300001	-75,7456994730000	2404835,74	4697185,85
1169	7,65499859699997	-75,7453232060000	2404835,46	4697227,37
1170	7,65476874600000	-75,7450519520000	2404809,84	4697257,15
1171	7,65461713500002	-75,7448728950000	2404792,94	4697276,81
1172	7,65408490900001	-75,7449416070000	2404734,11	4697268,85
1173	7,65400792000002	-75,7454755400000	2404725,97	4697209,86
1174	7,65362853200002	-75,7458572840000	2404684,27	4697167,46
1175	7,65317110900002	-75,7454756550000	2404633,40	4697209,26
1176	7,65309523799999	-75,7449415310000	2404624,63	4697268,15
1177	7,65313441199998	-75,7446723900000	2404628,77	4697297,89
1178	7,65317206999998	-75,7444152910000	2404632,75	4697326,29
1179	7,65339935600002	-75,7439579080000	2404657,58	4697376,93
1180	7,65339956899998	-75,7439574790000	2404657,60	4697376,98
1181	7,65355219100001	-75,7433471110000	2404674,05	4697444,45
1182	7,65360386999998	-75,7431659700000	2404679,64	4697464,48
1183	7,65370495799999	-75,7428134570000	2404690,58	4697503,46
1184	7,65384480400001	-75,7425325840000	2404705,85	4697534,56
1185	7,65393337500001	-75,7423554270000	2404715,53	4697554,17
1186	7,65416139600001	-75,7418212260000	2404740,38	4697613,29
1187	7,65421387100002	-75,7417175550000	2404746,11	4697624,77
1188	7,65438929999999	-75,7413715250000	2404765,27	4697663,09
1189	7,65453633099997	-75,7409288720000	2404781,23	4697712,04
1190	7,65461770399997	-75,7406843090000	2404790,06	4697739,09
1191	7,65463108300002	-75,7405911330000	2404791,47	4697749,39
1192	7,65469465799998	-75,7401509580000	2404798,19	4697798,01
1193	7,65446609499997	-75,7396161690000	2404772,53	4697856,88
1194	7,65423706000001	-75,7389300630000	2404746,71	4697932,44
1195	7,65423703300001	-75,7389300360000	2404746,71	4697932,44
1196	7,65423694999998	-75,7389297860000	2404746,70	4697932,47
1197	7,65396733799997	-75,7386597910000	2404716,68	4697962,08
1198	7,65378003100000	-75,7384721030000	2404695,83	4697982,66
1199	7,65368605100002	-75,7383608490000	2404685,35	4697994,87

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
1200	7,65339987800001	-75,7380217110000	2404653,46	4698032,10
1201	7,65279077700001	-75,7377929120000	2404585,91	4698056,93
1202	7,65279066699997	-75,7377928630000	2404585,90	4698056,93
1203	7,65218195199997	-75,7380220940000	2404518,72	4698031,20
1204	7,65180090199999	-75,7383954620000	2404476,83	4697989,73
1205	7,65142065499998	-75,7388532000000	2404435,08	4697938,94
1206	7,65131663300002	-75,7390969040000	2404423,75	4697911,97
1207	7,65119210300002	-75,7393872090000	2404410,17	4697879,84
1208	7,65055413400000	-75,7397432990000	2404339,85	4697840,09
1209	7,65050803200000	-75,7397689950000	2404334,77	4697837,22
1210	7,65027680200001	-75,7397359490000	2404309,16	4697840,70
1211	7,64997466800002	-75,7396924100000	2404275,71	4697845,30
1212	7,64951718999998	-75,7390825140000	2404224,67	4697912,29
1213	7,64913678699997	-75,7387011060000	2404182,32	4697954,11
1214	7,64879011500000	-75,7386510460000	2404143,93	4697959,40
1215	7,64860527299998	-75,7386242240000	2404123,46	4697962,23
1216	7,64807078899997	-75,7385479740000	2404064,28	4697970,26
1217	7,64801975799997	-75,7385187840000	2404058,61	4697973,45
1218	7,64753875399998	-75,7382430800000	2404005,21	4698003,54
1219	7,64715719100001	-75,7378690310000	2403962,73	4698044,56
1220	7,64647345700001	-75,7373352730000	2403886,72	4698102,99
1221	7,64620196300001	-75,7371542050000	2403856,56	4698122,78
1222	7,64638141400001	-75,7366801250000	2403876,08	4698175,23
1223	7,64640059700002	-75,7366295900000	2403878,16	4698180,82
1224	7,64656129500002	-75,7362049020000	2403895,64	4698227,81
1225	7,64754366500000	-75,7336095870000	2404002,50	4698514,94
1226	7,64784185600001	-75,7329744590000	2404035,04	4698585,25
1227	7,64796974199998	-75,7296478250000	2404046,86	4698952,50
1228	7,65962155099998	-75,7200806600000	2405329,17	4700016,57
1229	7,66838962100001	-75,7199621620000	2406299,07	4700035,79
1230	7,67354244600000	-75,7200363700000	2406869,16	4700031,22
1231	7,68032497299998	-75,7209209090000	2407620,11	4699938,36
1232	7,68140248600002	-75,7209174760000	2407739,31	4699939,50
1233	7,68140976400002	-75,7209319520000	2407740,12	4699937,91
1234	7,68141004000000	-75,7209321850000	2407740,15	4699937,88
1235	7,68180947600001	-75,7212677660000	2407784,58	4699901,13
1236	7,68180983899998	-75,7212678130000	2407784,62	4699901,12
1237	7,68234285000000	-75,7213361190000	2407843,63	4699893,96

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
1238	7,68259852099998	-75,7212409940000	2407871,85	4699904,64
1239	7,68287483799997	-75,7211384170000	2407902,34	4699916,15
1240	7,68290340099997	-75,7210091900000	2407905,41	4699930,43
1241	7,68292493400002	-75,7209126260000	2407907,73	4699941,11
1242	7,68467085700001	-75,7209070610000	2408100,87	4699942,95
1243	7,68467330800001	-75,7209263620000	2408101,15	4699940,82
1244	7,68467397600000	-75,7209324240000	2408101,23	4699940,15
1245	7,68490210200002	-75,7211631850000	2408126,63	4699914,84
1246	7,68514111899997	-75,7214052090000	2408153,24	4699888,30
1247	7,68560647200001	-75,7217331740000	2408204,95	4699852,44
1248	7,68560663400001	-75,7217331740000	2408204,97	4699852,44
1249	7,68560669200002	-75,7217332140000	2408204,98	4699852,43
1250	7,68614003099997	-75,7217333280000	2408263,98	4699852,79
1251	7,68643167699997	-75,7213858000000	2408296,00	4699891,35
1252	7,68647342499997	-75,7213361530000	2408300,58	4699896,86
1253	7,68614054900001	-75,7209322500000	2408263,47	4699941,20
1254	7,68607092100001	-75,7209025980000	2408255,75	4699944,42
1255	7,68954530200000	-75,7208915210000	2408640,10	4699948,09
1256	7,69056683600001	-75,7209571210000	2408753,16	4699941,57
1257	7,69053673799999	-75,7211988960000	2408750,00	4699914,87
1258	7,69033697399999	-75,7217332640000	2408728,27	4699855,75
1259	7,69017283199997	-75,7218712500000	2408710,21	4699840,41
1260	7,68993773800002	-75,7220682890000	2408684,34	4699818,50
1261	7,68955249400000	-75,7219694510000	2408641,65	4699829,14
1262	7,68940412500001	-75,7219312670000	2408625,21	4699833,25
1263	7,68887172299997	-75,7220000030000	2408566,36	4699825,29
1264	7,68882416399998	-75,7221102960000	2408561,18	4699813,08
1265	7,68867073700000	-75,7224656020000	2408544,46	4699773,76
1266	7,68853773900002	-75,7229997570000	2408530,12	4699714,72
1267	7,68849395400002	-75,7233534170000	2408525,52	4699675,66
1268	7,68847154000002	-75,7235336450000	2408523,17	4699655,76
1269	7,68850416200001	-75,7236206990000	2408526,84	4699646,17
1270	7,68867129300002	-75,7240677020000	2408545,64	4699596,96
1271	7,68920547900001	-75,7243351350000	2408604,93	4699567,82
1272	7,68952567999997	-75,7244129410000	2408640,40	4699559,46
1273	7,68952667100001	-75,7244370730000	2408640,53	4699556,80
1274	7,68953753000000	-75,7247146700000	2408641,93	4699526,17
1275	7,68949548400002	-75,7252054170000	2408637,62	4699471,98

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
1276	7,68947541199997	-75,7254368190000	2408635,56	4699446,43
1277	7,68947566800000	-75,7254366840000	2408635,59	4699446,45
1278	7,68947563500001	-75,7254370830000	2408635,59	4699446,40
1279	7,68995845400002	-75,7251836330000	2408688,82	4699474,71
1280	7,69095149899999	-75,7250536120000	2408798,59	4699489,76
1281	7,69194935000001	-75,7255850810000	2408909,35	4699431,81
1282	7,69291159800002	-75,7260070170000	2409016,10	4699385,93
1283	7,69365257300001	-75,7259460050000	2409098,03	4699393,18
1284	7,69390801999998	-75,7259250790000	2409126,27	4699395,67
1285	7,69444608900000	-75,7254598020000	2409185,47	4699447,40
1286	7,69468460000001	-75,7252537830000	2409211,71	4699470,30
1287	7,69505022900000	-75,7242467590000	2409251,45	4699581,69
1288	7,69566124500000	-75,7233712540000	2409318,43	4699678,74
1289	7,69652275099997	-75,7228103020000	2409413,34	4699741,25
1290	7,69706618800001	-75,7222893260000	2409473,09	4699799,13
1291	7,69706618800001	-75,7222892760000	2409473,09	4699799,13
1292	7,69706623000001	-75,7222892350000	2409473,10	4699799,14
1293	7,69706647300001	-75,7219313410000	2409472,87	4699838,63
1294	7,69666664900001	-75,7216036160000	2409428,41	4699874,52
1295	7,69633405399997	-75,7214585580000	2409391,52	4699890,29
1296	7,69633388900001	-75,7214067890000	2409391,46	4699896,01
1297	7,69633385399998	-75,7213284030000	2409391,40	4699904,66
1298	7,69759221300001	-75,7214095550000	2409530,67	4699896,59
1299	7,70455438200002	-75,7219310460000	2410301,24	4699843,94
1300	7,70454631199999	-75,7193937130000	2410298,56	4700123,94
1301	7,69306882600000	-75,7194304010000	2409028,87	4700111,81
1302	7,69306892700001	-75,7192111130000	2409028,73	4700136,01
1303	7,69306940199999	-75,7189336690000	2409028,59	4700166,63
1304	7,69353577099997	-75,7187347800000	2409080,04	4700188,91
1305	7,69400158500002	-75,7185366510000	2409131,43	4700211,10
1306	7,69400188300000	-75,7185365290000	2409131,46	4700211,11
1307	7,69426830100002	-75,7180024100000	2409160,56	4700270,25
1308	7,69426830100002	-75,7180021790000	2409160,56	4700270,27
1309	7,69426836000002	-75,7180020600000	2409160,57	4700270,28
1310	7,69426827900002	-75,7179473240000	2409160,52	4700276,32
1311	7,69426808399998	-75,7174683990000	2409160,16	4700329,18
1312	7,69426756500001	-75,7174683350000	2409160,11	4700329,18
1313	7,69415477100000	-75,7174554440000	2409147,62	4700330,53

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
1314	7,69373504800001	-75,7174074570000	2409101,15	4700335,53
1315	7,69373493900002	-75,7174075030000	2409101,14	4700335,52
1316	7,69326880800002	-75,7176055650000	2409049,71	4700313,34
1317	7,69299238600001	-75,7179354120000	2409019,37	4700276,74
1318	7,69293598000001	-75,7180026270000	2409013,17	4700269,28
1319	7,69291015499999	-75,7180249800000	2409010,33	4700266,80
1320	7,69246895499998	-75,7184065300000	2408961,79	4700224,38
1321	7,69229238999997	-75,7184819740000	2408942,31	4700215,93
1322	7,69200298800001	-75,7186052920000	2408910,38	4700202,12
1323	7,69149448600001	-75,7187940850000	2408854,26	4700180,93
1324	7,69147043400000	-75,7188029990000	2408851,61	4700179,93
1325	7,69120365700001	-75,7182003420000	2408821,67	4700246,25
1326	7,69120344400000	-75,7180570940000	2408821,55	4700262,06
1327	7,69120328399998	-75,7176667160000	2408821,26	4700305,14
1328	7,69100395800001	-75,7172010310000	2408798,88	4700356,39
1329	7,69066991900001	-75,7168044830000	2408761,65	4700399,92
1330	7,69061702599998	-75,7163258660000	2408755,46	4700452,70
1331	7,69060339200001	-75,7162014410000	2408753,86	4700466,42
1332	7,69061215500000	-75,7161664840000	2408754,81	4700470,28
1333	7,69073753100002	-75,7156676420000	2408768,33	4700525,42
1334	7,69107007999997	-75,7152708200000	2408804,84	4700569,45
1335	7,69147041700000	-75,7148742580000	2408848,85	4700613,49
1336	7,69147044900001	-75,7148739760000	2408848,85	4700613,52
1337	7,69147057999998	-75,7148738450000	2408848,87	4700613,54
1338	7,69148600800002	-75,7147309240000	2408850,48	4700629,32
1339	7,69153598800000	-75,7142714150000	2408855,68	4700680,06
1340	7,69113731400000	-75,7139357780000	2408811,34	4700716,82
1341	7,69060325900000	-75,7141415570000	2408752,41	4700693,74
1342	7,69020431100000	-75,7144701720000	2408708,50	4700657,20
1343	7,69001391500001	-75,7146068820000	2408687,54	4700641,98
1344	7,68973746799997	-75,7148050930000	2408657,09	4700619,91
1345	7,68947137999998	-75,7152708070000	2408627,98	4700568,33
1346	7,68942523499998	-75,7154561550000	2408623,01	4700547,84
1347	7,68933830200001	-75,7158049790000	2408613,63	4700509,28
1348	7,68940405100000	-75,7163392350000	2408621,28	4700450,37
1349	7,68960450999998	-75,7168043560000	2408643,78	4700399,18
1350	7,68973957399998	-75,7172115250000	2408659,01	4700354,34
1351	7,68980444300001	-75,7174071740000	2408666,32	4700332,80

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
1352	7,68980442800000	-75,7180022460000	2408666,74	4700267,13
1353	7,68978852900000	-75,7181300990000	2408665,07	4700253,00
1354	7,68973762200000	-75,7185364730000	2408659,72	4700208,12
1355	7,68952652100000	-75,7184849510000	2408636,33	4700213,66
1356	7,68920487000002	-75,7184061170000	2408600,70	4700222,13
1357	7,68911216300000	-75,7182934700000	2408590,36	4700234,50
1358	7,68887261300000	-75,7180020920000	2408563,66	4700266,49
1359	7,68867226200001	-75,7175369640000	2408541,17	4700317,68
1360	7,68853146200001	-75,7174773170000	2408525,55	4700324,16
1361	7,68820489500001	-75,7173386490000	2408489,32	4700339,23
1362	7,68760635699999	-75,7172700970000	2408423,06	4700346,38
1363	7,68707222099999	-75,7172012250000	2408363,92	4700353,60
1364	7,68693784400000	-75,7171065220000	2408348,99	4700363,96
1365	7,68660730900001	-75,7168730060000	2408312,26	4700389,50
1366	7,68637491800001	-75,7164092190000	2408286,23	4700440,52
1367	7,68634000499997	-75,7163393710000	2408282,32	4700448,20
1368	7,68600599500001	-75,7159348990000	2408245,08	4700492,61
1369	7,68524139400000	-75,7155239520000	2408160,21	4700537,42
1370	7,68514023300002	-75,7154695290000	2408148,98	4700543,36
1371	7,68514124400002	-75,7149358000000	2408148,72	4700602,26
1372	7,68527425600001	-75,7144088970000	2408163,07	4700660,50
1373	7,68527416199998	-75,7143794760000	2408163,04	4700663,75
1374	7,68527434399999	-75,7143317940000	2408163,02	4700669,01
1375	7,68517152999999	-75,7143319660000	2408151,65	4700668,92
1376	7,68514223900001	-75,7143318550000	2408148,41	4700668,91
1377	7,68511129600000	-75,7143314900000	2408144,99	4700668,93
1378	7,68505182299998	-75,7143905800000	2408138,45	4700662,36
1379	7,68505169800000	-75,7143511490000	2408138,41	4700666,72
1380	7,68505177200001	-75,7143315080000	2408138,40	4700668,88
1381	7,68503027600002	-75,7143314260000	2408136,02	4700668,88
1382	7,68499197199997	-75,7143309660000	2408131,78	4700668,90
1383	7,68496415700002	-75,7143032620000	2408128,69	4700671,94
1384	7,68493224299999	-75,7142710240000	2408125,14	4700675,47
1385	7,68487259300002	-75,7142107710000	2408118,49	4700682,08
1386	7,68486471900001	-75,7142107410000	2408117,62	4700682,08
1387	7,68481271500002	-75,7142101170000	2408111,87	4700682,11
1388	7,68481294300000	-75,7141505170000	2408111,85	4700688,69
1389	7,68481241299997	-75,7141505150000	2408111,79	4700688,69

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
1390	7,68481241199998	-75,7141503100000	2408111,79	4700688,71
1391	7,68478332199998	-75,7141504030000	2408108,58	4700688,68
1392	7,68475419300000	-75,7141502920000	2408105,35	4700688,67
1393	7,68472901899997	-75,7141501950000	2408102,57	4700688,67
1394	7,68469399100001	-75,7141497830000	2408098,69	4700688,69
1395	7,68465443700001	-75,7141499090000	2408094,32	4700688,65
1396	7,68463443399997	-75,7141498330000	2408092,10	4700688,64
1397	7,68457478400001	-75,7140895790000	2408085,46	4700695,25
1398	7,68451513399998	-75,7140293260000	2408078,82	4700701,85
1399	7,68445525499998	-75,7140290960000	2408072,20	4700701,84
1400	7,68439537500001	-75,7140288670000	2408065,57	4700701,82
1401	7,68434033599999	-75,7140286560000	2408059,49	4700701,81
1402	7,68433563700000	-75,7140286000000	2408058,97	4700701,81
1403	7,68433019800000	-75,7140286170000	2408058,36	4700701,80
1404	7,68427561700002	-75,7140284090000	2408052,33	4700701,79
1405	7,68422784400002	-75,7140282250000	2408047,04	4700701,78
1406	7,68421540899998	-75,7140280790000	2408045,66	4700701,78
1407	7,68420140000001	-75,7140281240000	2408044,11	4700701,77
1408	7,68415585999997	-75,7140279490000	2408039,08	4700701,75
1409	7,68411639700002	-75,7140277980000	2408034,71	4700701,74
1410	7,68409608399997	-75,7140275550000	2408032,46	4700701,76
1411	7,68407254800001	-75,7140276310000	2408029,86	4700701,73
1412	7,68403723099999	-75,7140274950000	2408025,95	4700701,72
1413	7,68400692699998	-75,7140273790000	2408022,60	4700701,71
1414	7,68397766400000	-75,7140270280000	2408019,36	4700701,73
1415	7,68394376100002	-75,7140271370000	2408015,61	4700701,70
1416	7,68391747200001	-75,7140270360000	2408012,70	4700701,69
1417	7,68389408600001	-75,7140269470000	2408010,12	4700701,68
1418	7,68385743499999	-75,7140265080000	2408006,06	4700701,70
1419	7,68381491399998	-75,7140266430000	2408001,36	4700701,66
1420	7,68379771399997	-75,7140265780000	2407999,46	4700701,66
1421	7,68373783499998	-75,7140263490000	2407992,83	4700701,64
1422	7,68367795500001	-75,7140261190000	2407986,21	4700701,62
1423	7,68367030100001	-75,7140260900000	2407985,36	4700701,62
1424	7,68361788200002	-75,7140254620000	2407979,56	4700701,65
1425	7,68355821400001	-75,7140256620000	2407972,96	4700701,59
1426	7,68349804600001	-75,7140854550000	2407966,35	4700694,95
1427	7,68347355499997	-75,7140853620000	2407963,64	4700694,94

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
1428	7,68343818400001	-75,7140849380000	2407959,72	4700694,96
1429	7,68339714600000	-75,7140850690000	2407955,18	4700694,92
1430	7,68337833099997	-75,7140849970000	2407953,10	4700694,91
1431	7,68337824100001	-75,7141087680000	2407953,11	4700692,29
1432	7,68337780899997	-75,7141449370000	2407953,09	4700688,30
1433	7,68336592600002	-75,7141449750000	2407951,77	4700688,29
1434	7,68331935399999	-75,7141447970000	2407946,62	4700688,27
1435	7,68331935300000	-75,7141451240000	2407946,62	4700688,24
1436	7,68331905299999	-75,7141451250000	2407946,59	4700688,24
1437	7,68331918899997	-75,7141879130000	2407946,63	4700683,51
1438	7,68331912500002	-75,7142048210000	2407946,64	4700681,65
1439	7,68331906800000	-75,7142195980000	2407946,64	4700680,02
1440	7,68331853000001	-75,7142647380000	2407946,61	4700675,04
1441	7,68328501600001	-75,7142985490000	2407942,93	4700671,28
1442	7,68325878799998	-75,7143246400000	2407940,04	4700668,38
1443	7,68325865999997	-75,7143581990000	2407940,05	4700664,68
1444	7,68325834600000	-75,7143845430000	2407940,04	4700661,77
1445	7,68325844300000	-75,7144150210000	2407940,07	4700658,41
1446	7,68325833199998	-75,7144441220000	2407940,08	4700655,20
1447	7,68325823499998	-75,7144696360000	2407940,09	4700652,38
1448	7,68325782300001	-75,7145041570000	2407940,06	4700648,57
1449	7,68325795099997	-75,7145441930000	2407940,11	4700644,15
1450	7,68325787600002	-75,7145639640000	2407940,11	4700641,97
1451	7,68322834800000	-75,7145640580000	2407936,84	4700641,94
1452	7,68319799599999	-75,7145639410000	2407933,49	4700641,93
1453	7,68319782700001	-75,7146082610000	2407933,50	4700637,04
1454	7,68319764000000	-75,7146239620000	2407933,49	4700635,31
1455	7,68319769800001	-75,7146421850000	2407933,51	4700633,30
1456	7,68319753899999	-75,7146839910000	2407933,52	4700628,68
1457	7,68319740200001	-75,7147195960000	2407933,53	4700624,75
1458	7,68319711700002	-75,7147435760000	2407933,52	4700622,11
1459	7,68319720500000	-75,7147714080000	2407933,54	4700619,04
1460	7,68319708299998	-75,7148034730000	2407933,55	4700615,50
1461	7,68319697900000	-75,7148309290000	2407933,56	4700612,47
1462	7,68319659399998	-75,7148631890000	2407933,54	4700608,91
1463	7,68319671199998	-75,7149004740000	2407933,58	4700604,79
1464	7,68319662499999	-75,7149235210000	2407933,59	4700602,25
1465	7,68319654599997	-75,7149441220000	2407933,59	4700599,97

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
1466	7,68319607400002	-75,7149837100000	2407933,57	4700595,61
1467	7,68319555099998	-75,7151033230000	2407933,59	4700582,40
1468	7,68319572799998	-75,7151588330000	2407933,65	4700576,28
1469	7,68319571100000	-75,7151630520000	2407933,65	4700575,81
1470	7,68319548300002	-75,7152230750000	2407933,67	4700569,19
1471	7,68319527199997	-75,7152781740000	2407933,69	4700563,11
1472	7,68319521799998	-75,7152827420000	2407933,68	4700562,60
1473	7,68319450700000	-75,7153434560000	2407933,65	4700555,90
1474	7,68319469800002	-75,7154031490000	2407933,71	4700549,32
1475	7,68318074299998	-75,7154030950000	2407932,17	4700549,31
1476	7,68313503500002	-75,7154025470000	2407927,11	4700549,34
1477	7,68313503000001	-75,7154029190000	2407927,11	4700549,30
1478	7,68313491800001	-75,7154029190000	2407927,10	4700549,30
1479	7,68313486500000	-75,7154167870000	2407927,10	4700547,77
1480	7,68313432000002	-75,7154623550000	2407927,07	4700542,74
1481	7,68313448900000	-75,7155152210000	2407927,13	4700536,91
1482	7,68313446299998	-75,7155221600000	2407927,13	4700536,14
1483	7,68310023100002	-75,7155222700000	2407923,34	4700536,10
1484	7,68307458300001	-75,7155221720000	2407920,50	4700536,10
1485	7,68301447499999	-75,7155819670000	2407913,90	4700529,46
1486	7,68301447599998	-75,7155823500000	2407913,90	4700529,41
1487	7,68301424499998	-75,7156419910000	2407913,91	4700522,83
1488	7,68301404800001	-75,7156939900000	2407913,93	4700517,09
1489	7,68301395200001	-75,7157019640000	2407913,92	4700516,21
1490	7,68295357800002	-75,7157619630000	2407907,29	4700509,55
1491	7,68295372799997	-75,7158090480000	2407907,34	4700504,35
1492	7,68295368200000	-75,7158212670000	2407907,34	4700503,00
1493	7,68289380300001	-75,7158210370000	2407900,71	4700502,99
1494	7,68289366099998	-75,7158582200000	2407900,73	4700498,88
1495	7,68289339099999	-75,7158808620000	2407900,71	4700496,38
1496	7,68286504500002	-75,7158809530000	2407897,58	4700496,35
1497	7,68283369500000	-75,7158808320000	2407894,11	4700496,35
1498	7,68283367700001	-75,7158856200000	2407894,11	4700495,82
1499	7,68283301800000	-75,7159408600000	2407894,07	4700489,72
1500	7,68277358699998	-75,7159406270000	2407887,50	4700489,70
1501	7,68277358500001	-75,7159410510000	2407887,50	4700489,66
1502	7,68277335599998	-75,7159410510000	2407887,47	4700489,66
1503	7,68277346000002	-75,7159737620000	2407887,51	4700486,05

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
1504	7,68277335699997	-75,7160006510000	2407887,52	4700483,08
1505	7,68277326800001	-75,7160242100000	2407887,52	4700480,48
1506	7,68277283300000	-75,7160606650000	2407887,50	4700476,46
1507	7,68277151100000	-75,7160606690000	2407887,35	4700476,46
1508	7,68271325000001	-75,7160604460000	2407880,91	4700476,44
1509	7,68266290700001	-75,7160602530000	2407875,34	4700476,43
1510	7,68265350799998	-75,7160601400000	2407874,30	4700476,43
1511	7,68265350700000	-75,7160602170000	2407874,30	4700476,42
1512	7,68265337000002	-75,7160602160000	2407874,28	4700476,42
1513	7,68265330600002	-75,7160770850000	2407874,29	4700474,56
1514	7,68265279500002	-75,7161199480000	2407874,26	4700469,83
1515	7,68261148500000	-75,7161200800000	2407869,69	4700469,79
1516	7,68259439200000	-75,7161200150000	2407867,80	4700469,78
1517	7,68253451300001	-75,7161197860000	2407861,18	4700469,77
1518	7,68253451099997	-75,7161203260000	2407861,18	4700469,71
1519	7,68253437700002	-75,7161203270000	2407861,16	4700469,71
1520	7,68253443800000	-75,7161394640000	2407861,18	4700467,59
1521	7,68253428600002	-75,7161792280000	2407861,19	4700463,21
1522	7,68253208300001	-75,7161792350000	2407860,95	4700463,20
1523	7,68247440800001	-75,7161790140000	2407854,57	4700463,19
1524	7,68242401700001	-75,7161788200000	2407848,99	4700463,17
1525	7,68241433499997	-75,7161787050000	2407847,92	4700463,18
1526	7,68240309800001	-75,7161787410000	2407846,68	4700463,17
1527	7,68235464899999	-75,7161785550000	2407841,32	4700463,15
1528	7,68235442100001	-75,7162385790000	2407841,34	4700456,53
1529	7,68233968700002	-75,7162385220000	2407839,71	4700456,53
1530	7,68229429700000	-75,7162379880000	2407834,69	4700456,55
1531	7,68224318300002	-75,7162381520000	2407829,03	4700456,50
1532	7,68223466199998	-75,7162381190000	2407828,09	4700456,50
1533	7,68223465000000	-75,7162381800000	2407828,09	4700456,49
1534	7,68223392300001	-75,7162979880000	2407828,05	4700449,89
1535	7,68221200400001	-75,7162980580000	2407825,62	4700449,87
1536	7,68217455400002	-75,7162979140000	2407821,48	4700449,85
1537	7,68214173100000	-75,7162977880000	2407817,85	4700449,85
1538	7,68211459899998	-75,7162974630000	2407814,85	4700449,86
1539	7,68211463400001	-75,7163083970000	2407814,86	4700448,66
1540	7,68211444799999	-75,7163572680000	2407814,87	4700443,26
1541	7,68205422400001	-75,7163574620000	2407808,21	4700443,20

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
1542	7,68202872500001	-75,7163831850000	2407805,41	4700440,34
1543	7,68199445900001	-75,7164172730000	2407801,64	4700436,56
1544	7,68193435100000	-75,7164770680000	2407795,03	4700429,91
1545	7,68193412400001	-75,7165365260000	2407795,05	4700423,35
1546	7,68187960900002	-75,7165917980000	2407789,06	4700417,22
1547	7,68187509500001	-75,7165963520000	2407788,56	4700416,71
1548	7,68187511799999	-75,7166034560000	2407788,57	4700415,93
1549	7,68187491600002	-75,7166563490000	2407788,58	4700410,09
1550	7,68187473799997	-75,7167029400000	2407788,60	4700404,95
1551	7,68187458000000	-75,7167163720000	2407788,59	4700403,46
1552	7,68181491199999	-75,7167161560000	2407781,99	4700403,45
1553	7,68181480900000	-75,7167161550000	2407781,98	4700403,45
1554	7,68181334899998	-75,7167161370000	2407781,81	4700403,45
1555	7,68175524700001	-75,7167154400000	2407775,39	4700403,48
1556	7,68175524200001	-75,7167159140000	2407775,39	4700403,43
1557	7,68175492900002	-75,7167159130000	2407775,35	4700403,43
1558	7,68175477699998	-75,7167555740000	2407775,36	4700399,05
1559	7,68175453700001	-75,7167761550000	2407775,35	4700396,78
1560	7,68175461099997	-75,7167993480000	2407775,38	4700394,22
1561	7,68175447099997	-75,7168359610000	2407775,39	4700390,18
1562	7,68169459199998	-75,7168357310000	2407768,76	4700390,16
1563	7,68169459000001	-75,7168361510000	2407768,76	4700390,12
1564	7,68169416199998	-75,7168361530000	2407768,71	4700390,12
1565	7,68169434900000	-75,7168950530000	2407768,78	4700383,62
1566	7,68169363499998	-75,7169548610000	2407768,74	4700377,02
1567	7,68164372600000	-75,7169550200000	2407763,22	4700376,96
1568	7,68163425600000	-75,7169549840000	2407762,17	4700376,96
1569	7,68157437799999	-75,7169547540000	2407755,55	4700376,95
1570	7,68157437600001	-75,7169552420000	2407755,55	4700376,89
1571	7,68157431399998	-75,7169552420000	2407755,54	4700376,89
1572	7,68157434199997	-75,7169641610000	2407755,55	4700375,91
1573	7,68157414900002	-75,7170147780000	2407755,56	4700370,32
1574	7,68154078999998	-75,7170146500000	2407751,87	4700370,31
1575	7,68151393599998	-75,7170143340000	2407748,90	4700370,33
1576	7,68151341599997	-75,7171348530000	2407748,93	4700357,03
1577	7,68150371000001	-75,7171446450000	2407747,86	4700355,94
1578	7,68145370299998	-75,7171943900000	2407742,36	4700350,41
1579	7,68139615699999	-75,7171941700000	2407736,00	4700350,40

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
1580	7,68139337700001	-75,7171941370000	2407735,69	4700350,40
1581	7,68139356600000	-75,7172536180000	2407735,75	4700343,84
1582	7,68135393400001	-75,7172534670000	2407731,37	4700343,82
1583	7,68133390399998	-75,7172532270000	2407729,15	4700343,84
1584	7,68131069800000	-75,7172533010000	2407726,58	4700343,81
1585	7,68127383900002	-75,7172531590000	2407722,51	4700343,80
1586	7,68127383799998	-75,7172534190000	2407722,51	4700343,77
1587	7,68127333799998	-75,7172534200000	2407722,45	4700343,77
1588	7,68127352900001	-75,7173131830000	2407722,51	4700337,18
1589	7,68121373100001	-75,7173129530000	2407715,90	4700337,16
1590	7,68115883199999	-75,7173127430000	2407709,83	4700337,15
1591	7,68115510799998	-75,7173126980000	2407709,41	4700337,15
1592	7,68115510799998	-75,7173127290000	2407709,41	4700337,15
1593	7,68115498200001	-75,7173127280000	2407709,40	4700337,15
1594	7,68115492300001	-75,7173282190000	2407709,40	4700335,44
1595	7,68115439399997	-75,7173725050000	2407709,38	4700330,55
1596	7,68111952300001	-75,7173726170000	2407705,52	4700330,51
1597	7,68109487400000	-75,7173725220000	2407702,79	4700330,50
1598	7,68107337399999	-75,7173724400000	2407700,41	4700330,50
1599	7,68103507000001	-75,7173719800000	2407696,18	4700330,52
1600	7,68103506599999	-75,7173722920000	2407696,18	4700330,49
1601	7,68103499400001	-75,7173722920000	2407696,17	4700330,49
1602	7,68103495999997	-75,7173813440000	2407696,17	4700329,49
1603	7,68103436299998	-75,7174323150000	2407696,14	4700323,86
1604	7,68098787500002	-75,7174321370000	2407691,00	4700323,85
1605	7,68097469499997	-75,7174319790000	2407689,54	4700323,86
1606	7,68095936800000	-75,7174320280000	2407687,84	4700323,84
1607	7,68091500700001	-75,7174318570000	2407682,94	4700323,83
1608	7,68085489900000	-75,7174916510000	2407676,33	4700317,19
1609	7,68085489800001	-75,7174919300000	2407676,33	4700317,16
1610	7,68085465899997	-75,7174921680000	2407676,30	4700317,13
1611	7,68085476700002	-75,7175262000000	2407676,34	4700313,38
1612	7,68085466999997	-75,7175516750000	2407676,34	4700310,56
1613	7,68081834100002	-75,7175515350000	2407672,33	4700310,55
1614	7,68079518500002	-75,7175512570000	2407669,76	4700310,57
1615	7,68079518399997	-75,7175514460000	2407669,76	4700310,55
1616	7,68079479099998	-75,7175514450000	2407669,72	4700310,55
1617	7,68079460600001	-75,7175997900000	2407669,73	4700305,21

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
1618	7,68079447399998	-75,7176109030000	2407669,73	4700303,99
1619	7,68077444199997	-75,7176108260000	2407667,51	4700303,98
1620	7,68073480700002	-75,7176103500000	2407663,13	4700304,00
1621	7,68067443199998	-75,7176703490000	2407656,49	4700297,34
1622	7,68065774100000	-75,7176704020000	2407654,64	4700297,32
1623	7,68061469800000	-75,7176702380000	2407649,88	4700297,31
1624	7,68057783799997	-75,7176700950000	2407645,80	4700297,30
1625	7,68055510800002	-75,7176698230000	2407643,29	4700297,32
1626	7,68052870399998	-75,7176699070000	2407640,37	4700297,29
1627	7,68049494000001	-75,7176697780000	2407636,63	4700297,28
1628	7,68049493900002	-75,7176700160000	2407636,63	4700297,25
1629	7,68049454300001	-75,7176700170000	2407636,59	4700297,25
1630	7,68049472299998	-75,7177266750000	2407636,65	4700291,00
1631	7,68049471099999	-75,7177298020000	2407636,65	4700290,65
1632	7,68049470099998	-75,7177325350000	2407636,65	4700290,35
1633	7,68049401899998	-75,7177896300000	2407636,61	4700284,05
1634	7,68046641500001	-75,7177897180000	2407633,56	4700284,02
1635	7,68043573199997	-75,7177896010000	2407630,17	4700284,01
1636	7,68040939399998	-75,7177895000000	2407627,25	4700284,01
1637	7,68037559900000	-75,7177891010000	2407623,51	4700284,03
1638	7,68033850099999	-75,7178265260000	2407619,44	4700279,87
1639	7,68031574499997	-75,7178491640000	2407616,93	4700277,36
1640	7,68031556599999	-75,7178962310000	2407616,95	4700272,16
1641	7,68031541500000	-75,7179089050000	2407616,94	4700270,76
1642	7,68026975100002	-75,7179542840000	2407611,92	4700265,72
1643	7,68025540999997	-75,7179684160000	2407610,34	4700264,15
1644	7,68019530200001	-75,7180282100000	2407603,73	4700257,51
1645	7,68013518999998	-75,7180879920000	2407597,13	4700250,87
1646	7,68007531400002	-75,7180877740000	2407590,50	4700250,85
1647	7,68007521099997	-75,7181148890000	2407590,51	4700247,86
1648	7,68007481699999	-75,7181477970000	2407590,49	4700244,23
1649	7,68005117700000	-75,7181477070000	2407587,87	4700244,22
1650	7,68001515200001	-75,7181472750000	2407583,89	4700244,24
1651	7,68001444599997	-75,7182075900000	2407583,85	4700237,59
1652	7,67996559800002	-75,7182074020000	2407578,45	4700237,57
1653	7,67995477699997	-75,7182072720000	2407577,25	4700237,58
1654	7,67994221700001	-75,7182073130000	2407575,86	4700237,57
1655	7,67989521900000	-75,7182071330000	2407570,66	4700237,55

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
1656	7,67989521800001	-75,7182074620000	2407570,66	4700237,52
1657	7,67989511600001	-75,7182074630000	2407570,65	4700237,52
1658	7,67989516199998	-75,7182220000000	2407570,67	4700235,91
1659	7,67989498899999	-75,7182671560000	2407570,68	4700230,93
1660	7,67983511099998	-75,7182669260000	2407564,06	4700230,91
1661	7,67977523200000	-75,7182666960000	2407557,43	4700230,90
1662	7,67976896900001	-75,7182666720000	2407556,74	4700230,90
1663	7,67971541399998	-75,7182660300000	2407550,81	4700230,93
1664	7,67965665700001	-75,7182662170000	2407544,31	4700230,87
1665	7,67965318600000	-75,7182662280000	2407543,93	4700230,86
1666	7,67959672400002	-75,7182660120000	2407537,68	4700230,85
1667	7,67954713300002	-75,7182658210000	2407532,20	4700230,83
1668	7,67953642800001	-75,7182656950000	2407531,01	4700230,84
1669	7,67952436399997	-75,7182657340000	2407529,68	4700230,83
1670	7,67947696599998	-75,7182655520000	2407524,43	4700230,81
1671	7,67943585600000	-75,7182653940000	2407519,89	4700230,80
1672	7,67941710399998	-75,7182651690000	2407517,81	4700230,81
1673	7,67941709399997	-75,7182653220000	2407517,81	4700230,80
1674	7,67941708000001	-75,7182671580000	2407517,81	4700230,59
1675	7,67941639100001	-75,7183247780000	2407517,77	4700224,24
1676	7,67939195500002	-75,7183246850000	2407515,07	4700224,23
1677	7,67935672599998	-75,7183242610000	2407511,17	4700224,25
1678	7,67935684200000	-75,7183609850000	2407511,21	4700220,20
1679	7,67935675299997	-75,7183845740000	2407511,22	4700217,59
1680	7,67930807699997	-75,7183843860000	2407505,83	4700217,58
1681	7,67929725400001	-75,7183842570000	2407504,64	4700217,59
1682	7,67928471200002	-75,7183842970000	2407503,25	4700217,57
1683	7,67923699400001	-75,7183841140000	2407497,97	4700217,56
1684	7,67923699300001	-75,7183844490000	2407497,97	4700217,52
1685	7,67923668999998	-75,7183844500000	2407497,94	4700217,52
1686	7,67923682700001	-75,7184278540000	2407497,98	4700212,73
1687	7,67923676499998	-75,7184441370000	2407497,99	4700210,94
1688	7,67922253199998	-75,7184440820000	2407496,41	4700210,93
1689	7,67917721600002	-75,7184435390000	2407491,40	4700210,96
1690	7,67912471599999	-75,7184437070000	2407485,59	4700210,91
1691	7,67911700700000	-75,7184436770000	2407484,74	4700210,90
1692	7,67905712800001	-75,7184434480000	2407478,11	4700210,89
1693	7,67899732699999	-75,7184432070000	2407471,50	4700210,87

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
1694	7,67899724900002	-75,7184432060000	2407471,49	4700210,87
1695	7,67899567600000	-75,7184432120000	2407471,31	4700210,87
1696	7,67893850000001	-75,7184429930000	2407464,99	4700210,85
1697	7,67888930100002	-75,7184428040000	2407459,55	4700210,84
1698	7,67887890600002	-75,7184426790000	2407458,40	4700210,85
1699	7,67886682599998	-75,7184427180000	2407457,06	4700210,83
1700	7,67881874099998	-75,7184425340000	2407451,74	4700210,82
1701	7,67877661799997	-75,7184423710000	2407447,08	4700210,81
1702	7,67875867700001	-75,7184421560000	2407445,10	4700210,82
1703	7,67873785400001	-75,7184422230000	2407442,79	4700210,80
1704	7,67869898399999	-75,7184420740000	2407438,49	4700210,79
1705	7,67866563199999	-75,7184419450000	2407434,80	4700210,78
1706	7,67863935200000	-75,7184416300000	2407431,89	4700210,79
1707	7,67860882200000	-75,7184417280000	2407428,52	4700210,76
1708	7,67857922500002	-75,7184416150000	2407425,24	4700210,75
1709	7,67857901500002	-75,7184418240000	2407425,22	4700210,73
1710	7,67857878699999	-75,7184418240000	2407425,20	4700210,73
1711	7,67856268800000	-75,7184580660000	2407423,43	4700208,93
1712	7,67851911700001	-75,7185014080000	2407418,64	4700204,11
1713	7,67846752600002	-75,7185012100000	2407412,93	4700204,10
1714	7,67845874900001	-75,7185011060000	2407411,96	4700204,10
1715	7,67844883300000	-75,7185011380000	2407410,86	4700204,09
1716	7,67839936000001	-75,7185009490000	2407405,39	4700204,08
1717	7,67835632800001	-75,7185007830000	2407400,63	4700204,07
1718	7,67833942400000	-75,7185005800000	2407398,76	4700204,08
1719	7,67831975700000	-75,7185006430000	2407396,58	4700204,06
1720	7,67827960099998	-75,7185004890000	2407392,14	4700204,05
1721	7,67824622600000	-75,7185003600000	2407388,45	4700204,04
1722	7,67822100299997	-75,7185000530000	2407385,66	4700204,05
1723	7,67819088700002	-75,7185001490000	2407382,32	4700204,02
1724	7,67816097299999	-75,7185000340000	2407379,01	4700204,01
1725	7,67813423600001	-75,7184999320000	2407376,06	4700204,01
1726	7,67810077500001	-75,7184995300000	2407372,35	4700204,03
1727	7,67806193799998	-75,7184996540000	2407368,06	4700203,99
1728	7,67804121500001	-75,7184995750000	2407365,77	4700203,98
1729	7,67802321500000	-75,7184995060000	2407363,77	4700203,97
1730	7,67798145000000	-75,7184990040000	2407359,15	4700204,00
1731	7,67793286199997	-75,7184991590000	2407353,78	4700203,95

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
1732	7,67792145700002	-75,7184991150000	2407352,52	4700203,95
1733	7,67791198800001	-75,7184990790000	2407351,47	4700203,94
1734	7,67786122100000	-75,7184984810000	2407345,85	4700203,97
1735	7,67780387400001	-75,7184986640000	2407339,51	4700203,91
1736	7,67780169899998	-75,7184986560000	2407339,27	4700203,91
1737	7,67774182099998	-75,7184984260000	2407332,64	4700203,90
1738	7,67768848600002	-75,7184982210000	2407326,74	4700203,88
1739	7,67768223500002	-75,7184981470000	2407326,05	4700203,89
1740	7,67768223000001	-75,7184981980000	2407326,05	4700203,88
1741	7,67768194100000	-75,7184981960000	2407326,02	4700203,88
1742	7,67767137700002	-75,7186017820000	2407324,92	4700192,44
1743	7,67798742100001	-75,7186811390000	2407359,94	4700183,90
1744	7,67810685199998	-75,7187671050000	2407373,21	4700174,50
1745	7,67826459499997	-75,7188798300000	2407390,74	4700162,17
1746	7,67840523299997	-75,7189803210000	2407406,37	4700151,18
1747	7,67852019300000	-75,7190627190000	2407419,15	4700142,17
1748	7,67874585800001	-75,7191766870000	2407444,19	4700129,75
1749	7,67886767300001	-75,7192383270000	2407457,71	4700123,03
1750	7,67886778299998	-75,7192382640000	2407457,72	4700123,04
1751	7,67886787200001	-75,7192383080000	2407457,73	4700123,03
1752	7,67904497299997	-75,7191358890000	2407477,25	4700134,46
1753	7,67927756900002	-75,7190015030000	2407502,89	4700149,45
1754	7,67974380599997	-75,7188033990000	2407554,33	4700171,64
1755	7,68027618000002	-75,7189329770000	2407613,32	4700157,72
1756	7,68054344699999	-75,7194060390000	2407643,21	4700105,70
1757	7,68055388300001	-75,7194240230000	2407644,38	4700103,72
1758	7,68058031100002	-75,7194702580000	2407647,34	4700098,64
1759	7,67760851399998	-75,7194797330000	2407318,58	4700095,51
1760	7,67760448799998	-75,7182111480000	2407317,25	4700235,50
1761	7,67100562899997	-75,7182321920000	2406587,26	4700228,55
1762	7,67099825299999	-75,7159089070000	2406584,82	4700484,95
1763	7,67106291900001	-75,7159347970000	2406591,99	4700482,14
1764	7,67111501199997	-75,7159559950000	2406597,77	4700479,84
1765	7,67177322499998	-75,7160785540000	2406670,67	4700466,77
1766	7,67177348700000	-75,7160785960000	2406670,70	4700466,77
1767	7,67177426600000	-75,7158051650000	2406670,59	4700496,94
1768	7,67177550899998	-75,7154789010000	2406670,50	4700532,95
1769	7,67173240900001	-75,7153478300000	2406665,64	4700547,39

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
1770	7,67165743999999	-75,7151184710000	2406657,19	4700572,65
1771	7,67099573299998	-75,7151160540000	2406583,98	4700572,45
1772	7,67099551199999	-75,7150467090000	2406583,91	4700580,10
1773	7,67130496099997	-75,7146618090000	2406617,88	4700622,80
1774	7,67141959999997	-75,7145193750000	2406630,46	4700638,60
1775	7,67234194999997	-75,7144679730000	2406732,46	4700644,92
1776	7,67243692800002	-75,7144627300000	2406742,96	4700645,56
1777	7,67243694600000	-75,7144626780000	2406742,96	4700645,57
1778	7,67243728000000	-75,7144626590000	2406743,00	4700645,57
1779	7,67282623500000	-75,7134057750000	2406785,29	4700762,48
1780	7,67282618700000	-75,7134053950000	2406785,28	4700762,52
1781	7,67282621800001	-75,7134053100000	2406785,29	4700762,53
1782	7,67281087900000	-75,7132795420000	2406783,50	4700776,40
1783	7,67265871500001	-75,7129240470000	2406766,42	4700815,53
1784	7,67258277600001	-75,7127459860000	2406757,90	4700835,12
1785	7,67258263799999	-75,7121352570000	2406757,46	4700902,53
1786	7,67260211000001	-75,7119985210000	2406759,51	4700917,63
1787	7,67265908500002	-75,7116011290000	2406765,54	4700961,53
1788	7,67270993500000	-75,7112463440000	2406770,92	4701000,72
1789	7,67273473699998	-75,7110746000000	2406773,54	4701019,69
1790	7,67278840799997	-75,7109669920000	2406779,40	4701031,60
1791	7,67296335499997	-75,7106169950000	2406798,51	4701070,35
1792	7,67319105600001	-75,7101591910000	2406823,38	4701121,03
1793	7,67319112700000	-75,7101128480000	2406823,36	4701126,15
1794	7,67319213500002	-75,7096568530000	2406823,15	4701176,47
1795	7,67097938799997	-75,7099856260000	2406578,59	4701138,64
1796	7,67097936800001	-75,7099792840000	2406578,59	4701139,34
1797	7,67433120700002	-75,7094805530000	2406949,04	4701196,72
1798	7,67679254299997	-75,7091146780000	2407221,07	4701238,82
1799	7,67765921699998	-75,7086267370000	2407316,61	4701293,28
1800	7,69792768700000	-75,7086929210000	2409558,87	4701300,17
1801	7,70470696600000	-75,7105405550000	2410310,12	4701101,03
1802	7,70470755299999	-75,7107236040000	2410310,32	4701080,83
1803	7,70471183900002	-75,7120620430000	2410311,73	4700933,13
1804	7,70542253100001	-75,7121186600000	2410390,39	4700927,38
1805	7,70545870100000	-75,7121221680000	2410394,39	4700927,02
1806	7,70630230900002	-75,7121892320000	2410487,76	4700920,21
1807	7,70640990900000	-75,7121979480000	2410499,67	4700919,33

ID	GCS_MAGNA		MAGNA-SIRGAS_CMT12
	Latitude	Longitude	North	East
1808	7,70686292900001	-75,7122408950000	2410549,82	4700914,91
1809	7,70842544999999	-75,7123908280000	2410722,78	4700899,46
1810	7,70845981200000	-75,7123943430000	2410726,58	4700899,10
1811	7,70922479400002	-75,7124670970000	2410811,26	4700891,61
1812	7,70922256900001	-75,7117720440000	2410810,53	4700968,30
1813	7,70963151400002	-75,7118830970000	2410855,85	4700956,34
1814	7,70982262500001	-75,7185077730000	2410881,64	4700225,43
1815	7,72016129999997	-75,7188144680000	2412025,59	4700198,87
1816	7,72040336399999	-75,7193193700000	2412052,72	4700143,33
1817	7,71943342499997	-75,7193224790000	2411945,42	4700142,30
1818	7,71961380599998	-75,7206114670000	2411966,29	4700000,19
1819	7,71877458099999	-75,7227737010000	2411874,97	4699760,99
1820	7,71950148700000	-75,7228112510000	2411955,41	4699757,36
1821	7,72051704500001	-75,7240767330000	2412068,65	4699618,44
1822	7,72050858099999	-75,7217006140000	2412066,04	4699880,63
1823	7,72100575500002	-75,7216990230000	2412121,04	4699881,16
1824	7,72100214699997	-75,7205662410000	2412119,84	4700006,16
1825	7,72339072900001	-75,7255434920000	2412387,59	4699458,61

4.	JJ9-08093X

ID	GCS_MAGNA		MAGNA- SIRGAS_CMT12MAGNA- SIRGAS_CMT12
	Latitude	Longitude	North	East
1	7.706830167000021	-75.694567914	2410533,85	4702865,12
2	7.709163284000000	-75.693107600	2410790,93	4703027,90
3	7.709224812000000	-75.712467115	2410811,26	4700891,60
4	7.708425061000014	-75.712390639	2410722,74	4700899,48
5	7.706410187000017	-75.712197549	2410499,7	4700919,37
6	7.705458646000011	-75.712121833	2410394,39	4700927,06
7	7.704711847999988	-75.712062043	2410311,73	4700933,13
8	7.70465717899998	-75.695928369	2410294,41	4702713,48
9	7.706830167000021	-75.694567914	2410533,85	4702865,12

Schedule B
ACCOUNTS RECEIVABLES

1

Schedule C
RESTRUCTURING STEPS

1

Schedule D
[OMITTED]

1

Schedule E
INITIAL FRAMEWORK AGREEMENT AMENDMENT AGREEMENT

AMENDING AGREEMENT

(INITIAL FRAMEWORK AGREEMENT)

This Agreement is made as of the [●] day of May, 2025.

AMONG:

CORDOBA MINERALS CORP., a corporation existing under the laws of the Province of British Columbia

(“Cordoba”)

AND:

MINERALES CORDOBA S.A.S., a simplified stock company existing under the laws of Colombia

(“Minerales”)

AND:

EXPLORADORA CORDOBA S.A.S., a simplified stock company existing under the laws of Colombia

(“Exploradora”)

AND:

CMH COLOMBIA S.A.S., a simplified stock company existing under the laws of Colombia

(“CMH”)

AND:

JCHX MINING MANAGEMENT CO., LTD., a corporation existing under the laws of the PRC

(“JCHX”)

AND:

INIVIEW MINING INVESTMENT LIMITED, a company incorporated under the laws of Hong Kong, with its registered office at Unit 2204, 22/F Lippo CTR Tower 2, 89 Queensway, Hong Kong (“Iniview”);

(each of the foregoing hereinafter collectively referred to as the “Parties” and individually as a “Party”).

WHEREAS the Parties are all of the parties to a framework agreement made as of December 8, 2022, as assigned from Intera Mining Investment Limited to Iniview pursuant to a deed of assignment and adherence dated May 4, 2023 (the “Initial Framework Agreement”), to outline the framework to which they intended to complete, the Contribution (as defined in the Initial Framework Agreement), Acquisition (as defined in the Initial Framework Agreement), Joint Venture (as defined in the Initial Framework Agreement) and other related transactions in connection with the development of the Mining Concessions (as defined in the Initial Framework Agreement), all on and subject to the terms and conditions set forth in the Initial Framework Agreement;

WHEREAS Cordoba and Cordoba Minerals Holdings Ltd. (“Cordoba Barbados”, and together with Cordoba, the “Offerors”), on May [●], 2025, submitted a commercial sale offer (the “Offer”) to Veritas, JCHX, Naipu Mining Machinery, PIA Global Limited, and Hong Kong Zhongan Industry Development Co., Limited (together, the “Offerees”) for the purpose of (A) the sale of (the “Transaction”): (i) all shares of Exploradora held by Cordoba Barbados; (ii) all shares of Minerales held by Cordoba Barbados; and (iii) the Accounts Receivables (as defined in Exhibit A (Terms and Conditions) of the Offer) from Cordoba Barbados; and (B) the execution of all transactions and obligations described in Exhibit A (Terms and Conditions) of the Offer;

WHEREAS the Offerees, on May [●], 2025, issued a purchase order (“Purchase Order”) as acceptance of the Offer and its Exhibit A (Terms and Conditions). Through the issuance of the Purchase Order, the Offerees agreed to the Transaction, and to the execution of the operations and obligations described in Exhibit A (Terms and Conditions) of the Offer;

WHEREAS in connection with the execution of the transactions and obligations set forth in Exhibit A (Terms and Conditions) of the Offer, the Parties wish to amend the Initial Framework Agreement pursuant to Section 2.3 of the Exhibit A (Terms and Conditions) of the Offer;

AND WHEREAS pursuant to Section 19.7 of the Initial Framework Agreement, the Initial Framework Agreement may be amended in writing by an instrument signed by all of the Parties;

NOW THEREFORE in consideration of the mutual covenants and agreements herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

ARTICLE 1

AMENDMENT

1.1	Amendment to Section 1.1 of the Initial Framework Agreement

The following definitions are hereby added to Section 1.1 of the Initial Framework Agreement:

“2025 Framework Agreement” means (i) the commercial sale offer and its Exhibit A (Terms and Conditions) (the “Offer”), submitted by Cordoba and Cordoba Minerals Holdings Ltd. (together, the “Offerors”), on May [●], 2025, to Cordoba, Cordoba Minerals Holdings Ltd., Veritas Resources AG, JCHX, Naipu Mining Machinery, PIA Global Limited, and Hong Kong Zhongan Industry Development Co. (together, the “Offerees”); and (ii) the purchase order issued by the Offerees on May [●], 2025 as acceptance of the Offer and its Exhibit A (Terms and Conditions).”

“Deadline Date” means the earlier of (i) September 30, 2025, and (ii) the date that the 2025 Framework Agreement is terminated in accordance with its terms.”

1.2	Amendment to Section 3.5 of the Initial Framework Agreement

Section 3.5 of the Initial Framework Agreement is deleted in its entirety and replaced with:

“In addition:

(a)	if the EIA is approved by the ANLA on or before the second anniversary date of the Closing, then Subco shall, following the receipt of written notice from CMH informing approval of the EIA and including all support documentation, and on or before a date as elected by Subco in its sole discretion (“Third Installment Date”), provided that the Third Installment Date shall not be a date later than the Deadline Date, subscribe for one (1) common share of CMH at a price per share of $20,000,000 (the “Third Installment”) (the “Additional Subscription”) and Minerales shall on the Third Installment Date subscribe for one (1) common share of CMH at par value; or

(b)	if the EIA is not approved by the ANLA on or before the second anniversary date of the Closing:

(i)	Subco shall have the option to, by providing notice in writing to CMH, designate the Third Installment Date to complete the Third Installment and the Additional Subscription, in which event Minerales shall subscribe on the Third Installment Date as elected by Subco in its sole discretion (provided that the Third Installment Date shall not be a date later than the Deadline Date) for one (1) common share of CMH at par value; or

(ii)	if Subco does not elect to complete the Third Installment on or before the Deadline Date, then Minerales shall have the right to subscribe for a set amount of common shares at par value as necessary upon which the shareholdings of the Minerales and Exploradora, on the one hand, and Subco, on the other hand, shall be equal to 60% and 40% respectively.”

ARTICLE 2

GENERAL

1.3	Defined Terms

All capitalized terms that are not otherwise defined herein shall have the meanings ascribed to such terms in the Initial Framework Agreement.

1.4	Continuing Effect

Save and except as specifically provided in this Agreement, all other terms and provisions of the Initial Framework Agreement shall remain in full force and effect, unamended.

1.5	Binding Agreement

This Agreement and all the provisions hereof shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns.

1.6	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the Federal laws of Canada applicable therein.

1.7	Severability

Any provision of this Agreement which is invalid or unenforceable shall not effect any other provision and shall be deemed to be severable herefrom.

1.8	Further Assurances

Each of the parties shall make, do, execute, or cause to be made, done and executed all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may be reasonably required in order to implement this Agreement, the transactions contemplated herein and in the Initial Framework Agreement.

1.9	Counterparts

This Agreement may be executed in any number of counterparts (including counterparts by PDF) and all such counterparts taken together shall be deemed to constitute one and the same instrument. The parties shall be entitled to rely upon delivery of an executed electronic copy of this Agreement, and such form of executed electronic copy shall be legally effective to create a valid and binding agreement between the parties.

1.10	Construction

This Agreement is a Transaction Document (as defined in Exhibit A (Terms and Conditions) of the Offer).

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

CORDOBA MINERALS CORP.

Name:
Title:

MINERALES CORDOBA S.A.S.

Name:
Title:

EXPLORADORA CORDOBA S.A.S.

Name:
Title:

CMH COLOMBIA S.A.S.

Name:
Title:

[Signature page to the Initial Framework Agreement Amendment Agreement]

JCHX MINING MANAGEMENT CO., LTD.

Name:
Title:

INIVIEW MINING INVESTMENT LIMITED

Name:
Title

[Signature page to the Initial Framework Agreement Amendment Agreement]

Schedule F
[OMITTED]

1

Schedule G
[OMITTED]

1

Schedule H
INITIAL FRAMEWORK AGREEMENT TERMINATION AGREEMENT

1

Schedule I
JV SHAREHOLDERS AGREEMENT TERMINATION AGREEMENT

1

Schedule J
MANAGEMENT SERVICES AGREEMENT TERMINATION AGREEMENT

1

Accounts Receivables Commercial Sale Offer and Purchase Order

1

Schedule K
Assignment AGREEMENT

1

EXHIBIT B
PURCHASE ORDER No. 1-2025

May 8, 2025

Dear Sirs,

CORDOBA MINERALS CORP.

CORDOBA MINERALS HOLDINGS LTD.

606-999 Canada Place

Vancouver, BC V6C 3E1

Attention to: Sarah Armstrong-Montoya – Chief Executive Officer

Telephone:     [***]

Email:   [***]

with a copy to:

Cassels Brock & Blackwell LLP

Suite 2200, HSBC Building

885 West Georgia Street

Vancouver, BC V6C 3E8

Attention to: David Redford / Alex Pizale

Telephone:     [***]

Email:   [***]

Ref.: Purchase Order No. 1-2025

The undersigned, of legal age and identified as stated below our signatures, in our respective capacities as legal representatives of VERITAS RESOURCES AG, JCHX MINING MANAGEMENT CO., LTD., NAIPU MINING MACHINERY, PIA GLOBAL LIMITED, and HONG KONG ZHONGAN INDUSTRY DEVELOPMENT CO., LIMITED (collectively the “Offerees”), and being duly authorized, we hereby issue this purchase order (the “Purchase Order”) in favor of CORDOBA MINERALS HOLDINGS LTD., in response to the for the offer made on May 7, 2025, which was addressed to the Offerees (the “Offer”) for:

(a)           The assignment and transfer of CORDOBA MINERALS HOLDINGS LTD’s rights, obligations, title and interest in to and under the right to receive any and all sums due and to become due under, or recoverable in connection with the CMC-Colombia Receivables (as such term is defined in Exhibit A of the Offer).

(b)           the purchase of the following assets owned by CORDOBA MINERALS HOLDINGS LTD., in the terms set forth in PART 3 of the Exhibit A of the Offer:

(i)	10,060,000 common shares of Exploradora Cordoba S.A.S.;

(ii)	27,262,500 common shares of Minerales Cordoba S.A.S.; and

(iii)	the Accounts Receivables.

(c)            the completion of terms, covenants, provisions, and conditions described in Exhibit A (Terms and Conditions) of the Offer.

1

This Purchase Order was issued on May 8, 2025 at 5:00 a.m. (Colombian Time).

This Purchase Order may be entered into any number of counterparts, all of which taken together shall constitute one and the same instrument. Any Party may enter into this Purchase Order by executing any such counterpart. PDF and e-mailed copies of signatures shall be deemed to be originals for purposes of the execution of this Purchase Order.

VERITAS RESOURCES AG		JCHX MINING MANAGEMENT CO., LTD.

/s/ Wang Qinghai		/s/ Wang Qinghai
Name:	Wang Qinghai	Name:	Wang Qinghai
Title:	Chairman	Title:	Chairman

NAIPU MINING MACHINERY		HONG KONG ZHONGAN INDUSTRY DEVELOPMENT CO., LIMITED

/s/ Zheng Hao		/s/ Su Weijia
Name:	Zheng Hao	Name:	Su Weijia
Title:	Chairman	Title:	Chairman

PIA GLOBAL LIMITED

/s/ Zhang Yuenan
Name:	Zhang Yuenan
Title:	Director

2